UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-5724

Oppenheimer Global Strategic Income Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way,

Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

Two World Financial Center, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: September 30

Date of reporting period: 9/30/2013

Item 1. Reports to Stockholders.

OPPENHEIMERFUNDS™
THE RIGHT WAY TO INVEST

OPPENHEIMER

GLOBAL STRATEGIC INCOME FUND

ANNUAL REPORT 9.30.2013

Oppenheimer

GlobAl sTrATeGic iNcoMe FuND

annual RepoRt 9.30.2013

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 9/30/13

	1-Year	5-Year	10-Year
Class A Shares of the Fund without sales charge	1.30%	7.25%	6.49%
Class A Shares of the Fund with sales charge	–3.52	6.21	5.97
Barclays U.S. Aggregate Bond Index	–1.68	5.41	4.59
Citigroup World Government Bond Index	–4.60	4.25	4.79
Citigroup Non-U.S. World Government Bond Index	–5.65	4.27	4.91
JPMorgan Domestic High Yield Index	7.33	13.58	8.99
Reference Index	–0.64	7.47	6.15

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 4.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

2	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Fund Performance Discussion

The Fund’s Class A shares (without sales charge) produced a total return of 1.30% during the 12-month reporting period. In comparison, the Fund’s Reference Index, a customized weighted index currently comprised of the following underlying broad-based security indices: 40% Citigroup Non-U.S. World Government Bond Index, 30% JPMorgan Domestic High Yield Index, and 30% Barclays U.S. Aggregate Bond Index, returned -0.64%. Relative strength from the Fund’s investments in high yield bonds and U.S. government securities was balanced by shortfalls among emerging markets bonds, as economic slowdowns in China and other developing nations produced selling pressure in local fixed-income markets.

MARKET OVERVIEW

The 12-month reporting period began near the start of a sustained rally in most financial markets as investors anticipated stronger domestic and global economic growth. Central banks in the United States and Europe had announced new accommodative policy measures intended to promote market liquidity and keep intermediate- and long-term interest rates low. In the United States, the Federal Reserve (the “Fed”) embarked on a third round of open-ended quantitative easing involving monthly purchases of $85

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

OPPENHEIMER GLOBAL STRATEGIC INCOME FUND	3

billion of mortgage-backed securities from U.S. government agencies. The head of the European Central Bank (the “ECB”) had reassured investors that his institution was committed to supporting the euro, and the ECB signaled its intention to purchase massive amounts of debt from troubled members of the European Union. In Japan, new government leadership adopted economic policies designed to end a long period of economic stagnation, in part by reducing the value of the yen against most other major currencies.

Higher-yielding bonds generally rallied in response to an improving economic outlook. U.S. high yield bonds fared particularly well, as investors reached for higher yields in the low interest rate environment, corporate issuers continued to report strong earnings, and default rates remained low. At the same time, yields of U.S. government securities remained near historical lows due to the Fed’s massive bond buying program. In international markets, sovereign bonds from Europe gained value as it became clearer that the worst of the region’s debt and banking crises were likely behind it. The improved economic outlook also buoyed corporate bonds in emerging markets, such as Russia and China. U.S. dollar-denominated securities outperformed their local currency-denominated counterparts as governments in Japan and Europe took steps to reduce the value of the yen and euro, respectively, relative to the U.S. dollar.

These developments drove financial markets higher through the spring of 2013. At that time, economic data appeared to confirm that the United States, Europe and Japan had engineered a sustained economic rebound, but investors responded negatively to disappointing economic data from China, India, Brazil, and other emerging markets. The ensuing “flight to quality” toward traditional safe havens produced sharp dislocations in emerging equity, fixed-income and currency markets. In late May, relatively hawkish remarks by Fed chairman Ben Bernanke were widely interpreted as a signal that U.S. monetary policymakers would begin to back away from their quantitative easing program sooner than expected, sparking heightened volatility in financial markets throughout the world. Market conditions generally stabilized over the summer of 2013. Despite the prospect of a U.S. government shutdown at the end of the month, September saw a surge in asset values after the Fed refrained from cutting back its quantitative easing program. Meanwhile, most major currencies, including the yen, continued to lose value against the U.S. dollar.

FUND REVIEW

The Fund generally maintained a constructive investment posture throughout the reporting period, maintaining an overweight position in credit risk through investments in international bonds and high yield securities. The Fund generally maintained underweight exposure to U.S. government securities and foreign currencies.

4	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

As it has for some time, the Fund’s international portfolio emphasized the emerging markets over their more developed counterparts. This positioning hurt the Fund’s relative performance when interest rates in the emerging markets climbed amid selling pressure from newly risk-averse investors. Although we had reduced the Fund’s holdings of Brazilian debt securities over the reporting period’s first half, even a small position proved counterproductive over the second half when local economic and fiscal concerns intensified. Bonds from Mexico and South Africa detracted from relative results to a lesser extent.

In contrast, underweight exposure to foreign currencies contributed positively to the Fund’s results. The Fund maintained no exposure to the euro and yen over the reporting period’s second half, avoiding the brunt of their weakness. In addition, the Fund benefited from positions in non-sovereign European debt, including corporate securities, asset-backed securities, and bank loans.

In the Fund’s investment grade U.S. bond portfolio, we remained significantly underweight government bonds and favored mortgage-backed securities and structured products. This positioning was beneficial during the period, as was successful security selections, including relatively strong results from U.S. government agency-issued mortgage backed securities. An allocation to non-agency mortgages and commercial mortgage-backed securities also fared relatively well.

The Fund’s high yield portfolio benefited from overweight exposure and an emphasis on securities with credit ratings toward the lower end of the market’s quality spectrum. Bonds backed by wireless telecommunications carriers and broadcasters bolstered results early in the year. The Fund also benefited from positions in senior floating-rate bank loans at times during the reporting period.

STRATEGY & OUTLOOK

As of the reporting period’s end, we believe that emerging markets bonds and currencies have been punished more than is warranted by underlying economic fundamentals. Indeed, sovereign bond yields of 10% or more appear quite attractive to us in certain Latin American markets with manageable debt loads and muted inflation. Likewise, U.S. investors’ fears of a tapering of quantitative easing may be overblown as we believe monetary policy is expected to be accommodative for some time to come.

Consequently, we have maintained the Fund’s overweight exposure to emerging markets bonds, and we may consider increasing that position as more attractively valued opportunities arise. However, we have reduced the Fund’s average duration in preparation for the next phase of the interest-rate cycle. High yield securities ended the reporting period fairly valued in our estimation, and they should continue to

OPPENHEIMER GLOBAL STRATEGIC INCOME FUND	5

do well in a moderately growing economic environment. The Fund’s investment grade portfolio has continued to focus primarily on spread products, such as mortgage-backed securities, which we believe also should benefit from improving economic funda-

mentals. Finally, we have begun to explore the possibility of investing in non-traditional income-oriented assets that may be less sensitive to rising interest rates in a recovering economy.

Arthur P. Steinmetz Portfolio Manager

Sara J. Zervos, Ph.D. Portfolio Manager

Krishna Memani Portfolio Manager

Jack Brown, CFA[1] Portfolio Manager

1. Jack Brown became a Portfolio Manager on January 28, 2013.

6	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Top Holdings and Allocations

TOP TEN GEOGRAPHICAL HOLDINGS
United States	59.7%
Mexico	6.9
Brazil	5.5
Russia	4.2
Turkey	2.3
Hungary	1.8
United Kingdom	1.4
South Africa	1.2
Japan	1.1
France	1.0

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2013, and are based on the total market value of investments.

REGIONAL ALLOCATION
United States/Canada	60.4%
Latin America	16.0
Emerging Europe	7.2
Europe	6.6
Middle East/Africa	5.2
Asia	3.9
Supranational	0.7

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2013, and are based on the total market value of investments.

OPPENHEIMER GLOBAL STRATEGIC INCOME FUND	7

Top Holdings and Allocations

PORTFOLIO ALLOCATION

Corporate Bonds and Notes	31.8%
Mortgage-Backed Obligations:
Non-Agency	17.0
Government Agency	7.2
Foreign Government Obligations	23.4
U.S. Government Obligations	6.2
Asset-Backed Securities	4.1
Money Market Fund	3.2
Alternative Fund	2.1
Oppenheimer Master Event-Linked Bond Fund, LLC
Corporate Loans	1.7
Domestic Fixed Income Funds	1.6
Oppenheimer Short Duration Fund, Cl. Y
Oppenheimer Master Loan Fund, LLC
Structured Securities	0.9
Common Stocks	0.3
Over-the-Counter Options Purchased	0.2
Over-the-Counter Interest Rate Swaptions Purchased	0.2
Preferred Stocks	0.1
Over-the-Counter Credit Default Swaptions Purchased	—	*
Rights, Warrants and Certificates	—

*Represents a value of less than 0.005%.

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2013, and are based on the total market value of investments. The Fund may invest without limit in below investment-grade securities, which carry a greater risk that the issue may default on principal or interest payments, and in foreign securities, which entail higher expenses and risks, such as currency fluctuation.

8	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Top Holdings and Allocations

CREDIT RATING BREAKDOWN	NRSRO ONLY TOTAL
AAA	18.3%
AA	3.5
A	12.5
BBB	24.7
BB	14.1
B	13.1
CCC	6.2
CC	0.7
D	1.9
Unrated	5.0
Total	100.0%

The percentages above are based on the market value of the Fund’s securities as of September 30, 2013, and are subject to change. Except for securities labeled “Treasury,” “Agency” and “Unrated,” and except for certain securities issued or guaranteed by a foreign sovereign, all securities have been rated by at least one Nationally Recognized Statistical Rating Organization (“NRSRO”), such as Standard & Poor’s (“S&P”). For securities rated only by an NRSRO other than S&P, OppenheimerFunds, Inc. converts that rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest S&P equivalent rating is used. Unrated securities issued or guaranteed by a foreign sovereign are assigned a credit rating equal to the highest NRSRO rating assigned to that foreign sovereign. Fund assets invested in Oppenheimer Institutional Money Market Fund are assigned that fund’s S&P rating, which is currently AAA. For the purposes of this table, “investment-grade” securities are securities rated within the NRSROs’ four highest rating categories (AAA, AA, A and BBB). Unrated securities do not necessarily indicate low credit quality, and may or may not be the equivalent of investment-grade. Please consult the Fund’s prospectus and Statement of Additional Information for further information.

OPPENHEIMER GLOBAL STRATEGIC INCOME FUND	9

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 9/30/13

	Inception Date	1-Year	5-Year	10-Year
Class A (OPSIX)	10/16/89	1.30%	7.25%	6.49%
Class B (OPSGX)	11/30/92	0.15%	6.21%	5.96%
Class C (OSICX)	5/26/95	0.30%	6.39%	5.69%
Class I (OSIIX)	1/27/12	1.43%	5.14%*	N/A
Class N (OSINX)	3/1/01	0.68%	6.75%	6.04%
Class Y (OSIYX)	1/26/98	1.30%	7.39%	6.71%

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 9/30/13
	Inception Date	1-Year	5-Year	10-Year
Class A (OPSIX)	10/16/89	–3.52%	6.21%	5.97%
Class B (OPSGX)	11/30/92	–4.64%	5.90%	5.96%
Class C (OSICX)	5/26/95	–0.66%	6.39%	5.69%
Class I (OSIIX)	1/27/12	1.43%	5.14%*	N/A
Class N (OSINX)	3/1/01	–0.28%	6.75%	6.04%
Class Y (OSIYX)	1/26/98	1.30%	7.39%	6.71%

*Shows performance since inception.

STANDARDIZED YIELDS
For the 30 Days Ended 9/30/13
Class A	4.07%
Class B	3.33
Class C	3.55
Class I	4.69
Class N	3.90
Class Y	4.53

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge (unless otherwise indicated): for Class A shares, the current maximum initial sales charge of

10	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

4.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class I and Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. Returns for periods of less than one year are cumulative and not annualized.

Standardized yield is based on net investment income for the 30-day period ended 9/30/13 and the maximum offering price at the end of the period for Class A shares and the net asset value for Class B, Class C, Class I, Class N and Class Y shares. Each result is compounded semiannually and then annualized. Falling share prices will tend to artificially raise yields.

The Fund’s performance is compared to the performance of the Barclays U.S. Aggregate Bond Index, the Citigroup World Government Bond Index, the Citigroup Non-U.S. World Government Bond Index, JPMorgan Domestic High Yield Index and its Reference Index. The Barclays U.S. Aggregate Bond Index is an index of U.S dollar-denominated, investment-grade U.S. corporate government and mortgage-backed securities. The Citigroup World Government Bond Index is an index of debt securities of major foreign government bond markets. The Citigroup Non-U.S. World Government Bond Index is an index of fixed rate government bonds with a maturity of one year or longer and amounts outstanding of at least U.S. $25 million. The JPMorgan Domestic High Yield Index is an unmanaged index of high yield fixed income securities issued by developed countries. The Fund’s Reference Index is a customized weighted index currently comprised of the following underlying broad-based security indices: 40% Citigroup Non-U.S. World Government Bond Index, 30% JPMorgan Domestic High Yield Index, and 30% Barclays U.S. Aggregate Bond Index. The indices are unmanaged and cannot be purchased directly by investors. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

OPPENHEIMER GLOBAL STRATEGIC INCOME FUND	11

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended September 30, 2013.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

12	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Fund Expenses  Continued

Actual	Beginning Account Value April 1, 2013	Ending Account Value September 30, 2013	Expenses Paid During 6 Months Ended September 30, 2013
Class A	$1,000.00	$973.90	$4.61
Class B	1,000.00	967.30	9.17
Class C	1,000.00	967.90	8.27
Class I	1,000.00	973.30	2.72
Class N	1,000.00	969.80	6.49
Class Y	1,000.00	972.80	3.32

Hypothetical (5% return before expenses)
Class A	1,000.00	1,020.41	4.72
Class B	1,000.00	1,015.79	9.39
Class C	1,000.00	1,016.70	8.48
Class I	1,000.00	1,022.31	2.79
Class N	1,000.00	1,018.50	6.65
Class Y	1,000.00	1,021.71	3.40

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended September 30, 2013 are as follows:

Class	Expense Ratios
Class A	0.93%
Class B	1.85
Class C	1.67
Class I	0.55
Class N	1.31
Class Y	0.67

The expense ratios reflect voluntary waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Consolidated Financial Highlights” tables in the Fund’s consolidated financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

OPPENHEIMER GLOBAL STRATEGIC INCOME FUND	13

CONSOLIDATED STATEMENT OF INVESTMENTS    September 30, 2013

	Principal Amount		Value
Asset-Backed Securities—4.3%
Ally Auto Receivables Trust, Automobile Receivables Nts., Series 2012-A, Cl. D, 3.15%, 10/15/18[1]	$7,604,000		$7,901,029
Ally Master Owner Trust, Automobile Receivable Nts., Series 2012-3, Cl. D, 2.532%, 7/15/17[2]	4,300,000		4,313,027
American Credit Acceptance Receivables Trust 2012-2, Automobile Receivable Nts., Series 2012-2, Cl. D, 5.91%, 7/15/19[3]	7,400,000		7,563,762
American Credit Acceptance Receivables Trust 2012-3, Automobile Receivable Nts., Series 2012-3, Cl. C, 2.78%, 9/17/18[3]	450,000		449,304
American Credit Acceptance Receivables Trust 2013-2, Automobile Receivable Nts., Series 2013-2, Cl. C, 3.96%, 5/15/19[3]	6,949,000		6,974,270
AmeriCredit Automobile Receivables Trust 2012-1, Automobile Receivables-Backed Nts., Series 2012-1, Cl. D, 4.72%, 3/8/18	28,945,000		30,514,321
AmeriCredit Automobile Receivables Trust 2012-3, Automobile Receivables-Backed Nts.:
Series 2012-3, Cl. D, 3.03%, 7/9/18	9,375,000		9,531,361
Series 2012-3, Cl. E, 4.46%, 11/8/19[3]	1,260,000		1,304,880
AmeriCredit Automobile Receivables Trust 2012-4, Automobile Receivables-Backed Nts., Series 2012-4, Cl. D, 2.68%, 10/9/18	4,260,000		4,269,067
AmeriCredit Automobile Receivables Trust 2013-1, Automobile Receivables-Backed Nts.:
Series 2013-1, Cl. D, 2.09%, 2/8/19	1,525,000		1,487,143
Series 2013-1, Cl. E, 2.64%, 7/8/20[3]	8,475,000		8,186,833
AmeriCredit Automobile Receivables Trust 2013-2, Automobile Receivables-Backed Nts.:
Series 2013-2, Cl. D, 2.42%, 5/8/19	2,395,000		2,347,510
Series 2013-2, Cl. E, 3.41%, 10/8/20[3]	3,730,000		3,699,162
AmeriCredit Automobile Receivables Trust 2013-3, Automobile Receivables-Backed Nts.:
Series 2013-3, Cl. D, 3%, 7/8/19	1,540,000		1,532,174
Series 2013-3, Cl. E, 3.74%, 12/8/20[3]	7,005,000		7,000,920
Axius European CLO SA, Collateralized Debt Obligations, Series 2007-1X, Cl. E, 4.803%, 11/15/23[2]	746,293	EUR	932,928
Capital Auto Receivables Asset Trust 2013-1, Automobile Receivables Nts., Series 2013-1, Cl. D, 2.19%, 9/20/21	990,000		968,458
CarMax Auto Owner Trust 2012-2, Automobile Receivables Nts., Series 2012-2, Cl. D, 3.02%, 11/15/18	4,300,000		4,382,332
CPS Auto Trust, Automobile Receivable Nts., Series 2012-C, Cl. A, 1.82%, 12/16/19[3]	575,232		578,494
Credit Acceptance Auto Loan Trust, Automobile Receivable Nts., Series 2012-2A, Cl. B, 2.21%, 9/15/20[3]	355,000		356,930
DT Auto Owner Trust 2012-2, Automobile Receivable Nts.:
Series 2012-2, Cl. C, 2.72%, 4/17/17[3]	2,475,000		2,495,309
Series 2012-2, Cl. D, 4.35%, 3/15/19[3]	8,020,000		8,281,412
DT Auto Owner Trust 2013-1A, Automobile Receivable Nts., Series 2013-1A, Cl. D, 3.74%, 5/15/20[3]	10,245,000		10,271,150
DT Auto Owner Trust 2013-2A, Automobile Receivable Nts., Series 2013-2A, Cl. D, 4.18%, 6/15/20[3]	2,210,000		2,212,663

14	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount		Value
Asset-Backed Securities Continued
Exeter Automobile Receivables Trust, Automobile Receivable Nts.:
Series 2012-2A, Cl. B, 2.22%, 12/15/17[3]	$3,125,000		$3,101,631
Series 2012-2A, Cl. C, 3.06%, 7/16/18[3]	3,925,000		3,850,759
Series 2013-2A, Cl. C, 4.35%, 1/15/19[3]	2,090,000		2,108,876
First Investors Auto Owner Trust 2012-1A, Automobile Receivables Nts., Series 2012-1A, Cl. D, 5.65%, 4/15/18[3]	960,000		1,010,828
Ford Credit Floorplan Master Owner Trust A, Automobile Receivable Nts., Series 2013-3, Cl. D, 1.74%, 6/15/17	835,000		836,680
Green Tree Financial Corp., Manufactured Housing Contract Sr. Sub. Pass-Through Certificates, Series 1997-5, Cl. M1, 6.95%, 5/15/29	5,000,000		5,417,023
Greenpoint Credit Manufactured Housing Contract Trust, Pass-Through Certificates, Series 2000-3, Cl. IM1, 9.01%, 6/1/31[4]	588,296		93,457
Halcyon Structured Asset Management European CLO, Deferrable Sec. Nts.:
Series 2006-IIX, Cl. E, 4.19%, 1/25/23[2]	4,625,000	EUR	5,405,365
Series 2007-IX, Cl. E, 4.134%, 7/24/23[2]	2,351,729	EUR	2,825,635
Ice 1 Em CLO Ltd./Ice 1 Em CLO Corp., Sr. Sec. Sub. Term Nts.:
Series 2007-1A, Cl. B, 2.096%, 8/15/22[1,2]	21,000,000		18,375,000
Series 2007-1A, Cl. C, 3.396%, 8/15/22[1,2]	17,780,000		15,379,700
Series 2007-1A, Cl. D, 5.396%, 8/15/22[1,2]	17,780,000		15,379,700
Madison Avenue CDO Ltd., Collateralized Debt Obligations, Series 2A, Cl. C1, 2.623%, 3/24/14[1,2,4]	4,623,044		462
Santander Drive Auto Receivables Trust 2011-S1A, Automobile Receivables Nts., Series 2011-S1A, Cl. D, 3.10%, 5/15/17[3]	7,582		7,589
Santander Drive Auto Receivables Trust 2012-2, Automobile Receivables Nts., Series 2012-2, Cl. D, 3.87%, 2/15/18	1,955,000		2,017,126
Santander Drive Auto Receivables Trust 2012-3, Automobile Receivables Nts.:
Series 2012-3, Cl. C, 3.01%, 4/16/18	20,920,000		21,483,658
Series 2012-3, Cl. D, 3.64%, 5/15/18	27,525,000		28,102,378
Santander Drive Auto Receivables Trust 2012-4, Automobile Receivables Nts., Series 2012-4, Cl. D, 3.50%, 6/15/18	12,490,000		12,773,660
Santander Drive Auto Receivables Trust 2012-5, Automobile Receivables Nts.:
Series 2012-5, Cl. C, 2.70%, 8/15/18	7,820,000		7,874,126
Series 2012-5, Cl. D, 3.30%, 9/17/18	11,210,000		11,414,252
Santander Drive Auto Receivables Trust 2012-6, Automobile Receivables Nts., Series 2012-6, Cl. D, 2.52%, 9/17/18	5,065,000		5,011,415
Santander Drive Auto Receivables Trust 2012-AA, Automobile Receivables Nts., Series 2012-AA, Cl. D, 2.46%, 12/17/18[3]	2,990,000		2,937,336
Santander Drive Auto Receivables Trust 2013-1, Automobile Receivables Nts., Series 2013-1, Cl. D, 2.27%, 1/15/19	3,255,000		3,184,552
Santander Drive Auto Receivables Trust 2013-2, Automobile Receivables Nts., Series 2013-2, Cl. D, 2.57%, 3/15/19	3,740,000		3,658,472
Santander Drive Auto Receivables Trust 2013-3, Automobile Receivables Nts., Series 2013-3, Cl. D, 2.42%, 4/15/19	3,315,000		3,180,898

OPPENHEIMER GLOBAL STRATEGIC INCOME FUND	15

CONSOLIDATED STATEMENT OF INVESTMENTS    Continued

	Principal Amount		Value
Asset-Backed Securities Continued
Santander Drive Auto Receivables Trust 2013-4, Automobile Receivables Nts., Series 2013-4, Cl. D, 3.92%, 1/15/20	$5,805,000		$5,880,474
Santander Drive Auto Receivables Trust 2013-A, Automobile Receivables Nts., Series 2013-A, Cl. C, 3.12%, 10/15/19[3]	1,300,000		1,337,825
SLM Student Loan Trust, Student Loan Receivables, Series 2005-B, Cl. B, 0.654%, 6/15/39[2]	5,365,591		4,196,268
SNAAC Auto Receivables Trust, Automobile Receivable Nts.:
Series 2012-1A, Cl. B, 3.11%, 6/15/17[3]	1,875,000		1,891,885
Series 2012-1A, Cl. C, 4.38%, 6/15/17[3]	2,135,000		2,185,400
Series 2013-1A, Cl. B, 2.09%, 7/16/18	710,000		707,286
Series 2013-1A, Cl. C, 3.07%, 8/15/18	790,000		784,988
Theseus European CLO SA, Asset-Backed Securities, Series 2006-1X, Cl. E, 4.343%, 8/27/22[2]	5,005,000	EUR	6,349,618
United Auto Credit Securitization Trust 2012-1, Automobile Receivables Nts.:
Series 2012-1, Cl. B, 1.87%, 9/15/15	1,195,000		1,194,742
Series 2012-1, Cl. C, 2.52%, 3/15/16	9,500,000		9,494,780
Series 2012-1, Cl. D, 3.12%, 3/15/18	6,035,000		6,031,473
United Auto Credit Securitization Trust 2013-1, Automobile Receivables Nts.:
Series 2013-1, Cl. B, 1.74%, 4/15/16[3]	1,260,000		1,258,019
Series 2013-1, Cl. C, 2.22%, 12/15/17[3]	805,000		803,363
Series 2013-1, Cl. D, 2.90%, 12/15/17[3]	1,555,000		1,551,847
Total Asset-Backed Securities (Cost $350,992,973)			346,652,985
Corporate Loans—1.8%
Affinion Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.50%, 10/9/16[2,5]	4,695,201		4,564,618
Atlas Energy LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.50%, 7/31/19[2]	3,630,000		3,666,301
Autoparts Holdings Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.50%, 7/29/17[2]	3,659,732		3,599,120
BJ’S Wholesale Club, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 9.75%, 3/26/20[2]	4,595,000		4,683,072
Blue Coat Systems, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 9.50%, 6/28/20[2]	3,105,000		3,128,288
Brock Holdings III, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.25%, 3/16/18[2]	2,915,000		2,961,153
Caesars Entertainment Operating Co., Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B6, 5.429%, 1/28/18[2,5]	9,040,581		8,212,807
Catalent Pharma Solutions, Inc., Sr. Sec. Credit Facilities Term Loan, 6.50%, 12/31/17[2]	4,460,000		4,476,725
Clear Channel Capital I LLC, Extended Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche D, 6.929% , 1/30/19[2,5]	13,824,571		12,805,009
Clear Channel Communications, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.829%, 1/29/16[2,5]	3,701,281		3,500,024

16	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value
Corporate Loans Continued
Deltek, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 10%, 10/10/19[2]	$6,985,000	$7,049,032
Entegra Holdings LLC, Sr. Sec. Credit Facilities 3rd Lien Term Loan, Tranche B, 3.64%, 10/19/15[2,6]	22,053,707	12,791,150
Hallertau SPC, Sr. Sec. Credit Facilities Term Loan, 7.94%, 8/15/14[7]	32,556,250	15,236,325
iStar Financial, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche A2, 7%, 3/19/17[2,5]	3,722,903	3,834,590
JG Wentworth, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 9%, 2/8/19[2]	1,359,065	1,370,108
Lonestar Intermediate Super Holdings LLC, Sr. Sec. Credit Facilities Term Loan, 11%, 9/2/19[2]	5,735,000	6,007,413
NFR Energy LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.75%, 12/31/18[2]	4,235,000	4,256,175
NTELOS, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.75%, 11/9/19[2]	4,351,050	4,314,247
Nuveen Investments, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 6.50%, 2/28/19[2]	8,165,000	8,141,183
OneLink Communications/San Juan Cable LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 10%, 6/11/18[2]	6,975,000	7,036,031
Quicksilver Resources, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 7%, 6/21/19[2]	10,660,000	10,273,575
Revel Entertainment, Inc., Sr. Sec. Credit Facilities 1st Lien Exit Term Loan, 13.775%, 5/20/18[2,6]	4,771,936	4,533,339
TWCC Holding Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 7%, 6/26/20[2]	8,280,000	8,518,050

Total Corporate Loans (Cost $142,377,895)		144,958,335
Mortgage-Backed Obligations—25.5%
Government Agency—7.6%
FHLMC/FNMA/FHLB/Sponsored—7.4%
Federal Home Loan Mortgage Corp.:
5%, 12/1/34	1,059,404	1,150,438
5.50%, 9/1/39	3,372,559	3,693,247
6%, 1/15/19-7/1/24	2,699,523	2,932,375
6.50%, 4/1/18-6/15/35	1,904,408	2,088,562
7%, 8/15/21-3/1/35	2,059,528	2,350,956
7.50%, 1/1/32-2/1/32	2,789,442	3,280,462
8.50%, 8/15/31	163,619	196,066
10%, 5/15/20	92,923	104,711
10.50%, 6/14/20	47,169	54,855
11.50%, 11/14/16	3,969	4,056
12%, 7/15/15-6/15/17	14,615	14,941
Federal Home Loan Mortgage Corp., Gtd. Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 1360, Cl. PZ, 7.50%, 9/15/22	2,419,692	2,750,778
Series 151, Cl. F, 9%, 5/15/21	4,422	4,936
Series 1590, Cl. IA, 1.232%, 10/15/23[2]	1,976,161	2,013,636
Series 1674, Cl. Z, 6.75%, 2/15/24	99,949	112,815

OPPENHEIMER GLOBAL STRATEGIC INCOME FUND	17

CONSOLIDATED STATEMENT OF INVESTMENTS    Continued

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored Continued
Federal Home Loan Mortgage Corp., Gtd. Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates: Continued
Series 2034, Cl. Z, 6.50%, 2/15/28	$17,990	$20,328
Series 2042, Cl. N, 6.50%, 3/15/28	21,647	24,582
Series 2043, Cl. ZP, 6.50%, 4/15/28	1,907,960	2,178,059
Series 2053, Cl. Z, 6.50%, 4/15/28	18,341	20,726
Series 2116, Cl. ZA, 6%, 1/15/29	1,078,368	1,208,611
Series 2122, Cl. F, 0.632%, 2/15/29[2]	45,959	46,158
Series 2279, Cl. PK, 6.50%, 1/15/31	28,887	32,495
Series 2326, Cl. ZP, 6.50%, 6/15/31	260,531	297,078
Series 2344, Cl. FP, 1.132%, 8/15/31[2]	672,352	686,200
Series 2368, Cl. PR, 6.50%, 10/15/31	39,200	44,722
Series 2368, Cl. TG, 6%, 10/15/16	144,372	150,727
Series 2401, Cl. FA, 0.832%, 7/15/29[2]	88,266	89,051
Series 2412, Cl. GF, 1.132%, 2/15/32[2]	1,110,603	1,133,496
Series 2427, Cl. ZM, 6.50%, 3/1/32	1,208,259	1,364,104
Series 2451, Cl. FD, 1.182%, 3/15/32[2]	445,269	455,148
Series 2453, Cl. BD, 6%, 5/15/17	41,074	43,502
Series 2461, Cl. PZ, 6.50%, 6/1/32	173,792	197,866
Series 2464, Cl. FI, 1.182%, 2/15/32[2]	394,602	402,666
Series 2470, Cl. AF, 1.182%, 3/15/32[2]	718,400	734,340
Series 2470, Cl. LF, 1.182%, 2/15/32[2]	403,567	411,815
Series 2471, Cl. FD, 1.182%, 3/15/32[2]	592,166	604,315
Series 2475, Cl. FB, 1.182%, 2/15/32[2]	552,710	564,006
Series 2500, Cl. FD, 0.682%, 3/15/32[2]	218,762	220,083
Series 2517, Cl. GF, 1.182%, 2/15/32[2]	333,678	340,497
Series 2526, Cl. FE, 0.582%, 6/15/29[2]	230,499	230,970
Series 2551, Cl. FD, 0.582%, 1/15/33[2]	148,121	148,452
Series 2551, Cl. LF, 0.682%, 1/15/33[2]	54,761	55,128
Series 2668, Cl. AZ, 4%, 9/1/18	292,508	306,458
Series 2676, Cl. KY, 5%, 9/15/23	1,174,039	1,287,788
Series 2707, Cl. QE, 4.50%, 11/1/18	525,744	554,598
Series 2936, Cl. PE, 5%, 2/1/35	2,807,000	3,066,356
Series 3025, Cl. SJ, 24.082%, 8/15/35[2]	870,040	1,363,186
Series 3465, Cl. HA, 4%, 7/1/17	128,902	131,509
Series 3617, Cl. DC, 4%, 7/1/27	370,991	378,103
Series 3822, Cl. JA, 5%, 6/1/40	1,424,450	1,509,503
Series 3848, Cl. WL, 4%, 4/1/40	1,733,529	1,851,827
Series 3917, Cl. BA, 4%, 6/1/38	1,520,510	1,587,526
Series 4221, Cl. HJ, 1.50%, 7/1/23	1,244,970	1,238,021
Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security:
Series 183, Cl. IO, 14.314%, 4/1/27[8]	302,314	45,332
Series 192, Cl. IO, 11.799%, 2/1/28[8]	123,222	25,911
Series 2035, Cl. PE, 3.477%, 3/15/28[8]	37,944	5,776
Series 2049, Cl. PL, 25.957%, 4/15/28[8]	228,101	34,923
Series 205, Cl. IO, 14.267%, 9/1/29[8]	783,334	119,091
Series 206, Cl. IO, 0%, 12/1/29[8,9]	274,649	41,001
Series 207, Cl. IO, 0%, 4/1/30[8,9]	281,395	42,827
Series 2074, Cl. S, 54.543%, 7/17/28[8]	195,238	40,655
Series 2079, Cl. S, 69.925%, 7/17/28[8]	351,813	74,193
Series 214, Cl. IO, 0%, 6/1/31[8,9]	228,011	49,797
Series 2177, Cl. SB, 99.999%, 8/15/29[8]	215,467	50,312
Series 243, Cl. 6, 0%, 12/15/32[8,9]	742,158	154,458

18	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored Continued
Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security: Continued
Series 2526, Cl. SE, 32.937%, 6/15/29[8]	$416,512	$85,790
Series 2795, Cl. SH, 16.851%, 3/15/24[8]	3,046,236	417,610
Series 2802, Cl. AS, 0%, 4/15/33[8,9]	190,604	6,097
Series 2920, Cl. S, 52.383%, 1/15/35[8]	2,624,325	516,028
Series 2922, Cl. SE, 8.66%, 2/15/35[8]	173,766	30,510
Series 3004, Cl. SB, 99.999%, 7/15/35[8]	4,392,867	799,218
Series 3201, Cl. SG, 8.508%, 8/15/36[8]	1,190,912	222,711
Series 3397, Cl. GS, 12.898%, 12/15/37[8]	923,966	156,642
Series 3424, Cl. EI, 0%, 4/15/38[8,9]	687,972	91,416
Series 3450, Cl. BI, 12.953%, 5/15/38[8]	1,352,197	244,399
Series 3606, Cl. SN, 6.305%, 12/15/39[8]	696,418	90,073
Series 3659, Cl. IE, 0%, 3/1/19[8,9]	2,360,551	182,304
Series 3685, Cl. EI, 0%, 3/1/19[8,9]	1,939,369	133,973
Federal Home Loan Mortgage Corp., Mtg.-Linked Global Debt Securities, 2.06%, 1/15/22	3,193,526	3,226,884
Federal National Mortgage Assn.: 2.50%, 10/1/28[5]	22,325,000	22,457,555
2.66%, 10/1/36[2]	8,012,611	8,508,320
3.50%, 10/1/43-11/1/43[5]	131,255,000	133,595,679
4.50%, 12/1/20	1,340,702	1,427,445
4.50%, 10/1/28-10/1/43[5]	92,577,000	98,852,623
5%, 2/25/18-12/25/21	8,532,128	9,099,215
5%, 10/1/43[5]	11,033,000	11,965,636
5.50%, 1/25/22-5/1/36	1,554,832	1,690,751
6%, 6/25/17-1/25/19	74,367	78,912
6%, 10/1/43[5]	4,060,000	4,441,260
6.50%, 4/25/18-1/1/34	6,679,091	7,509,046
7%, 11/1/17-4/1/34	10,480,766	12,049,562
7.50%, 2/1/27-3/25/33	4,630,163	5,436,693
8.50%, 7/1/32	26,755	31,219
9.50%, 4/8/21	15,806	15,913
11%, 7/1/16-2/25/26	155,552	176,970
13%, 6/25/15	9,204	9,425
Federal National Mortgage Assn. Grantor Trust, Interest-Only Stripped Mtg.-Backed Security:
Trust 2001-T10, Cl. IO, 0%, 12/25/41[8,9]	62,375,114	816,995
Trust 2001-T3, Cl. IO, 53.072%, 11/25/40[8]	8,971,310	160,060
Federal National Mortgage Assn., 15 yr.:
3%, 10/1/28[5]	13,130,000	13,597,756
3.50%, 11/1/28[5]	80,975,000	85,188,226
4%, 10/1/28[5]	7,710,000	8,182,238
Federal National Mortgage Assn., 30 yr., 4%, 10/1/43[5]	49,340,000	51,768,451
Federal National Mortgage Assn., Gtd. Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Trust 1996-35, Cl. Z, 7%, 7/25/26	107,056	122,320
Trust 1997-45, Cl. CD, 8%, 7/18/27	868,032	1,021,518
Trust 1998-58, Cl. PC, 6.50%, 10/25/28	574,576	652,438
Trust 1999-14, Cl. MB, 6.50%, 4/25/29	29,451	33,264
Trust 1999-54, Cl. LH, 6.50%, 11/25/29	1,101,316	1,234,912
Trust 2001-19, Cl. Z, 6%, 5/1/31	500,062	554,418

OPPENHEIMER GLOBAL STRATEGIC INCOME FUND	19

CONSOLIDATED STATEMENT OF INVESTMENTS    Continued

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored Continued
Federal National Mortgage Assn., Gtd. Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates: Continued
Trust 2001-44, Cl. QC, 6%, 9/25/16	$84,277	$88,353
Trust 2001-51, Cl. OD, 6.50%, 10/25/31	170,250	190,042
Trust 2001-65, Cl. F, 0.779%, 11/25/31[2]	744,790	745,851
Trust 2001-69, Cl. PF, 1.179%, 12/25/31[2]	914,747	933,456
Trust 2001-80, Cl. ZB, 6%, 1/25/32	1,065,020	1,178,645
Trust 2002-12, Cl. PG, 6%, 3/25/17	500,534	527,673
Trust 2002-19, Cl. PE, 6%, 4/25/17	248,559	260,428
Trust 2002-21, Cl. PE, 6.50%, 4/25/32	1,035,182	1,138,950
Trust 2002-29, Cl. F, 1.179%, 4/25/32[2]	420,262	429,006
Trust 2002-60, Cl. FH, 1.179%, 8/25/32[2]	802,972	819,804
Trust 2002-64, Cl. FJ, 1.179%, 4/25/32[2]	129,171	131,859
Trust 2002-68, Cl. FH, 0.684%, 10/18/32[2]	262,301	263,979
Trust 2002-81, Cl. FM, 0.679%, 12/25/32[2]	527,300	530,758
Trust 2002-84, Cl. FB, 1.179%, 12/25/32[2]	87,585	89,407
Trust 2002-9, Cl. PC, 6%, 3/25/17	554,550	584,329
Trust 2003-11, Cl. FA, 1.179%, 9/25/32[2]	119,519	122,006
Trust 2003-112, Cl. AN, 4%, 11/1/18	559,701	586,908
Trust 2003-116, Cl. FA, 0.579%, 11/25/33[2]	265,330	265,663
Trust 2003-119, Cl. FK, 0.679%, 5/25/18[2]	3,264,896	3,276,233
Trust 2003-28, Cl. KG, 5.50%, 4/25/23	3,848,356	4,221,271
Trust 2004-101, Cl. BG, 5%, 1/25/20	1,829,544	1,914,068
Trust 2004-25, Cl. PC, 5.50%, 1/1/34	292,063	314,209
Trust 2005-31, Cl. PB, 5.50%, 4/25/35	2,865,000	3,258,279
Trust 2005-69, Cl. LE, 5.50%, 11/1/33	131,164	131,773
Trust 2005-71, Cl. DB, 4.50%, 8/25/25	2,451,973	2,656,365
Trust 2006-11, Cl. PS, 23.911%, 3/25/36[2]	828,156	1,285,461
Trust 2006-46, Cl. SW, 23.543%, 6/25/36[2]	1,269,033	1,986,750
Trust 2007-109, Cl. NF, 0.729%, 12/25/37[2]	2,669,448	2,685,777
Trust 2008-14, Cl. BA, 4.25%, 3/1/23	296,841	312,857
Trust 2009-114, Cl. AC, 2.50%, 12/1/23	553,446	561,907
Trust 2009-36, Cl. FA, 1.119%, 6/25/37[2]	1,347,882	1,360,870
Trust 2009-70, Cl. TL, 4%, 8/1/19	2,380,900	2,490,137
Trust 2011-122, Cl. EA, 3%, 11/1/29	1,277,590	1,312,036
Trust 2011-122, Cl. EC, 1.50%, 1/1/20	1,789,032	1,781,130
Trust 2011-15, Cl. DA, 4%, 3/1/41	1,242,418	1,314,936
Trust 2011-3, Cl. KA, 5%, 4/1/40	2,054,481	2,253,011
Trust 2011-6, Cl. BA, 2.75%, 6/1/20	1,447,229	1,479,467
Trust 2011-88, Cl. AB, 2.50%, 9/1/26	936,440	952,996
Trust 2012-20, Cl. FD, 0.579%, 3/25/42[2]	5,197,217	5,190,938
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Trust 2001-61, Cl. SH, 25.886%, 11/18/31[8]	845,387	149,626
Trust 2001-63, Cl. SD, 18.68%, 12/18/31[8]	26,188	5,119
Trust 2001-68, Cl. SC, 10.593%, 11/25/31[8]	16,550	3,274
Trust 2001-81, Cl. S, 24.694%, 1/25/32[8]	230,859	47,750
Trust 2002-28, Cl. SA, 34.704%, 4/25/32[8]	206,047	39,770
Trust 2002-38, Cl. SO, 43.571%, 4/25/32[8]	220,994	39,349
Trust 2002-39, Cl. SD, 35.756%, 3/18/32[8]	343,833	69,088
Trust 2002-48, Cl. S, 30.176%, 7/25/32[8]	308,606	61,054
Trust 2002-52, Cl. SL, 31.934%, 9/25/32[8]	196,429	37,170
Trust 2002-53, Cl. SK, 34.584%, 4/25/32[8]	214,329	45,236
Trust 2002-56, Cl. SN, 31.751%, 7/25/32[8]	423,238	83,820
Trust 2002-65, Cl. SC, 57.288%, 6/25/26[8]	725,077	138,483

20	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored Continued
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security: Continued
Trust 2002-77, Cl. IS, 39.48%, 12/18/32[8]	$376,506	$76,759
Trust 2002-77, Cl. SH, 36.047%, 12/18/32[8]	339,487	70,383
Trust 2002-89, Cl. S, 47.479%, 1/25/33[8]	2,215,096	474,758
Trust 2002-9, Cl. MS, 26.835%, 3/25/32[8]	341,650	70,174
Trust 2003-13, Cl. IO, 11.429%, 3/25/33[8]	1,650,725	380,834
Trust 2003-23, Cl. ES, 0%, 10/25/22[8,9]	1,154,196	31,652
Trust 2003-26, Cl. DI, 11.808%, 4/25/33[8]	1,052,874	209,041
Trust 2003-26, Cl. IK, 14.637%, 4/25/33[8]	184,513	36,634
Trust 2003-33, Cl. SP, 31.146%, 5/25/33[8]	1,025,207	185,409
Trust 2003-4, Cl. S, 29.399%, 2/25/33[8]	533,989	104,331
Trust 2003-46, Cl. IH, 0%, 6/1/23[8,9]	188,699	25,265
Trust 2004-56, Cl. SE, 13.122%, 10/25/33[8]	1,156,665	195,042
Trust 2005-12, Cl. SC, 11.219%, 3/25/35[8]	86,839	18,626
Trust 2005-14, Cl. SE, 35.407%, 3/25/35[8]	636,858	107,636
Trust 2005-40, Cl. SA, 51.885%, 5/25/35[8]	3,851,450	668,471
Trust 2005-40, Cl. SB, 50.091%, 5/25/35[8]	1,638,944	284,711
Trust 2005-52, Cl. JH, 11.244%, 5/25/35[8]	1,826,470	334,266
Trust 2006-90, Cl. SX, 99.999%, 9/25/36[8]	3,839,640	705,985
Trust 2007-88, Cl. XI, 29.129%, 6/25/37[8]	8,677,797	1,160,725
Trust 2008-55, Cl. SA, 1.614%, 7/25/38[8]	706,844	107,780
Trust 2009-8, Cl. BS, 2.37%, 2/25/24[8]	1,269,064	115,185
Trust 2010-95, Cl. DI, 0%, 11/1/20[8,9]	3,034,617	247,323
Trust 2012-40, Cl. PI, 3.821%, 4/1/41[8]	6,268,902	1,179,968
Trust 221, Cl. 2, 43.994%, 5/1/23[8]	345,457	51,534
Trust 247, Cl. 2, 27.108%, 10/1/23[8]	148,343	22,930
Trust 252, Cl. 2, 31.953%, 11/1/23[8]	40,207	6,126
Trust 254, Cl. 2, 16.011%, 1/1/24[8]	113,659	17,145
Trust 2682, Cl. TQ, 99.999%, 10/15/33[8]	1,589,929	279,841
Trust 2981, Cl. BS, 99.999%, 5/15/35[8]	2,846,484	461,903
Trust 301, Cl. 2, 2.696%, 4/1/29[8]	388,303	82,902
Trust 303, Cl. IO, 34.238%, 11/1/29[8]	330,226	50,006
Trust 313, Cl. 2, 6.366%, 6/1/31[8]	3,020,042	822,020
Trust 319, Cl. 2, 5.379%, 2/1/32[8]	1,035,566	274,412
Trust 321, Cl. 2, 7.568%, 4/1/32[8]	1,839,750	482,715
Trust 324, Cl. 2, 0%, 7/1/32[8,9]	771,162	202,003
Trust 328, Cl. 2, 0%, 12/1/32[8,9]	740,734	148,356
Trust 331, Cl. 5, 40.187%, 2/1/33[8]	1,592,498	306,963
Trust 332, Cl. 2, 0%, 3/1/33[8,9]	3,270,571	533,060
Trust 334, Cl. 10, 0%, 2/1/33[8,9]	1,362,235	254,277
Trust 334, Cl. 12, 0%, 3/1/33[8,9]	1,952,026	365,016
Trust 339, Cl. 7, 0%, 8/1/33[8,9]	4,121,678	669,185
Trust 345, Cl. 9, 0%, 1/1/34[8,9]	1,035,918	177,862
Trust 351, Cl. 10, 0%, 4/1/34[8,9]	528,835	84,170
Trust 351, Cl. 8, 0%, 4/1/34[8,9]	898,999	142,984
Trust 356, Cl. 10, 0%, 6/1/35[8,9]	673,657	108,776
Trust 356, Cl. 12, 0%, 2/1/35[8,9]	326,510	52,689
Trust 362, Cl. 13, 0%, 8/1/35[8,9]	47,060	8,002
Vendee Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security:
Series 1992-2, Cl. IO, 2.63%, 9/15/22[8]	6,283,920	103,740
Series 1995-2B, Cl. 2IO, 18.532%, 6/1/25[8]	519,652	13,568
Series 1995-3, Cl. 1IO, 4.737%, 9/15/25[8]	15,829,391	85,237

		596,245,292

OPPENHEIMER GLOBAL STRATEGIC INCOME FUND	21

CONSOLIDATED STATEMENT OF INVESTMENTS    Continued

	Principal Amount	Value
GNMA/Guaranteed—0.2%
Government National Mortgage Assn.:
1.75%, 7/1/27[2]	$4,543	$4,728
5%, 11/1/34	176,560	180,291
7%, 1/1/28-1/1/30	881,039	975,539
8%, 1/29/28-9/29/28	451,736	490,353
11%, 10/1/19	2,995	3,143
12%, 9/1/15	5,515	5,739
12.50%, 12/29/13-11/29/15	24,512	25,507
13%, 10/30/15	98,143	101,942
13.50%, 6/30/15	97,474	101,090
Government National Mortgage Assn., Gtd. Real Estate Mtg. Investment Conduit Pass-Through Certificates:
Series 1999-32, Cl. ZB, 8%, 9/1/29	3,864,126	4,579,354
Series 2000-12, Cl. ZA, 8%, 2/16/30	1,992,965	2,349,175
Series 2000-7, Cl. Z, 8%, 1/16/30	1,667,348	1,951,294
Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 1998-6, Cl. SA, 55.387%, 3/16/28[8]	461,770	97,160
Series 2007-17, Cl. AI, 16.867%, 4/16/37[8]	2,123,554	402,441
Series 2011-52, Cl. HS, 8.867%, 4/16/41[8]	3,809,700	956,684

		12,224,440
Non-Agency—17.9%
Commercial—13.3%
Banc of America Commercial Mortgage Trust 2006-1, Commercial Mtg. Pass-Through Certificates, Series 2006-1, Cl. AJ, 5.46%, 9/1/45	6,000,000	6,358,191
Banc of America Commercial Mortgage Trust 2006-3, Commercial Mtg. Pass-Through Certificates, Series 2006-3, Cl. AM, 6.055%, 7/10/44[2]	24,665,000	25,429,196
Banc of America Commercial Mortgage Trust 2006-5, Commercial Mtg. Pass-Through Certificates, Series 2006-5, Cl. AM, 5.448%, 9/1/47	15,065,000	15,960,403
Banc of America Commercial Mortgage Trust 2007-5, Commercial Mtg. Pass-Through Certificates, Series 2007-5, Cl. AM, 5.772%, 2/1/51	27,490,000	29,506,611
Banc of America Commercial Mortgage, Inc., Commercial Mtg. Pass-Through Certificates:
Series 2007-3, Cl. AM, 5.857%, 6/1/49[2]	14,315,000	15,851,930
Series 2008-1, Cl. AM, 6.438%, 2/10/51[2]	8,165,000	8,896,735
BCAP LLC Trust, Mtg. Pass-Through Certificates:
Series 2012-RR6, Cl. 1A5, 2.366%, 11/1/36[2,3]	720,276	727,810
Series 2012-RR2, Cl. 6A3, 2.444%, 9/1/35[2,3]	2,302,076	2,344,498
Series 2012-RR2, Cl. 5A2, 2.708%, 3/1/36[2,3]	11,914,864	9,507,466
Bear Stearns ARM Trust 2007-4, Mtg. Pass-Through Certificates, Series 2007-4, Cl. 22A1, 5.201%, 6/1/47[2]	13,447,306	11,809,653
Bear Stearns Commercial Mortgage Securities Trust 2006-PWR13, Commercial Mtg. Pass-Through Certificates, Series 2006-PWR13, Cl. AJ, 5.611%, 9/1/41	29,405,000	29,543,880
Bear Stearns Commercial Mortgage Securities Trust 2007-PWR17, Commercial Mtg. Pass-Through Certificates, Series 2007-PWR17, Cl. AJ, 6.082%, 6/1/50[2]	27,600,000	26,235,953

22	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value
Commercial Continued
Bear Stearns Commercial Mortgage Securities Trust 2007-PWR18, Commercial Mtg. Pass-Through Certificates, Series 2007-PWR18, Cl. AM, 6.084%, 6/13/50	$7,657,000	$8,545,128
Bear Stearns Commercial Mortgage Securities Trust 2007-T26, Commercial Mtg. Pass-Through Certificates, Series 2007-T26, Cl. AJ, 5.566%, 1/1/45[2]	19,735,000	19,063,369
Capital Lease Funding Securitization LP, Interest-Only Corporate-Backed Pass-Through Certificates, Series 1997-CTL1, 0%, 6/15/24[1,8,9]	642,932	30,603
CD 2007-CD5 Mortgage Trust, Commercial Mtg. Pass-Through Certificates, Series 2007-CD5, Cl. AM, 6.323%, 11/1/44[2]	9,071,000	10,243,708
CHL Mortgage Pass-Through Trust 2005-17, Mtg. Pass-Through Certificates, Series 2005-17, Cl. 1A8, 5.50%, 9/1/35	5,385,581	5,381,337
CHL Mortgage Pass-Through Trust 2005-HYB8, Mtg. Pass-Through Certificates, Series 2005-HYB8, Cl. 4A1, 4.517%, 12/20/35[2]	331,878	275,400
CHL Mortgage Pass-Through Trust 2007-J3, Mtg. Pass-Through Certificates, Series 2007-J3, Cl. A9, 6%, 7/1/37	18,991,702	15,706,156
Citigroup Commercial Mortgage Trust 2008-C7, Commercial Mtg. Pass-Through Certificates, Series 2008-C7, Cl. AM, 6.336%, 12/1/49[2]	21,955,000	24,165,792
Citigroup Commercial Mortgage Trust 2013-GC11, Commercial Mtg. Pass-Through Certificates, Series 2013-GC11, Cl. D, 4.607%, 4/1/23[2,3]	11,050,000	9,366,908
Citigroup Mortgage Loan Trust, Inc. 2012-8, Mtg. Pass-Through Certificates, Series 2012-8, Cl. 1A1, 2.674%, 10/1/35[2,3]	3,635,397	3,653,760
Citigroup Mortgage Loan Trust, Inc., Re-Securitized Mtg.-Backed Certificates, Series 2009-8, Cl. 7A2, 2.642%, 3/25/36[2,3]	30,000,000	25,503,199
Commercial Mortgage Trust, Commercial Mtg. Pass-Through Certificates: Series 2013-CR6, Cl. D, 4.316%, 3/1/46[2]	5,435,000	4,557,503
Series 2013-CR9, Cl. D, 4.403%, 7/10/45[2]	7,315,000	6,132,801
Series 2012-CR5, Cl. E, 4.48%, 12/1/45[2]	6,185,000	5,348,810
Series 2013-CR7, Cl. D, 4.501%, 3/1/46[2,3]	8,470,000	7,076,821
Series 2012-CR4, Cl. D, 4.731%, 10/1/45[2,3]	8,760,000	7,709,623
Series 2013-LC13, Cl. C, 5.049%, 8/1/46[2]	3,766,000	3,769,531
Series 2013-LC13, Cl. D, 5.049%, 8/1/46[2]	7,534,000	6,632,867
Countrywide Alternative Loan Trust 2006-J2, Mtg. Pass-Through Certificates, Series 2006-J2, Cl. A7, 6%, 4/1/36	1,010,856	867,042
Credit Suisse First Boston Mortgage Securities Corp., Commercial Mtg. Pass-Through Certificates, Series 2005-C6, Cl. AJ, 5.23%, 12/1/40	2,150,000	2,287,047
CSMC Mortgage-Backed Trust 2006-C1, Mtg. Pass-Through Certificates, Series 2006-C1, Cl. AJ, 5.567%, 2/1/39[2]	20,170,000	21,770,237
DBUBS Mortgage Trust, Commercial Mtg. Pass-Through Certificates: Series 2011-LC2A, Cl. D, 5.626%, 7/1/44[2,3]	17,345,000	16,922,857
Series 2011-LC1, Cl. E, 5.729%, 11/1/46[2,3]	13,350,000	12,994,189
Deutsche Alt-B Securities, Inc., Mtg. Pass-Through Certificates, Series 2006-AB4, Cl. A1A, 6.005%, 10/25/36	1,634,588	1,229,726
Deutsche Mortgage & Asset Receiving, Commercial Mtg. Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2012-CR5, Cl. XA, 3.858%, 12/1/45[8]	9,908,466	1,091,675
Series 2010-C1, Cl. XPA, 5.024%, 7/1/46[3,8]	19,016,264	833,026

OPPENHEIMER GLOBAL STRATEGIC INCOME FUND	23

CONSOLIDATED STATEMENT OF INVESTMENTS    Continued

	Principal Amount	Value
Commercial Continued
Deutsche Mortgage Securities, Inc., Re-Securitized Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Series 2013-RS1, Cl. 1A2, 0%, 6/28/47[1,2,5,10]	$920,000	$680,800
DLJ Mortgage Acceptance Corp., Commercial Mtg. Obligations, Series 1997-CF2, Cl. B30C, 6.99%, 10/15/30[1,2]	16,011,026	16,011,026
EverBank Mortgage Loan Trust, Commercial Mtg. Pass-Through Certificates, Series 2013-1, Cl. A1, 2.25%, 4/1/43	3,324,588	3,063,485
First Horizon Alternative Mortgage Securities Trust 2005-FA8, Mtg. Pass-Through Certificates, Series 2005-FA8, Cl. 1A6, 0.829%, 11/25/35[2]	15,674,490	11,919,509
First Horizon Alternative Mortgage Securities Trust 2005-FA9, Mtg. Pass-Through Certificates, Series 2005-FA9, Cl. A4A, 5.50%, 12/1/35	5,636,820	4,996,184
First Horizon Alternative Mortgage Securities Trust 2007-FA2, Mtg. Pass-Through Certificates, Series 2007-FA2, Cl. 1A1, 5.50%, 4/1/37	3,336,527	2,473,221
First Horizon Alternative Mortgage Securities Trust 2007-FA4, Mtg. Pass-Through Certificates, Series 2007-FA4, Cl. 1A6, 6.25%, 8/1/37[2]	18,147,729	15,639,768
FREMF Mortgage Trust 2013-K25, Commercial Mtg. Pass-Through Certificates, Series 2013-K25, Cl. C, 3.742%, 11/1/45[2]	10,150,000	8,425,657
FREMF Mortgage Trust 2013-K26, Commercial Mtg. Pass-Through Certificates, Series 2013-K26, Cl. C, 3.723%, 12/1/40[2,3]	3,660,000	3,025,521
FREMF Mortgage Trust 2013-K27, Commercial Mtg. Pass-Through Certificates, Series 2013-K27, Cl. C, 3.617%, 1/1/46[2,3]	5,710,000	4,656,094
FREMF Mortgage Trust 2013-K28, Commercial Mtg. Pass-Through Certificates, Series 2013-K28, Cl. C, 3.614%, 3/1/23[2,3]	5,590,000	4,560,400
FREMF Mortgage Trust 2013-K29, Commercial Mtg. Pass-Through Certificates, Series 2013-K29, Cl. C, 3.601%, 5/1/46[2,3]	7,345,000	5,937,882
FREMF Mortgage Trust 2013-K30, Commercial Mtg. Pass-Through Certificates, Series 2013-K30, Cl. C, 3.666%, 6/1/45[2,3]	8,455,000	6,723,720
FREMF Mortgage Trust 2013-K712, Commercial Mtg. Pass-Through Certificates, Series 2013-K712, Cl. C, 3.483%, 5/1/45[2,3]	9,410,000	8,387,232
FREMF Mortgage Trust 2013-K713, Commercial Mtg. Pass-Through Certificates, Series 2013-K713, Cl. C, 3.274%, 4/25/20[2,3]	2,590,000	2,203,673
GE Commercial Mortgage Corp., Commercial Mtg. Pass-Through Certificates, Series 2005-C4, Cl. AJ, 5.489%, 11/1/45[2]	22,960,000	22,245,370
Greenwich Capital Commercial Funding Corp./Commercial Mortgage Trust 2006-GG7, Commercial Mtg. Pass-Through Certificates, Series 2006-GG7, Cl. AJ, 6.056%, 7/10/38[2]	20,650,000	20,145,572
Greenwich Capital Commercial Funding Corp./Commercial Mortgage Trust 2007-GG11, Commercial Mtg. Pass-Through Certificates, Series 2007-GG11, Cl. AM, 5.867%, 12/1/49	24,450,000	26,692,163
Greenwich Capital Commercial Funding Corp./Commercial Mortgage Trust 2007-GG9, Commercial Mtg. Pass-Through Certificates, Series 2007-GG9, Cl. AM, 5.475%, 3/1/39	8,365,000	8,841,516
GS Mortgage Securities Corp. II, Commercial Mtg. Obligations, Series 2011-GC3, Cl. D, 5.728%, 3/1/44[2,3]	14,786,000	14,487,042
GSR Mortgage Loan Trust 2005-AR4, Mtg. Pass-Through Certificates, Series 2005-AR4, Cl. 6A1, 5.25%, 7/1/35	1,111,057	1,104,890

24	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value
Commercial Continued
IndyMac Index Mortgage Loan Trust 2005-AR23, Mtg. Pass-Through Certificates, Series 2005-AR23, Cl. 6A1, 4.706%, 11/1/35[2]	$4,308,450	$3,569,861
JPMBB Commercial Mortgage Securities Trust 2013-C14, Commercial Mtg. Pass-Through Certificates, Series 2013-C14, Cl. D, 4.713%, 8/1/46[2]	8,445,000	7,237,297
JPMorgan Chase Commercial Mortgage Securities Corp., Commercial Mtg. Pass-Through Certificates:
Series 2006-LDP8, Cl. AJ, 5.48%, 5/1/45[2]	18,145,000	18,780,148
Series 2007-CB15, Cl. AJ, 5.502%, 6/1/47	30,690,000	28,097,432
Series 2006-LDP7, Cl. AJ, 6.056%, 4/1/45[2]	12,240,000	12,281,885
JPMorgan Chase Commercial Mortgage Securities Trust 2006-CIBC16, Commercial Mtg. Pass-Through Certificates, Series 2006-CIBC16, Cl. AJ, 5.623%, 5/1/45	9,868,000	9,240,193
JPMorgan Chase Commercial Mortgage Securities Trust 2007-CB19, Commercial Mtg. Pass-Through Certificates, Series 2007-CB19, Cl. AM, 5.895%, 2/1/49[2]	29,004,000	31,143,045
JPMorgan Chase Commercial Mortgage Securities Trust 2013-C10, Commercial Mtg. Pass-Through Certificates, Series 2013-C10, Cl. D, 4.30%, 12/15/47[2]	12,177,000	9,993,938
JPMorgan Mortgage Trust 2006-A7, Mtg. Pass-Through Certificates, Series 2006-A7, Cl. 2A2, 2.728%, 1/1/37[2]	743,851	633,734
JPMorgan, Re-Securitized Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Series 2009-5, Cl. 1A2, 2.613%, 7/1/36[2,3]	19,524,091	14,941,631
LB-UBS Commercial Mortgage Trust 2006-C3, Commercial Mtg. Pass-Through Certificates, Series 2006-C3, Cl. AJ, 5.72%, 3/11/39	12,250,000	12,241,523
LB-UBS Commercial Mortgage Trust 2007-C6, Commercial Mtg. Pass-Through Certificates, Series 2007-C6, Cl. AM, 6.114%, 7/11/40	14,600,000	15,989,920
LB-UBS Commercial Mortgage Trust 2008-C1, Commercial Mtg. Pass-Through Certificates, Series 2008-C1, Cl. AM, 6.32%, 4/11/41[2]	6,930,000	7,797,865
Lehman Structured Securities Corp., Commercial Mtg. Pass-Through Certificates, Series 2002-GE1, Cl. A, 2.514%, 7/1/24[1]	147,553	129,247
Lehman Structured Securities Corp., Mtg.-Backed Security, 6%, 5/1/29	23,798	4,782
Merrill Lynch Mortgage Trust 2006-C1, Commercial Mtg. Pass-Through Certificates, Series 2006-C1, Cl. AJ, 5.872%, 5/1/39[2]	16,165,000	16,413,496
ML-CFC Commercial Mortgage Trust 2006-3, Commercial Mtg. Pass-Through Certificates, Series 2006-3, Cl. AJ, 5.485%, 7/1/46	21,180,000	20,546,644
Morgan Stanley Bank of America Merrill Lynch Trust 2012-C6, Commercial Mtg. Pass-Through Certificates, Series 2012-C6, Cl. E, 4.82%, 11/1/45[2,3]	8,182,000	7,185,097
Morgan Stanley Bank of America Merrill Lynch Trust 2013-C7, Commercial Mtg. Pass-Through Certificates, Series 2013-C7, Cl. D, 4.444%, 2/1/46[2]	15,171,000	12,621,885
Morgan Stanley Bank of America Merrill Lynch Trust 2013-C8, Commercial Mtg. Pass-Through Certificates, Series 2013-C8, Cl. D, 4.312%, 12/1/48[2]	7,218,000	6,039,802
Morgan Stanley Capital I Trust 2006-HQ10, Commercial Mtg. Pass-Through Certificates, Series 2006-HQ10, Cl. AJ, 5.39%, 11/1/41	11,525,000	11,490,673
Morgan Stanley Capital I Trust 2007-HQ11, Commercial Mtg. Pass-Through Certificates, Series 2007-HQ11, Cl. AJ, 5.51%, 2/1/44	7,485,000	7,931,308

OPPENHEIMER GLOBAL STRATEGIC INCOME FUND	25

CONSOLIDATED STATEMENT OF INVESTMENTS    Continued

	Principal Amount	Value
Commercial Continued
Morgan Stanley Capital I Trust 2007-IQ13, Commercial Mtg. Pass-Through Certificates, Series 2007-IQ13, Cl. AM, 5.406%, 3/1/44	$2,707,000	$2,906,299
Morgan Stanley Capital I Trust 2007-IQ15, Commercial Mtg. Pass-Through Certificates, Series 2007-IQ15, Cl. AM, 6.107%, 6/1/49[2]	22,125,000	23,815,007
Morgan Stanley Capital I Trust 2007-IQ16, Commercial Mtg. Pass-Through Certificates, Series 2007-IQ16, Cl. AM, 6.298%, 12/1/49[2]	7,833,000	8,924,771
Morgan Stanley, Re-Securitized Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 2012-R3, Cl. 1A, 2.366%, 11/1/36[2,3]	3,260,586	3,223,511
Series 2012-R3, Cl. 1B, 2.366%, 11/1/36[1,2]	13,404,719	7,190,484
RALI Series 2005-QA4 Trust, Mtg. Asset-Backed Pass-Through Certificates, Series 2005-QA4, Cl. A32, 3.222%, 4/25/35[2]	229,688	31,755
Residential Asset Securitization Trust 2006-A12, Mtg. Pass-Through Certificates, Series 2006-A12, Cl. 1A, 6.25%, 11/1/36	1,491,152	1,149,013
Sequoia Mortgage Trust, Mtg. Pass-Through Certificates, Series 2012-2, Cl. A2, 3.50%, 4/1/42	827,711	833,832
STARM Mortgage Loan Trust 2007-1, Mtg. Pass-Through Certificates, Series 2007-1, Cl. 2A1, 5.74%, 2/1/37[2]	12,966,830	10,771,584
Structured Adjustable Rate Mortgage Loan Trust 2004-10, Commercial Mtg. Pass-Through Certificates, Series 2004-10, Cl. 2A, 2.426%, 8/1/34[2]	22,767,424	21,971,133
Structured Adjustable Rate Mortgage Loan Trust 2006-4, Commercial Mtg. Pass-Through Certificates, Series 2006-4, Cl. 6A, 5.168%, 5/1/36[2]	2,960,155	2,493,801
UBS-Barclays Commercial Mortgage Trust 2012-C2, Commercial Mtg. Pass-Through Certificates, Series 2012-C2, Cl. E, 5.049%, 5/1/63[2,3]	5,061,000	4,409,153
UBS-Barclays Commercial Mortgage Trust 2013-C5, Commercial Mtg. Pass-Through Certificates, Series 2013-C5, Cl. D, 4.232%, 3/1/46[2]	13,830,000	11,347,792
Wachovia Bank Commercial Mortgage Trust 2006-C23, Commercial Mtg. Pass-Through Certificates, Series 2006-C23, Cl. AJ, 5.515%, 1/1/45	16,865,000	17,959,893
Wachovia Bank Commercial Mortgage Trust 2006-C25, Commercial Mtg. Pass-Through Certificates, Series 2006-C25, Cl. AJ, 5.915%, 5/1/43[2]	19,685,000	20,248,818
WaMu Mortgage Pass-Through Certificates 2007-OA3 Trust, Mtg. Pass-Through Certificates, Series 2007-OA3, Cl. 5A, 2.204%, 4/1/47[2]	1,617,853	1,071,690
Wells Fargo Mortgage-Backed Securities 2004-W Trust, Mtg. Pass-Through Certificates, Series 2004-W, Cl. B2, 2.701%, 11/1/34[2]	430,517	17,574
Wells Fargo Mortgage-Backed Securities 2005-AR1 Trust, Mtg. Pass-Through Certificates, Series 2005-AR1, Cl. 1A1, 2.611%, 2/1/35[2]	7,573,394	7,569,395
Wells Fargo Mortgage-Backed Securities 2005-AR15 Trust, Mtg. Pass-Through Certificates, Series 2005-AR15, Cl. 1A6, 2.613%, 9/1/35[2]	17,304,271	16,216,455
Wells Fargo Mortgage-Backed Securities 2006-8 Trust, Mtg. Pass-Through Certificates, Series 2006-8, Cl. A15, 6%, 7/1/36	10,024,695	9,573,464
Wells Fargo Mortgage-Backed Securities 2006-AR7 Trust, Mtg. Pass-Through Certificates, Series 2006-AR7, Cl. 2A4, 2.616%, 5/1/36[2]	6,146,297	5,679,405
Wells Fargo Mortgage-Backed Securities 2007-AR3 Trust, Mtg. Pass-Through Certificates, Series 2007-AR3, Cl. A4, 5.699%, 4/1/37[2]	5,481,494	5,212,922
WFRBS Commercial Mortgage Trust 2011-C3, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2011-C3, Cl. XA, 3.332%, 3/1/44[8]	24,629,582	1,758,232

26	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value
Commercial Continued
WFRBS Commercial Mortgage Trust 2012-C10, Commercial Mtg. Pass-Through Certificates, Series 2012-C10, Cl. D, 4.609%, 12/1/45[2,3]	$4,160,000	$3,617,195
WFRBS Commercial Mortgage Trust 2012-C7, Commercial Mtg. Pass-Through Certificates, Series 2012-C7, Cl. E, 5.004%, 6/1/45[2,3]	7,300,000	6,464,592
WFRBS Commercial Mortgage Trust 2012-C8, Commercial Mtg. Pass-Through Certificates, Series 2012-C8, Cl. D, 5.042%, 8/1/45[2,3]	8,063,000	7,257,986
WFRBS Commercial Mortgage Trust 2013-C11, Commercial Mtg. Pass-Through Certificates, Series 2013-C11, Cl. D, 4.324%, 3/1/45[2,3]	4,162,000	3,444,294
WFRBS Commercial Mortgage Trust 2013-C15, Commercial Mtg. Pass-Through Certificates, Series 2013-C15, Cl. D, 4.636%, 8/1/46[2]	9,126,996	7,744,635

		1,062,768,257
Multifamily—0.8%
Banc of America Commercial Mortgage, Inc., Commercial Mtg. Pass-Through Certificates, Series 2006-2, Cl. AJ, 5.959%, 5/1/45[2]	10,705,000	11,270,229
CHL Mortgage Pass-Through Trust 2006-20, Mtg. Pass-Through Certificates, Series 2006-20, Cl. 1A17, 5.75%, 2/1/37	6,947,933	6,092,635
Citigroup Mortgage Loan Trust, Inc. 2006-AR3, Mtg. Pass-Through Certificates, Series 2006-AR3, Cl. 1A2A, 5.458%, 6/1/36[2]	16,117,328	14,918,183
Countrywide Alternative Loan Trust 2005-J14, Mtg. Pass-Through Certificates, Series 2005-J14, Cl. A7, 5.50%, 12/1/35	9,356,212	8,123,681
Countrywide Alternative Loan Trust 2006-24CB, Mtg. Pass-Through Certificates, Series 2006-24CB, Cl. A12, 5.75%, 6/1/36	4,647,548	3,779,762
JPMorgan Mortgage Trust 2007-A3, Mtg. Pass-Through Certificates, Series 2007-A3, Cl. 3A2M, 4.807%, 5/1/37[2]	12,382,183	11,728,478
Wells Fargo Mortgage-Backed Securities 2005-AR15 Trust, Mtg. Pass-Through Certificates, Series 2005-AR15, Cl. 1A2, 2.613%, 9/1/35[2]	1,144,257	1,112,787
Wells Fargo Mortgage-Backed Securities 2006-AR2 Trust, Mtg. Pass-Through Certificates, Series 2006-AR2, Cl. 2A3, 2.642%, 3/1/36[2]	10,223,866	10,137,219

		67,162,974
Residential—3.8%
Argent Securities Trust 2004-W8, Asset-Backed Pass-Through Certificates, Series 2004-W8, Cl. A2, 1.139%, 5/25/34[2]	4,263,466	4,106,671
Banc of America Commercial Mortgage, Inc., Commercial Mtg. Pass-Through Certificates:
Series 2007-1, Cl. 1A3, 6%, 1/1/37	3,417,424	3,018,901
Series 2007-4, Cl. AM, 6.001%, 2/1/51[2]	26,595,000	29,203,810
Banc of America Funding 2007-C Trust, Mtg. Pass-Through Certificates, Series 2007-C, Cl. 1A4, 5.405%, 5/1/36[2]	5,827,985	5,685,135
Bear Stearns ARM Trust 2004-2, Mtg. Pass-Through Certificates, Series 2004-2, Cl. 12A2, 2.739%, 5/1/34[2]	5,379,845	5,247,891
Chase Funding Trust 2003-2, Mtg. Loan Asset-Backed Certificates, Series 2003-2, Cl. 2A2, 0.739%, 2/25/33[2]	17,748	16,382
CHL Mortgage Pass-Through Trust 2005-26, Mtg. Pass-Through Certificates, Series 2005-26, Cl. 1A8, 5.50%, 11/1/35	4,001,698	3,830,902

OPPENHEIMER GLOBAL STRATEGIC INCOME FUND	27

CONSOLIDATED STATEMENT OF INVESTMENTS    Continued

	Principal Amount	Value
Residential Continued
CHL Mortgage Pass-Through Trust 2005-29, Mtg. Pass-Through Certificates, Series 2005-29, Cl. A1, 5.75%, 12/1/35	$15,177,119	$13,957,046
CHL Mortgage Pass-Through Trust 2005-30, Mtg. Pass-Through Certificates, Series 2005-30, Cl. A5, 5.50%, 1/1/36	2,865,774	2,801,441
CHL Mortgage Pass-Through Trust 2005-J4, Mtg. Pass-Through Certificates, Series 2005-J4, Cl. A7, 5.50%, 11/1/35	3,890,455	3,989,143
CHL Mortgage Pass-Through Trust 2006-6, Mtg. Pass-Through Certificates, Series 2006-6, Cl. A3, 6%, 4/1/36	691,751	639,560
CHL Mortgage Pass-Through Trust 2007-15, Mtg. Pass-Through Certificates, Series 2007-15, Cl. 1A29, 6.25%, 9/1/37	6,358,244	5,849,006
CHL Mortgage Pass-Through Trust 2007-HY3, Mtg. Pass-Through Certificates, Series 2007-HY3, Cl. 1A1, 2.758%, 6/1/47[2]	4,759,685	4,189,146
Citigroup Mortgage Loan Trust, Inc. 2005-2, Mtg. Pass-Through Certificates, Series 2005-2, Cl. 1A3, 2.69%, 5/1/35[2]	5,160,856	5,119,187
Citigroup Mortgage Loan Trust, Inc. 2005-3, Mtg. Pass-Through Certificates, Series 2005-3, Cl. 2A4, 2.86%, 8/1/35[2]	9,619,461	8,211,566
Citigroup Mortgage Loan Trust, Inc. 2006-AR2, Mtg. Pass-Through Certificates, Series 2006-AR2, Cl. 1A2, 2.876%, 3/1/36[2]	11,356,297	10,034,072
Citigroup, Inc./Deutsche Bank 2007-CD4 Commercial Mortgage Trust, Commercial Mtg. Pass-Through Certificates, Series 2007-CD4, Cl. AMFX, 5.366%, 12/1/49	29,800,000	30,097,895
Countrywide Alternative Loan Trust 2006-43CB, Mtg. Pass-Through Certificates, Series 2006-43CB, Cl.1A10, 6%, 2/1/37	19,997,959	15,950,632
Countrywide Alternative Loan Trust 2007-19, Mtg. Pass-Through Certificates:
Series 2007-19, Cl. 1A4, 6%, 8/1/37	7,025,481	5,541,362
Series 2007-19, Cl. 1A34, 6%, 8/1/37	21,740,283	17,147,692
Countrywide Home Loans, Asset-Backed Certificates, Series 2005-16, Cl. 2AF2, 5.071%, 5/1/36[2]	750,053	743,193
CSMC Mortgage-Backed Trust 2007-3, Mtg. Pass-Through Certificates, Series 2007-3, Cl. 2A10, 6%, 4/1/37	3,386,512	2,936,116
CWABS Asset-Backed Certificates Trust 2006-25, Asset-Backed Certificates, Series 2006-25, Cl. 2A2, 0.299%, 6/25/47[2]	1,048,563	1,046,966
CWHEQ Revolving Home Equity Loan Trust, Asset-Backed Certificates:
Series 2006-H, Cl. 2A1A, 0.332%, 11/15/36[2]	155,572	87,100
Series 2005-G, Cl. 2A, 0.412%, 12/15/35[2]	347,736	266,564
GSR Mortgage Loan Trust 2005-AR6, Mtg. Pass-Through Certificates, Series 2005-AR6, Cl. 1A4, 2.681%, 9/1/35[2]	12,010,608	11,996,172
GSR Mortgage Loan Trust 2006-5F, Mtg. Pass-Through Certificates, Series 2006-5F, Cl. 2A1, 6%, 6/1/36	882,706	862,988
Home Equity Mortgage Trust 2005-1, Mtg. Pass-Through Certificates, Series 2005-1, Cl. M6, 5.863%, 6/1/35	2,766,004	2,833,855
JPMorgan Alternative Loan Trust 2006-S4, Mtg. Pass-Through Certificates, Series 2006-S4, Cl. A6, 5.71%, 12/1/36	4,724,784	4,430,453
JPMorgan Mortgage Trust 2007-A1, Mtg. Pass-Through Certificates, Series 2007-A1, Cl. 7A1, 2.802%, 7/1/35[2]	5,328,056	5,299,956

28	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value
Residential Continued
Lehman Mortgage Trust, Mtg. Pass-Through Certificates, Series 2006-1, Cl. 1A3, 5.50%, 2/1/36	$1,061,847	$895,630
Mastr Asset-Backed Securities Trust 2006-WMC3, Mtg. Pass-Through Certificates, Series 2006-WMC3, Cl. A3, 0.279%, 8/25/36[2]	4,791,296	2,138,906
Merrill Lynch Mortgage Investors Trust 2006-3, Mtg. Pass-Through Certificates, Series MLCC 2006-3, Cl. 2A1, 2.378%, 10/25/36[2]	5,986,816	5,723,342
Merrill Lynch Mortgage Loans, Inc., Mtg. Pass-Through Certificates, Series 2005-A1, Cl. 2A1, 2.623%, 12/25/34[2]	238,116	242,658
NC Finance Trust, Series 1999-I, Cl. D, 3.405%, 1/25/29[1,7]	4,912,783	319,331
RALI Series 2003-QS1 Trust, Mtg. Asset-Backed Pass-Through Certificates, Series 2003-QS1, Cl. A2, 5.75%, 1/1/33	8,622	8,814
RALI Series 2006-QS13 Trust, Mtg. Asset-Backed Pass-Through Certificates:
Series 2006-QS13, Cl. 1A8, 6%, 9/1/36	129,201	101,068
Series 2006-QS13, Cl. 1A5, 6%, 9/25/36	5,049,264	3,949,752
RALI Series 2007-QS6 Trust, Mtg. Asset-Backed Pass-Through Certificates, Series 2007-QS6, Cl. A28, 5.75%, 4/25/37	2,289,033	1,827,715
Residential Asset Securitization Trust 2005-A14, Mtg. Pass-Through Certificates, Series 2005-A14, Cl. A1, 5.50%, 12/1/35	7,491,778	6,773,137
Residential Asset Securitization Trust 2005-A15, Mtg. Pass-Through Certificates, Series 2005-A15, Cl. 1A4, 5.75%, 2/1/36	10,740,933	9,734,250
Residential Asset Securitization Trust 2005-A6CB, Mtg. Pass-Through Certificates, Series 2005-A6CB, Cl. A7, 6%, 6/1/35	9,735,380	9,384,424
Terwin Mortgage Trust, Home Equity Asset-Backed Securities, Series 2006-4SL, Cl. A1, 2.244%, 5/1/37[2,3,4]	400,661	189,680
WaMu Mortgage Pass-Through Certificates 2005-AR12 Trust, Mtg. Pass-Through Certificates, Series 2007-AR12, Cl. 1A8, 2.373%, 10/1/35[2]	4,935,463	4,679,940
WaMu Mortgage Pass-Through Certificates 2007-HY1 Trust, Mtg. Pass-Through Certificates:
Series 2007-HY1, Cl. 5A1, 2.489%, 2/1/37[2]	17,201,370	14,069,723
Series 2007-HY1, Cl. 4A1, 2.539%, 2/1/37[2]	28,202,862	24,367,442
WaMu Mortgage Pass-Through Certificates 2007-HY5 Trust, Mtg. Pass-Through Certificates, Series 2007-HY5, Cl. 3A1, 4.891%, 5/1/37[2]	2,831,626	2,699,833
WaMu Mortgage Pass-Through Certificates, Mtg. Pass-Through Certificates, Series 2006-AR18, Cl. 3A1, 4.335%, 1/1/37[2]	2,105,711	1,808,395
Wells Fargo Mortgage-Backed Securities 2005-9 Trust, Mtg. Pass-Through Certificates, Series 2005-9, Cl. 2A6, 5.25%, 10/25/35	1,637,902	1,690,572
Wells Fargo Mortgage-Backed Securities 2006-AR14 Trust, Mtg. Pass-Through Certificates, Series 2006-AR14, Cl. 1A2, 5.589%, 10/1/36[2]	6,333,175	6,113,639
		301,859,054
Total Mortgage-Backed Obligations (Cost $2,000,703,300)		2,040,260,017
U.S. Government Obligations—6.6%
Federal Home Loan Mortgage Corp. Nts.:
0.875%, 3/7/18	43,336,000	42,394,092
1.375%, 5/1/20	36,034,000	34,357,230
2.375%, 1/13/22	4,097,000	3,996,656

OPPENHEIMER GLOBAL STRATEGIC INCOME FUND	29

CONSOLIDATED STATEMENT OF INVESTMENTS    Continued

	Principal Amount		Value
U.S. Government Obligations Continued
Federal National Mortgage Assn. Nts.:
0.375%, 7/5/16	$2,248,000		$2,229,627
1.25%, 1/30/17	3,747,000		3,792,103
1.375%, 11/15/16	5,996,000		6,100,540
1.625%, 11/27/18[5]	19,704,000		19,650,228
1.875%, 9/18/18	17,242,000		17,457,232
U.S. Treasury Bills:
0.0493%, 11/7/13[11]	40,765,000		40,764,103
0.0633%, 10/31/13[12]	55,430,000		55,428,614
U.S. Treasury Nts.:
0.25%, 7/31/15[11]	289,300,000		289,124,974
STRIPS, 0.891%, 8/15/16[13]	11,000,000		10,809,007

Total U.S. Government Obligations (Cost $527,522,858)			526,104,406
Foreign Government Obligations—24.6%
Angola—0.2%
Angola (Republic of) Sr. Unsec. Nts., 7%, 8/16/19	11,980,000		12,893,475
Australia—0.5%
New South Wales Treasury Corp. Sr. Unsec. Nts., Series 19, 6%, 4/1/19	1,510,000	AUD	1,570,260
Queensland Treasury Corp. Nts.:
Series 21, 6%, 6/14/21	13,030,000	AUD	13,636,336
Series 22, 6%, 7/21/22	640,000	AUD	657,349
Series 33, 6.50%, 3/14/33	9,115,000	AUD	9,574,691
Queensland Treasury Corp. Sr. Unsec. Nts., Series 19, 6.25%, 6/14/19	1,905,000	AUD	2,003,825
Victoria Treasury Corp., Series 1224, 5.50%, 12/17/24	1,765,000	AUD	1,773,371
Victoria Treasury Corp. Nts., 5.50%, 11/17/26	8,320,000	AUD	8,286,338
Western Australia Treasury Corp. Unsec. Nts., 7%, 10/15/19	730,000	AUD	789,541
			38,291,711
Belgium—0.2%
Belgium (Kingdom of) Bonds:
Series 58, 3.75%, 9/28/20	9,730,000	EUR	14,754,275
Series 60, 4.25%, 3/28/41	470,000	EUR	712,732

			15,467,007
Bolivia—0.0%
Bolivia (Plurinational State of) Unsec. Bonds, 4.875%, 10/29/22	1,195,000		1,085,956
Brazil—3.5%
Brazil (Federative Republic of) Letra Tesouro Nacional Nts.:
9.071%, 1/1/14[13]	193,150,000	BRR	85,161,868
9.358%, 7/1/14[13]	143,015,000	BRR	60,184,065
Brazil (Federative Republic of) Nota Do Tesouro Nacional Nts.:
9.762%, 1/1/14	53,940,000	BRR	24,342,984
9.762%, 1/1/17	60,395,000	BRR	26,347,270
9.762%, 1/1/21	91,680,000	BRR	38,405,833
13.505%, 5/15/45[14]	9,425,000	BRR	9,984,286
Series NTNB, 13.288%, 8/15/50[14]	8,720,000	BRR	9,186,695

30	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount		Value
Brazil Continued
Brazil (Federative Republic of) Nota Do Tesouro Nacional Unsec. Bonds, 9.762%, 1/1/18	35,705,000	BRR	$15,387,625
Brazil (Federative Republic of) Sr. Unsec. Unsub. Nts., 4.875%, 1/22/21	5,560,000		5,997,850
Brazil Minas SPE Sec. Bonds, 5.333%, 2/15/28[3]	5,650,000		5,466,375
			280,464,851
Canada—0.1%
Canada (Government of) Nts., 3.75%, 6/1/19	7,140,000	CAD	7,576,281
Canada (Government of) Treasury Bills, 1.044%, 12/5/13[13]	3,195,000	CAD	3,096,394
			10,672,675
Colombia—0.4%
Colombia (Republic of) Sr. Nts., 7.375%, 3/18/19	8,810,000		10,712,960
Colombia (Republic of) Sr. Unsec. Bonds, 6.125%, 1/18/41	1,395,000		1,531,013
Colombia (Republic of) Sr. Unsec. Nts.:
4%, 2/26/24	4,860,000		4,774,950
Series B, 7%, 5/4/22	13,117,000,000	COP	6,949,026
Series B, 10%, 7/24/24	1,330,000,000	COP	868,345
Colombia (Republic of) Unsec. Bonds, 8.125%, 5/21/24	3,185,000		4,128,556
Colombia (Republic of) Unsec. Nts., 7.375%, 1/27/17	2,130,000		2,489,970
			31,454,820
Costa Rica—0.0%
Costa Rica (Republic of) Sr. Unsec. Bonds, 4.375%, 4/30/25[3]	780,000		684,450
Croatia—0.2%
Croatia (Republic of) Unsec. Nts.:
5.50%, 4/4/23[3]	9,390,000		9,037,875
6.25%, 4/27/17[3]	4,650,000		4,897,938
6.375%, 3/24/21[3]	2,285,000		2,371,259
6.75%, 11/5/19[3]	2,250,000		2,410,313
			18,717,385
Denmark—0.1%
Denmark (Kingdom of) Bonds, 4%, 11/15/19	21,475,000	DKK	4,549,988
Dominican Republic—0.1%
Banco De Reservas De La Republica Dominicana Bonds, 7%, 2/1/23[3]	3,580,000		3,418,900
Dominican Republic Sr. Unsec. Bonds, 5.875%, 4/18/24[3]	3,975,000		3,706,688

			7,125,588
Finland—0.1%
Finland (Republic of) Sr. Unsec. Nts., 1.50%, 4/15/23[3]	2,885,000	EUR	3,734,283
Finland (Republic of) Unsec. Bonds, 1.625%, 9/15/22	1,975,000	EUR	2,612,679

			6,346,962
France—0.3%
France (Republic of) Bonds:
2.75%, 10/25/27	2,455,000	EUR	3,264,740

OPPENHEIMER GLOBAL STRATEGIC INCOME FUND	31

CONSOLIDATED STATEMENT OF INVESTMENTS    Continued

	Principal Amount		Value
France Continued
France (Republic of) Bonds: Continued
3.75% 10/25/19	4,540,000	EUR	$6,975,980
4.50%, 4/25/41	5,720,000	EUR	9,286,685
France (Republic of) Unsec. Nts., 2.25%, 10/25/22	6,305,000	EUR	8,562,835
			28,090,240
Germany—0.6%
Germany (Federal Republic of) Bonds, 2.50%, 7/4/44	3,515,000	EUR	4,659,451
Germany (Federal Republic of) Unsec. Bonds:
0.25%, 4/13/18	9,525,000	EUR	12,643,143
1.50%, 5/15/23	11,675,000	EUR	15,467,503
Series 153, 4%, 10/11/13	10,125,000	EUR	13,707,555
			46,477,652
Guatemala—0.0%
Guatemala (Republic of) Sr. Unsec. Bonds, 4.875%, 2/13/28[3]	3,900,000		3,588,000
Hungary—1.9%
Hungary Bonds:
6.75%, 11/24/17	1,606,000,000	HUF	7,813,960
Series 19/A, 6.50%, 6/24/19	1,689,000,000	HUF	8,168,086
Series 20/A, 7.50%, 11/12/20	926,000,000	HUF	4,726,404
Series 23A, 6%, 11/24/23	1,837,400,000	HUF	8,484,802
Hungary Sr. Unsec. Bonds, 7.625%, 3/29/41	444,000		477,300
Hungary Sr. Unsec. Nts., 5.75%, 6/11/18	1,090,000	EUR	1,548,337
Hungary Sr. Unsec. Unsub. Nts., 6.375%, 3/29/21	10,535,000		11,259,281
Hungary Treasury Bills:
3.522%, 4/30/14[13]	8,032,000,000	HUF	35,792,446
3.559%, 1/8/14[13]	2,677,000,000	HUF	12,118,683
Series 3M, 3.538%, 12/27/13[13]	1,912,000,000	HUF	8,623,506
Series 12M, 3.512%, 3/5/14[13]	3,824,000,000	HUF	17,213,197
Hungary Unsec. Bonds:
5.375%, 2/21/23	7,745,000		7,570,738
5.50%, 12/20/18	4,115,000,000	HUF	19,073,408
Series 16/D, 5.50%, 12/22/16	1,461,000,000	HUF	6,863,011
			149,733,159
Indonesia—0.3%
Indonesia (Republic of) Sr. Unsec. Bonds:
4.875%, 5/5/21[3]	6,555,000		6,522,225
5.375%, 10/17/23[3]	7,390,000		7,390,000
Indonesia (Republic of) Sr. Unsec. Nts.:
4%, 11/21/18[3]	7,015,000		6,822,088
11.625%, 3/4/19[3]	1,450,000		1,941,188
Indonesia (Republic of) Unsec. Nts., 6.125%, 3/15/19[3]	4,370,000		4,577,575
			27,253,076
Italy—0.6%
Italy (Republic of) Bonds:
4%, 9/1/20	5,270,000	EUR	7,246,446

32	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount		Value
Italy Continued
Italy (Republic of) Bonds: Continued
4.50%, 3/1/19	12,290,000	EUR	$17,464,509
5%, 3/1/22	985,000	EUR	1,410,912
5%, 9/1/40	3,945,000	EUR	5,290,029
Series EU, 1.129%, 10/15/17[2]	2,430,000	EUR	3,115,238
Italy (Republic of) Sr. Unsec. Nts., 4.50%, 6/8/15	468,000,000	JPY	4,980,554
Italy (Republic of) Treasury Bills, 0.4461%, 10/31/13	1,460,000	EUR	1,974,437
Italy (Republic of) Treasury Bonds:
3.50%, 11/1/17	2,115,000	EUR	2,909,245
4.75%, 5/1/17	2,650,000	EUR	3,809,048
4.75%, 9/1/44	1,965,000	EUR	2,508,301
			50,708,719
Ivory Coast—0.2%
Ivory Coast Bonds, 5.75%, 12/31/32	18,435,000		16,361,063
Japan—1.2%
Japan Bonds:
10 yr., 1.10%, 3/20/21	1,616,000,000	JPY	17,191,711
10 yr., Series 329, 0.80%, 6/20/23	295,000,000	JPY	3,038,081
20 yr., Series 112, 2.10%, 6/20/29	1,385,000,000	JPY	15,839,852
20 yr., Series 134, 1.80%, 3/20/32	880,000,000	JPY	9,393,238
30 yr., 2%, 3/20/42	1,719,000,000	JPY	18,681,829
30 yr., Series 39, 1.90%, 6/20/43	98,000,000	JPY	1,040,584
Japan Sr. Unsec. Bonds:
Series 38, 1.80%, 3/20/43	295,000,000	JPY	3,064,438
Series 143, 1.60%, 3/20/33	1,353,000,000	JPY	13,871,970
Series 328, 0.60%, 3/20/23	984,000,000	JPY	9,963,131
Japan Sr. Unsec. Nts., 2.30%, 3/19/18	1,400,000	CAD	1,349,235
			93,434,069
Kazakhstan—0.0%
Development Bank of Kazakhstan Sr. Unsec. Bonds, 4.125%, 12/10/22[3]	2,515,000		2,332,663
Korea, Republic of South—0.0%
Korea Housing Finance Corp., 1.625% Sec. Nts., 9/15/18[3]	3,010,000		2,843,764
Latvia—0.0%
Latvia (Republic of) Sr. Unsec. Nts., 5.25%, 6/16/21[3]	3,050,000		3,313,063
Lithuanua—0.2%
Lithuania (Republic of) Sr. Unsec. Bonds, 6.625%, 2/1/22[3]	6,020,000		7,081,025
Lithuania (Republic of) Sr. Unsec. Nts., 6.125%, 3/9/21[3]	6,595,000		7,559,519
			14,640,544
Malaysia—0.4%
Central Bank of Malaysia Treasury Bills:
Series 0213, 2.975%, 1/9/14[13]	27,035,000	MYR	8,226,030
Series 0413, 2.974%, 1/16/14[13]	54,070,000	MYR	16,442,522
Series 2513, 2.953%, 12/5/13[13]	13,515,000	MYR	4,124,789
Malaysia (Government of) Sr. Unsec. Bonds, Series 1/06, 4.262%, 9/15/16	8,110,000	MYR	2,546,475

			31,339,816

OPPENHEIMER GLOBAL STRATEGIC INCOME FUND	33

CONSOLIDATED STATEMENT OF INVESTMENTS    Continued

	Principal Amount		Value
Mexico—5.5%
United Mexican States Bonds:
7.50%, 4/8/33	$1,070,000		$1,364,250
Series M, 5%, 6/15/17[2]	136,000,000	MXN	10,597,392
Series M, 6.50%, 6/9/22[2]	276,800,000	MXN	21,947,822
Series M20, 7.50%, 6/3/27[2]	170,840,000	MXN	14,314,694
Series M10, 7.75%, 12/14/17	73,165,000	MXN	6,253,795
Series MI10, 8%, 12/19/13	827,500,000	MXN	63,874,061
Series M20, 8.50%, 5/31/29[2]	134,730,000	MXN	12,041,689
United Mexican States Nts., 6.75%, 9/27/34	2,790,000		3,320,100
United Mexican States Treasury Bills:
3.67%, 3/20/14[13]	765,000,000	MXN	57,454,922
3.778%, 12/11/13[13]	1,013,100,000	MXN	76,852,259
3.801%, 11/14/13[13]	196,020,000	MXN	14,908,272
3.81%, 10/31/13[13]	503,230,000	MXN	38,326,523
3.826%, 10/3/13[13]	551,100,000	MXN	42,089,818
3.982%, 11/7/13[13]	212,400,000	MXN	16,149,183
3.99%, 2/6/14[13]	131,700,000	MXN	9,933,316
3.993%, 1/23/14[13]	104,900,000	MXN	7,923,418
United Mexican States Unsec. Bonds:
3.646%, 3/6/14[13]	417,190,000	MXN	31,373,950
Series M, 7%, 6/19/14[2]	134,300,000	MXN	10,545,754
			439,271,218
Morocco—0.1%
Morocco (Kingdom of) Sr. Unsec. Nts., 4.25%, 12/11/22[3]	4,600,000		4,209,920
Nigeria—0.3%
Nigeria (Federal Republic of) Sr. Unsec. Bonds, 5.125%, 7/12/18[3]	2,840,000		2,889,700
Nigeria (Federal Republic of) Treasury Bills:
11.235%, 1/23/14[13]	595,000,000	NGN	3,562,452
11.835%, 10/24/13[13]	146,000,000	NGN	899,049
11.851%, 10/10/13[13]	112,000,000	NGN	694,015
Nigeria (Federal Republic of) Treasury Bonds:
7%, 10/23/19	709,000,000	NGN	3,295,844
16%, 6/29/19	723,000,000	NGN	4,975,262
16.39%, 1/27/22	764,000,000	NGN	5,482,419
			21,798,741
Panama—0.1%
Panama (Republic of) Bonds:
6.70%, 1/26/36	3,615,000		4,148,213
8.875%, 9/30/27	1,575,000		2,177,438
9.375%, 4/1/29	1,565,000		2,241,863
			8,567,514
Paraguay—0.0%
Paraguay (Republic of) Sr. Unsec. Bonds, 4.625%, 1/25/23[3]	1,260,000		1,156,050
Peru—0.3%
El Fondo MIVIVIENDA SA Unsec. Nts., 3.50%, 1/31/23[3]	3,630,000		3,167,175
Peru (Republic of) Sr. Unsec. Bonds, 8.20%, 8/12/26[3]	22,480,000	PEN	9,840,670

34	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount		Value
Peru Continued
Peru (Republic of) Sr. Unsec. Nts.: 6.55%, 3/14/37	$2,870,000		$3,408,125
7.84%, 8/12/20[3]	21,095,000	PEN	8,787,109

			25,203,079
Philippines—0.2%
Philippines (Republic of the) Sr. Unsec. Bonds, 6.375%, 1/15/32	5,235,000		6,151,125
Philippines (Republic of the) Sr. Unsec. Unsub. Bonds, 6.375%, 10/23/34	5,205,000		6,148,406

			12,299,531
Poland—0.4%
Poland (Republic of) Bonds:
Series 0415, 5.50%, 4/25/15	7,270,000	PLZ	2,415,043
Series 1017, 5.25%, 10/25/17	10,075,000	PLZ	3,413,357
Poland (Republic of) Sr. Unsec. Bonds, 3%, 3/17/23	3,610,000		3,315,785
Poland (Republic of) Sr. Unsec. Nts.: 5%, 3/23/22	3,550,000		3,826,900
5.125%, 4/21/21	6,150,000		6,703,500
Poland (Republic of) Unsec. Bonds, Series 429, 5.75%, 4/25/29	31,305,000	PLZ	11,134,810

			30,809,395
Portugal—0.1%
Portugal (Republic of) Sr. Unsec. Bonds, 4.10%, 4/15/37	2,535,000	EUR	2,370,591
Portugal (Republic of) Sr. Unsec. Nts., 4.75%, 6/14/19	470,000	EUR	588,133
Portugal (Republic of) Sr. Unsec. Unsub. Bonds., 4.35%, 10/16/17	7,265,000	EUR	9,312,514

			12,271,238
Romania—0.1%
Romania Sr. Unsec. Bonds, 6.75%, 2/7/22[3]	6,430,000		7,355,599
Russia—1.6%
AHML Finance Ltd. Unsec. Nts., 7.75%, 2/13/18[3]	148,000,000	RUR	4,466,744
Russian Federation Bonds:
7.50%, 3/15/18[2]	457,600,000	RUR	14,613,570
7.50%, 2/27/19[2]	605,100,000	RUR	19,286,670
7.60%, 4/14/21[2]	648,300,000	RUR	20,688,616
Russian Federation Sr. Unsec. Bonds: 5.875%, 9/16/43[3]	2,955,000		3,065,813
Series 6211, 7%, 1/25/23[2]	1,049,500,000	RUR	32,066,571
Russian Federation Sr. Unsec. Nts., 4.875%, 9/16/23[3]	4,375,000		4,484,375
Russian Federation Unsec. Bonds: Series 9, 7.90%, 3/18/21[2]	109,800,000	RUR	3,407,370
Series 6209, 7.60%, 7/20/22[2]	465,500,000	RUR	14,776,067
Vnesheconombank Sr. Unsec. Bonds, Series 18, 8.55%, 9/17/32[2]	119,300,000	RUR	3,762,931

OPPENHEIMER GLOBAL STRATEGIC INCOME FUND	35

CONSOLIDATED STATEMENT OF INVESTMENTS    Continued

	Principal Amount		Value
Russia Continued
Vnesheconombank Via VEB Finance plc Sr. Unsec. Unsub. Nts., 6.902%, 7/9/20[3]	$9,450,000		$10,395,473

			131,014,200
Rwanda—0.1%
Rwanda (Republic of) Sr. Unsec. Bonds, 6.625%, 5/2/23[3]	5,380,000		4,747,850
Serbia—0.1%
Serbia (Republic of) Sr. Unsec. Nts., 5.25%, 11/21/17[3]	3,540,000		3,531,150
Serbia (Republic of) Treasury Bills: 9.824%, 1/30/14[13]	135,000,000	RSD	1,550,844
10.004%, 6/12/14[13]	544,000,000	RSD	6,010,839

			11,092,833
Singapore—0.0%
Singapore (Republic of) Sr. Unsec. Bonds, 2.375%, 4/1/17	2,445,000	SGD	2,067,123
South Africa—1.1%
South Africa (Republic of) Bonds:
Series R208, 6.75%, 3/31/21	350,925,000	ZAR	33,701,592
Series R213, 7%, 2/28/31	102,089,000	ZAR	8,753,192
Series R207, 7.25%, 1/15/20	304,200,000	ZAR	30,289,415
South Africa (Republic of) Sr. Unsec. Bonds, 5.875%, 9/16/25	4,375,000		4,612,344
South Africa (Republic of) Sr. Unsec. Nts., 5.875%, 5/30/22	1,000,000		1,085,000
South Africa (Republic of) Unsec. Bonds, Series 2023, 7.75%, 2/28/23	80,510,000	ZAR	8,076,780

			86,518,323
Spain—0.1%
Comunidad De Madrid Sr. Unsec. Nts., 4.30%, 9/15/26	5,470,000	EUR	6,589,841
Instituto de Credito Oficial Sr. Unsec. Nts., 5%, 5/15/15	7,800,000	NOK	1,306,612
Spain (Kingdom of) Sr. Unsec. Bonds, 4.50%, 1/31/18	1,815,000	EUR	2,620,192

			10,516,645
Sri Lanka—0.1%
Sri Lanka (Democratic Socialist Republic of) Sr. Unsec. Bonds, 5.875%, 7/25/22[3]	2,935,000		2,714,875
Sri Lanka (Democratic Socialist Republic of) Sr. Unsec. Nts.: 6.25%, 10/4/20[3]	3,240,000		3,171,150
6.25% 7/27/21[3]	6,140,000		5,909,750

			11,795,775
Tanzania—0.1%
Tanzania (United Republic of) Sr. Unsec. Nts., 6.392%, 3/8/20[2]	4,945,000		5,130,438
Thailand—0.5%
Thailand (Kingdom of) Sr. Unsec. Bonds: 3.58%, 12/17/27	483,600,000	THB	14,588,038
3.625%, 6/16/23	475,100,000	THB	14,892,259
3.65%, 12/17/21	304,500,000	THB	9,652,485

			39,132,782

36	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount		Value
The Netherlands—0.1%
Netherlands (Kingdom of the) Bonds:
4%, 7/15/19	3,685,000	EUR	$5,735,545
4%, 1/15/37	1,315,000	EUR	2,158,270

			7,893,815
Turkey—1.4%
Turkey (Republic of) Bonds:
6.875%, 3/17/36	2,015,000		2,148,998
9%, 3/5/14	58,115,000	TRY	28,999,243
9%, 3/8/17	47,225,000	TRY	23,670,361
Turkey (Republic of) Sr. Unsec. Nts., 5.625%, 3/30/21	3,625,000		3,784,500
Turkey (Republic of) Unsec. Bonds:
5%, 5/13/15[2]	51,040,000	TRY	23,940,200
5.828%, 2/11/15[14]	8,255,000	TRY	5,535,898
6.25%, 9/26/22	5,690,000		6,132,398
7.10%, 3/8/23[2]	18,700,000	TRY	8,169,476
Series 5Y, 6.30%, 2/14/18[2]	14,625,000	TRY	6,599,187

			108,980,261
United Arab Emirates—0.1%
Emirates of Dubai Sr. Unsec. International Bonds, 5.591%, 6/22/21	5,910,000		6,397,575
United Kingdom—0.4%
United Kingdom Treasury Bonds:
3.75%, 9/7/21	10,140,000	GBP	18,178,507
4%, 9/7/16	4,005,000	GBP	7,088,746
4.25%, 12/7/55	1,475,000	GBP	2,797,684
4.75%, 12/7/38	3,685,000	GBP	7,320,395

			35,385,332
Uruguay—0.1%
Uruguay (Oriental Rupublic of) Sr. Unsec. Nts., 4.50%, 8/14/24	8,170,000		8,312,975
Venezuela—0.6%
Venezuela (Republic of) Bonds, 9%, 5/7/23	13,130,000		10,720,645
Venezuela (Republic of) Nts., 8.25%, 10/13/24	9,595,000		7,268,213
Venezuela (Republic of) Sr. Unsec. Unsub. Nts., 12.75%, 8/23/22	4,370,000		4,374,370
Venezuela (Republic of) Unsec. Bonds:
7%, 3/31/38	6,835,000		4,494,013
7.65%, 4/21/25	9,300,000		6,742,500
Venezuela (Republic of) Unsec. Nts., 13.625%, 8/15/18[3]	11,695,000		12,279,750
			45,879,491

Total Foreign Government Obligations (Cost $2,067,677,359)			1,975,678,399
Corporate Bonds and Notes—33.5%
Consumer Discretionary—4.5%
Auto Components—0.6%
Affinia Group, Inc., 7.75% Sr. Unsec. Nts., 5/1/21[3]	5,805,000		5,979,150
Continental Rubber of America Corp., 4.50% Sr. Sec. Nts., 9/15/19[3]	1,445,000		1,514,360

OPPENHEIMER GLOBAL STRATEGIC INCOME FUND	37

CONSOLIDATED STATEMENT OF INVESTMENTS    Continued

	Principal Amount		Value
Auto Components Continued
GKN Holdings plc, 6.75% Sr. Unsec. Unsub. Nts., 10/28/19	1,950,000	GBP	$3,591,653
Goodyear Tire & Rubber Co. (The), 8.25% Sr. Unsec. Unsub. Nts., 8/15/20	12,090,000		13,571,025
Lear Corp., 4.75% Sr. Unsec. Nts., 1/15/23[3]	5,700,000		5,315,250
Servus Luxembourg Holding SCA, 7.75% Sr. Sec. Nts., 6/15/18[3]	2,220,000	EUR	3,063,995
Visteon Corp., 6.75% Sr. Unsec. Nts., 4/15/19	12,704,000		13,561,520
			46,596,953
Automobiles—0.2%
Ford Motor Co., 7.45% Bonds, 7/16/31	3,645,000		4,459,676
Jaguar Land Rover plc:
5.625% Sr. Unsec. Nts., 2/1/23[3]	4,620,000		4,539,150
7.75% Sr. Unsec. Bonds, 5/15/18[3]	1,945,000		2,110,325
8.25% Sr. Nts., 3/15/20[3]	900,000	GBP	1,626,761

			12,735,912
Diversified Consumer Services—0.1%
Monitronics International, Inc., 9.125% Sr. Unsec. Nts., 4/1/20	4,720,000		4,967,800
ServiceMaster Co.:
7% Sr. Unsec. Unsub. Nts., 8/15/20	1,435,000		1,363,250
8% Sr. Unsec. Unsub. Nts., 2/15/20	5,700,000		5,671,500

			12,002,550
Hotels, Restaurants & Leisure—1.0%
Boyd Gaming Corp., 9.125% Sr. Unsec. Nts., 12/1/18	7,875,000		8,603,438
Burger King Corp., 9.875% Sr. Unsec. Unsub. Nts., 10/15/18	4,080,000		4,600,200
HOA Restaurants Group LLC/HOA Finance Corp., 11.25% Sr. Sec. Nts., 4/1/17[3]	7,760,000		7,954,000
Isle of Capri Casinos, Inc., 7.75% Sr. Unsec. Unsub. Nts., 3/15/19	7,855,000		8,287,025
Landry’s, Inc., 9.375% Sr. Unsec. Nts., 5/1/20[3]	7,860,000		8,331,600
MCE Finance Ltd., 5% Sr. Unsec. Nts., 2/15/21[3]	5,815,000		5,596,938
MGM Resorts International:
6.625% Sr. Unsec. Unsub. Nts., 12/15/21	5,695,000		5,901,444
6.75% Sr. Unsec. Nts., 10/1/20	5,390,000		5,672,975
MTR Gaming Group, Inc., 11.50% Sec. Nts., 8/1/19	4,442,100		4,897,415
Penn National Gaming, Inc., 8.75% Sr. Unsec. Sub. Nts., 8/15/19	7,515,000		8,266,500
PNK Finance Corp., 6.375% Sr. Unsec. Nts., 8/1/21[3]	5,655,000		5,796,375
Premier Cruise Ltd., 11% Sr. Nts., 3/15/08[1,7]	14,750,000		—
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp., 6.375% Sr. Sec. Nts., 6/1/21[3]	4,285,000		4,113,600
Viking Cruises Ltd., 8.50% Sr. Nts., 10/15/22[3]	2,850,000		3,170,625

			81,192,135

38	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value
Household Durables—0.2%
Arcelik AS, 5% Sr. Unsec. Nts., 4/3/23[3]	$2,080,000	$1,796,600
Beazer Homes USA, Inc., 9.125% Sr. Unsec. Nts., 5/15/19	7,550,000	8,003,000
K Hovnanian Enterprises, Inc., 9.125% Sec. Nts., 11/15/20[3]	3,630,000	3,947,625
Taylor Morrison Communities, Inc./Monarch Communities, Inc., 5.25% Sr. Unsec. Nts., 4/15/21[3]	3,720,000	3,478,200

		17,225,425
Media—1.5%
Belo (A.H.) Corp., 7.75% Sr. Unsec. Unsub. Debs., 6/1/27	10,973,000	11,686,245
CCO Holdings LLC/CCO Holdings Capital Corp., 5.75% Sr. Unsec. Nts., 9/1/23[3]	5,730,000	5,457,825
Cinemark USA, Inc., 5.125% Sr. Unsec. Nts., 12/15/22	2,215,000	2,087,638
Cumulus Media Holdings, Inc., 7.75% Sr. Unsec. Unsub. Nts., 5/1/19	4,175,000	4,352,438
DISH DBS Corp.:
5.875% Sr. Unsec. Nts., 7/15/22	6,115,000	6,053,850
6.75% Sr. Unsec. Nts., 6/1/21	2,985,000	3,152,906
7.875% Sr. Unsec. Nts., 9/1/19	7,315,000	8,375,675
DreamWorks Animation SKG, Inc., 6.875% Sr. Unsec. Unsub. Nts., 8/15/20[3]	4,185,000	4,362,863
Gannett Co., Inc., 5.125% Sr. Unsec. Nts., 7/15/20[3]	3,630,000	3,575,550
Globo Comunicacao e Participacoes SA, 5.307% Sr. Unsec. Unsub. Nts., 5/11/22[3]	1,695,000	1,711,950
Gray Television, Inc., 7.50% Sr. Unsec. Nts., 10/1/20	7,640,000	7,983,800
Igloo Holdings Corp., 8.25% Sr. Unsec. Nts., 12/15/17[1,6]	10,346,000	10,611,116
LIN Television Corp., 6.375% Sr. Unsec. Nts., 1/15/21	4,095,000	4,115,475
Myriad International Holdings BV, 6% Sr. Unsec. Nts., 7/18/20[3]	2,390,000	2,521,450
Nexstar Broadcasting, Inc., 6.875% Sr. Unsec. Nts., 11/15/20[3]	3,995,000	4,084,888
Sinclair Television Group, Inc.:
5.375% Sr. Unsec. Nts., 4/1/21	4,215,000	4,025,325
6.125% Sr. Unsec. Nts., 10/1/22	8,300,000	8,279,250
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, 7.50% Sr. Sec. Nts., 3/15/19	3,945,000	4,280,325
Univision Communications, Inc., 7.875% Sr. Sec. Nts., 11/1/20[3]	10,465,000	11,498,419
UPCB Finance V Ltd., 7.25% Sr. Sec. Nts., 11/15/21[3]	5,490,000	6,011,550
UPCB Finance VI Ltd., 6.875% Sr. Sec. Nts., 1/15/22[3]	8,155,000	8,685,075

		122,913,613
Multiline Retail—0.2%
Burlington Coat Factory Warehouse Corp., 10% Sr. Unsec. Nts., 2/15/19	1,360,000	1,519,800
Burlington Holdings LLC/Burlington Holding Finance, Inc., 9% Sr. Unsec. Nts., 2/15/18[3,6]	11,125,000	11,486,563
J.C. Penney Corp., Inc., 6.375% Sr. Unsec. Unsub. Nts., 10/15/36	5,355,000	3,761,888
		16,768,251

OPPENHEIMER GLOBAL STRATEGIC INCOME FUND	39

CONSOLIDATED STATEMENT OF INVESTMENTS    Continued

	Principal Amount		Value
Specialty Retail—0.5%
BC Mountain LLC/BC Mountain Finance, Inc., 7% Sr. Unsec. Nts., 2/1/21[3]	$11,550,000		$11,521,125
Claire’s Stores, Inc.:
7.75% Sr. Unsec. Nts., 6/1/20[3]	4,295,000		4,219,838
8.875% Sr. Sec. Nts., 3/15/19	5,150,000		5,536,250
Hot Topic, Inc., 9.25% Sr. Sec. Nts., 6/15/21[3]	4,755,000		4,909,538
Michaels FinCo Holdings LLC/Michaels FinCo., Inc., 7.50% Sr. Unsec. Nts., 8/1/18[3]	8,560,000		8,709,800
Party City Holdings, Inc., 8.875% Sr. Unsec. Nts, 8/1/20[3]	7,495,000		8,094,600

			42,991,151
Textiles, Apparel & Luxury Goods—0.2%
Levi Strauss & Co., 7.75% Sr. Unsec. Unsub. Nts., 5/15/18	505,000	EUR	730,330
Quiksilver, Inc./QS Wholesale, Inc.:
7.875% Sr. Sec. Nts., 8/1/18[3]	3,640,000		3,812,900
10% Sr. Unsec. Nts., 8/1/20[3]	3,640,000		3,849,300
SIWF Merger Sub, Inc./Springs Industries, Inc., 6.25% Sr. Sec. Nts., 6/1/21[3]	4,295,000		4,219,838

			12,612,368
Consumer Staples—1.0%
Beverages—0.0%
Coca-Cola Icecek AS, 4.75% Sr. Unsec. Nts., 10/1/18[3,5]	2,825,000		2,856,013
Food & Staples Retailing—0.1%
BI-LO LLC/BI-LO Finance Corp., 8.625% Sr. Unsec. Nts., 9/15/18[3,6]	4,020,000		4,100,400
US Foods, Inc., 8.50% Sr. Sec. Nts., 6/30/19	5,670,000		6,003,113

			10,103,513
Food Products—0.7%
American Seafoods Group LLC, 10.75% Sr. Sub. Nts., 5/15/16[3]	10,750,000		11,233,750
ARAMARK Corp., 5.75% Sr. Unsec. Nts., 3/15/20[3]	5,735,000		5,821,025
ASG Consolidated LLC, 15% Sr. Nts., 5/15/17[3,6]	7,970,347		8,149,680
BFF International Ltd., 7.25% Sr. Unsec. Unsub. Nts., 1/28/20[3]	510,000		566,100
BRF SA, 5.875% Sr. Unsec. Unsub. Nts., 6/6/22[3]	1,270,000		1,266,825
Bumble Bee Acquisition Corp., 9% Sr. Sec. Nts., 12/15/17[3]	10,499,000		11,417,663
Chiquita Brands International, Inc., 7.875% Sr. Sec. Nts., 2/1/21[3]	5,220,000		5,559,300
MHP SA, 8.25% Sr. Unsec. Nts., 4/2/20[3]	5,405,000		4,325,081
Wells Enterprises, Inc., 6.75% Sr. Sec. Nts., 2/1/20[3]	3,905,000		3,992,863

			52,332,287
Household Products—0.1%
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg SA:
5.75% Sr. Sec. Nts., 10/15/20	5,510,000		5,558,213
9% Sr. Unsec. Unsub. Nts., 4/15/19	4,740,000		5,000,700

			10,558,913

40	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value
Tobacco—0.1%
Vector Group Ltd., 7.75% Sr. Sec. Nts., 2/15/21	$3,930,000	$4,087,200
Energy—5.7%
Energy Equipment & Services—0.7%
Drill Rigs Holdings, Inc., 6.50% Sr. Sec. Nts., 10/1/17[3]	7,785,000	8,076,938
Exterran Partners LP/EXLP Finance Corp., 6% Sr. Unsec. Nts., 4/1/21[3]	2,490,000	2,427,750
Forbes Energy Services Ltd., 9% Sr. Unsec. Nts., 6/15/19	2,585,000	2,610,850
Hornbeck Offshore Services, Inc., 5.875% Sr. Unsec. Nts., 4/1/20	7,420,000	7,531,300
Odebrecht Offshore Drilling Finance Ltd., 6.75% Sr. Sec. Nts., 10/1/22[3]	6,065,000	6,231,788
Offshore Group Investment Ltd.: 7.125% Sr. Sec. Nts., 4/1/23	5,135,000	5,032,300
7.50% Sr. Sec. Nts., 11/1/19	7,285,000	7,703,888
Pacific Drilling SA, 5.375% Sr. Sec. Nts., 6/1/20[3]	4,360,000	4,261,900
Precision Drilling Corp., 6.625% Sr. Unsec. Nts., 11/15/20	8,910,000	9,466,875
QGOG Constellation SA, 6.25% Sr. Unsec. Nts., 11/9/19[3]	4,530,000	4,314,825
Seadrill Ltd., 5.625% Sr. Unsec. Nts., 9/15/17[3]	3,760,000	3,816,400

		61,474,814
Oil, Gas & Consumable Fuels—5.0%
Access Midstream Partners LP/ACMP Finance Corp., 4.875% Sr. Unsec. Unsub. Nts., 5/15/23	2,695,000	2,546,775
Alliance Oil Co. Ltd., 9.875% Sr. Unsec. Nts., 3/11/15[3]	7,520,000	8,065,200
Alpha Natural Resources, Inc., 6% Sr. Unsec. Unsub. Nts., 6/1/19	3,670,000	3,082,800
Antero Resources Finance Corp., 6% Sr. Unsec. Nts., 12/1/20	2,550,000	2,588,250
Arch Coal, Inc., 7.25% Sr. Unsec. Unsub. Nts., 6/15/21	3,840,000	2,928,000
Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp.:
5.875% Sr. Unsec. Nts., 8/1/23[3]	4,400,000	4,158,000
6.625% Sr. Nts., 10/1/20[3]	2,475,000	2,536,875
Bill Barrett Corp., 7.625% Sr. Unsec. Unsub. Nts., 10/1/19	3,975,000	4,074,375
BreitBurn Energy Partners LP/BreitBurn Finance Corp.:
7.875% Sr. Unsec. Nts., 4/15/22	1,670,000	1,674,175
8.625% Sr. Unsec. Nts., 10/15/20	10,920,000	11,575,200
Chaparral Energy, Inc., 9.875% Sr. Unsec. Nts., 10/1/20	2,240,000	2,531,200
Chesapeake Energy Corp., 5.75% Sr. Unsec. Nts., 3/15/23	4,915,000	4,951,863
Chesapeake Midstream Partners LP/CHKM Finance Corp., 6.125% Sr. Unsec. Unsub. Nts., 7/15/22	5,630,000	5,812,975
Cimarex Energy Co., 5.875% Sr. Unsec. Unsub. Nts., 5/1/22	5,820,000	5,907,300
Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp., 8.50% Sr. Unsec. Unsub. Nts., 12/15/19	1,790,000	1,942,150
CNOOC Curtis Funding No 1 Pty Ltd., 4.50% Sr. Unsec. Unsub. Nts., 10/3/23[1,5]	4,175,000	4,213,076
Denbury Resources, Inc., 4.625% Sr. Unsec. Sub. Nts., 7/15/23	3,565,000	3,279,800
Ecopetrol SA, 7.625% Sr. Unsec. Unsub. Nts., 7/23/19	1,030,000	1,223,125
Empresa Nacional del Petroleo, 4.75% Sr. Unsec. Unsub. Nts., 12/6/21[3]	3,960,000	3,915,909

OPPENHEIMER GLOBAL STRATEGIC INCOME FUND	41

CONSOLIDATED STATEMENT OF INVESTMENTS    Continued

	Principal Amount		Value
Oil, Gas & Consumable Fuels Continued
EP Energy LLC/Everest Acquisition Finance, Inc., 7.75% Sr. Unsec. Nts., 9/1/22	$8,410,000		$9,166,900
Gaz Capital SA:
8.146% Sr. Sec. Nts., 4/11/18[3]	9,990,000		11,626,362
8.625% Sr. Sec. Nts., 4/28/34[3]	7,690,000		9,228,000
9.25% Sr. Unsec. Unsub. Nts., 4/23/19[3]	15,170,000		18,737,984
Gazprom OAO Via Gaz Capital SA, 4.95% Sr. Unsec. Nts., 7/19/22[3]	16,155,000		15,650,156
Gazprom Via Gaz Capital SA, 5.999% Sr. Unsec. Nts., 1/23/21[3]	1,905,000		2,002,631
Genesis Energy LP/Genesis Energy Finance Corp., 5.75% Sr. Unsec. Unsub. Nts., 2/15/21	3,350,000		3,299,750
Halcon Resources Corp., 8.875% Sr. Unsec. Unsub. Nts., 5/15/21	9,505,000		9,790,150
Hiland Partners LP/Hiland Partners Finance Corp., 7.25% Sr. Nts., 10/1/20[3]	2,415,000		2,529,713
Inergy Midstream LP/Finance Corp., 6% Sr. Unsec. Nts., 12/15/20[3]	1,700,000		1,695,750
KMG Finance Sub BV, 9.125% Sr. Unsec. Unsub. Nts., 7/2/18[3]	2,955,000		3,630,956
Kodiak Oil & Gas Corp., 5.50% Sr. Unsec. Nts., 1/15/21[3]	4,570,000		4,512,875
LBC Tank Terminals Holding Netherlands BV, 6.875% Sr. Unsec. Nts., 5/15/23[1]	2,230,000		2,252,300
Linn Energy LLC/Linn Energy Finance Corp., 8.625% Sr. Unsec. Nts., 4/15/20	12,230,000		12,703,913
Lukoil International Finance BV:
4.563% Sr. Unsec. Nts., 4/24/23[3]	1,975,000		1,842,181
7.25% Sr. Unsec. Unsub. Nts., 11/5/19[3]	4,360,000		4,976,068
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., 4.50% Sr. Unsec. Unsub. Nts., 7/15/23	8,045,000		7,622,638
MEG Energy Corp.:
6.50% Sr. Unsec. Nts., 3/15/21[3]	17,095,000		17,308,688
7% Sr. Unsec. Nts., 3/31/24[3,5]	1,875,000		1,889,063
Memorial Production Partners LP/Memorial Production Finance Corp., 7.625% Sr. Unsec. Nts., 5/1/21	2,550,000		2,479,875
Midstates Petroleum Co., Inc./Midstates Petroleum Co. LLC, 9.25% Sr. Unsec. Nts., 6/1/21[3]	4,375,000		4,342,188
Murray Energy Corp., 8.625% Sr. Sec. Nts., 6/15/21[3]	2,225,000		2,241,688
Navios Maritime Acquisition Corp., 8.625% Sr. Sec. Nts., 11/1/17	3,375,000		3,518,438
Novatek OAO via Novatek Finance Ltd.:
4.422% Sr. Unsec. Nts., 12/13/22[3]	10,985,000		10,106,200
7.75% Unsec. Nts., 2/21/17[3]	67,050,000	RUR	2,063,617
Oasis Petroleum, Inc., 6.875% Sr. Unsec. Nts., 1/15/23	3,960,000		4,217,400
Odebrecht Drilling Norbe VIII/IX Ltd., 6.35% Sr. Sec. Nts., 6/30/21[3]	789,025		806,778
Pacific Rubiales Energy Corp., 5.125% Sr. Unsec. Nts., 3/28/23[3]	4,245,000		3,825,806
Pemex Project Funding Master Trust:
5.75% Sr. Unsec. Unsub. Nts., 3/1/18	2,740,000		3,048,250
6.625% Unsec. Unsub. Bonds, 6/15/35	4,195,000		4,450,937
Pertamina Persero PT, 4.875% Sr. Unsec. Unsub. Nts., 5/3/22[3]	3,495,000		3,171,713

42	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value
Oil, Gas & Consumable Fuels Continued
Petroleos de Venezuela SA:
5.125% Sr. Unsec. Nts., 10/28/16	$3,315,000	$2,676,863
8.50% Sr. Nts., 11/2/17[3]	13,735,000	12,478,248
12.75% Sr. Unsec. Nts., 2/17/22[3]	7,700,000	7,546,000
Petroleos Mexicanos:
1.95% Sr. Unsec. Nts., 12/20/22	622,250	619,768
2% Sr. Unsec. Nts., 12/20/22	3,092,250	3,086,832
3.50% Sr. Unsec. Unsub. Nts., 1/30/23	9,575,000	8,727,344
4.875% Sr. Unsec. Unsub. Nts., 1/18/24	12,880,000	12,912,200
5.50% Sr. Unsec. Unsub. Nts., 6/27/44	645,000	588,701
6% Sr. Unsec. Unsub. Nts., 3/5/20	11,880,000	13,246,200
6.50% Sr. Unsec. Unsub. Nts., 6/2/41	4,835,000	5,034,429
8% Unsec. Unsub. Nts., 5/3/19	6,970,000	8,451,125
Petroleum Co. of Trinidad & Tobago Ltd.: 6% Sr. Unsec. Unsub. Nts., 5/8/22[3]	630,000	675,675
9.75% Sr. Unsec. Nts., 8/14/19[3]	1,690,000	2,180,100
Petronas Capital Ltd., 7.875% Nts., 5/22/22[3]	3,380,000	4,307,786
Range Resources Corp., 5% Sr. Unsec. Sub. Nts., 8/15/22	3,430,000	3,335,675
Reliance Industries Ltd., 5.875% Sr. Unsec. Perpetual Bonds[3,15]	2,270,000	1,861,400
Rentech Nitrogen Partners LP/Rentech Nitrogen Finance Corp., 6.50% Sec. Nts., 4/15/21[3]	3,720,000	3,664,200
Rosetta Resources, Inc., 5.625% Sr. Unsec. Unsub. Nts., 5/1/21	2,550,000	2,435,250
Sabine Pass Liquefaction LLC:
5.625% Sr. Sec. Nts., 2/1/21[3]	4,220,000	4,151,425
5.625% Sr. Sec. Nts., 4/15/23[3]	3,510,000	3,382,763
Samson Investment Co., 10.25% Sr. Unsec. Nts., 2/15/20[3]	4,655,000	4,957,575
Sanchez Energy Corp., 7.75% Sr. Unsec. Nts., 6/15/21[3]	2,550,000	2,499,000
SandRidge Energy, Inc.:
7.50% Sr. Unsec. Unsub. Nts., 2/15/23	2,185,000	2,174,075
7.50% Sr. Unsec. Unsub. Nts., 3/15/21	2,220,000	2,253,300
Schahin II Finance Co. SPV Ltd., 5.875% Sr. Sec. Unsub. Nts., 9/25/22[3]	8,411,240	8,053,762
Sibur Securities Ltd., 3.914% Sr. Unsec. Nts., 1/31/18[3]	4,815,000	4,598,325
SM Energy Co., 6.50% Sr. Unsec. Unsub. Nts., 1/1/23	4,005,000	4,105,125
Tengizchevroil LLP, 6.124% Nts., 11/15/14[3]	1,566,275	1,605,432
Tesoro Logistics LP/Tesoro Logistics Finance Corp., 5.875% Sr. Unsec. Nts., 10/1/20	1,675,000	1,679,188
Western Refining, Inc., 6.25% Sr. Unsec. Unsub. Nts., 4/1/21	4,300,000	4,235,500
		399,269,282
Financials—7.5%
Capital Markets—1.0%
American Capital Ltd., 6.50% Sr. Unsec. Nts., 9/15/18[3]	4,300,000	4,364,500
Cantor Commercial Real Estate Co. LP/CCRE Finance, 7.75% Sr. Unsec. Nts., 2/15/18[3,5]	6,455,000	6,600,238
Deutsche Bank AG, 4.296% Unsec. Sub. Nts., 5/24/28	2,350,000	2,127,392
Deutsche Bank Capital Trust, 4.901% Unsec. Sub. Perpetual Bonds[2,3,15]	2,160,000	1,917,000

OPPENHEIMER GLOBAL STRATEGIC INCOME FUND	43

CONSOLIDATED STATEMENT OF INVESTMENTS    Continued

	Principal Amount		Value
Capital Markets Continued
Nationstar Mortgage LLC/Nationstar Capital Corp.:
6.50% Sr. Unsec. Nts., 8/1/18	$1,450,000		$1,464,500
6.50% Sr. Unsec. Unsub. Nts., 7/1/21	1,745,000		1,679,563
7.875% Sr. Unsec. Nts., 10/1/20	5,395,000		5,651,263
10.875% Sr. Unsec. Nts., 4/1/15	4,655,000		4,872,389
Nuveen Investments, Inc., 9.50% Sr. Unsec. Nts., 10/15/20[3]	5,500,000		5,403,750
Pinafore LLC/Pinafore, Inc., 9% Sec. Nts., 10/1/18	4,678,000		5,122,410
Prospect Medical Holdings, Inc., 8.375% Sr. Sec. Nts., 5/1/19[3]	3,900,000		4,114,500
Red de Carreteras de Occidente SAPIB de CV, 9% Sr. Sec. Nts., 6/10/28[3]	83,100,000	MXN	5,662,748
Springleaf Finance Corp., 6.90% Nts., Series J, 12/15/17	8,775,000		9,213,750
UBS AG (Jersey Branch):
4.28% Jr. Sub. Perpetual Nts.[15]	660,000	EUR	902,864
7.152% Jr. Sub. Perpetual Bonds[15]	455,000	EUR	680,949
7.25% Unsec. Sub. Nts., 2/22/22	7,610,000		8,192,355
US Coatings Acquisition, Inc./Flash Dutch 2 BV, 7.375% Sr. Unsec. Nts., 5/1/21[3]	3,730,000		3,916,500
Verso Paper Holdings LLC/Verso Paper, Inc., 11.75% Sr. Sec. Nts., 1/15/19	3,795,000		3,937,313
Vnesheconombank Via VEB Finance plc, 5.45% Sr. Unsec. Unsub. Nts., 11/22/17[3]	5,030,000		5,362,483
			81,186,467
Commercial Banks—3.9%
Akbank TAS, 7.50% Sr. Unsec. Nts., 2/5/18[3]	14,270,000	TRY	6,458,075
Alfa Bank/Alfa Bond Issuance plc, 7.875% Nts., 9/25/17[3]	5,630,000		6,225,204
Banco ABC Brasil SA, 8.50% Sr. Unsec. Nts., 3/28/16[1]	3,575,000	BRR	1,447,711
Banco Bilbao Vizcaya Argentaria SA, 9% Jr. Sub. Perpetual Bonds[15]	165,000		163,543
Banco BMG SA:
8.875% Unsec. Sub. Nts., 8/5/20[3]	1,850,000		1,748,250
9.15% Nts., 1/15/16[3]	3,552,000		3,694,080
9.95% Unsec. Unsub. Nts., 11/5/19[3]	4,565,000		4,519,350
Banco de Costa Rica, 5.25% Sr. Unsec. Nts., 8/12/18[3]	3,635,000		3,691,343
Banco del Estado de Chile:
3.875% Sr. Unsec. Nts., 2/8/22[3]	2,285,000		2,222,306
4.125% Sr. Unsec. Nts., 10/7/20[3]	3,835,000		3,903,877
Banco do Brasil SA (Cayman), 9.25% Jr. Sub. Perpetual Bonds[3,15]	15,435,000		16,438,275
Banco do Estado do Rio Grande do Sul SA, 7.375% Sub Nts., 2/2/22[3]	14,190,000		14,101,313
Banco Santander Brasil SA (Cayman Islands), 8% Sr. Unsec. Unsub. Nts., 3/18/16[3]	6,110,000	BRR	2,563,868
Banco Santander Mexico SA, 4.125% Sr. Unsec. Nts., 11/9/22[3]	5,805,000		5,340,600
Bancolombia SA, 5.125% Unsec. Sub. Nts., 9/11/22	8,770,000		8,046,475
Bank of Scotland plc:
4.875% Sr. Sec. Nts., 12/20/24	805,000	GBP	1,475,051
4.875% Sr. Sec. Unsub. Nts., 11/8/16	495,000	GBP	885,641

44	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount		Value
Commercial Banks Continued
Barclays Bank plc:
4.75% Jr. Sub. Perpetual Bonds[15]	1,320,000	EUR	$1,421,413
6% Jr. Sub. Perpetual Bonds[15]	5,175,000	GBP	7,561,013
14% Jr. Sub. Perpetual Bonds[15]	2,575,000	GBP	5,606,388
BBVA Banco Continental SA, 5% Sr. Unsec. Nts., 8/26/22[3]	3,690,000		3,551,625
BNP Paribas SA:
5.945% Jr. Sub. Perpetual Bonds[15]	4,990,000	GBP	7,978,184
7.195% Jr. Sub. Perpetual Bonds[3,15]	1,405,000		1,417,294
BPCE SA, 9% Jr. Sub. Perpetual Bonds[15]	7,150,000	EUR	10,290,978
Caixa Economica Federal, 4.50% Sr. Unsec. Nts., 10/3/18[3,5]	5,635,000		5,591,047
CIT Group, Inc.:
4.25% Sr. Unsec. Nts., 8/15/17	1,455,000		1,487,738
5% Sr. Unsec. Nts., 8/15/22	6,035,000		5,924,994
Commerzbank AG, 8.125% Unsec. Nts., 9/19/23[3]	2,635,000		2,694,288
Corp Financiera de Desarrollo SA, 4.75% Sr. Unsec. Nts., 2/8/22[3]	3,875,000		3,768,438
Corp Group Banking SA, 6.75% Sr. Unsec. Nts., 3/15/23[3]	5,645,000		4,826,475
Credit Agricole SA, 8.375% Jr. Sub. Perpetual Bonds[3,15]	9,785,000		10,751,269
Danske Bank A/S, 5.684% Jr. Sub. Perpetual Bonds[15]	4,865,000	GBP	7,875,992
EUROFIMA, 6.25% Bonds, 12/28/18	3,325,000	AUD	3,364,887
European Investment Bank:
6% Sr. Unsec. Nts., 8/6/20	3,760,000	AUD	3,771,312
6.50% Sr. Unsec. Nts., 8/7/19	1,885,000	AUD	1,942,902
Export-Import Bank of India, 4% Sr. Unsec. Nts., 1/14/23	1,515,000		1,298,204
Grupo Aval Ltd., 4.75% Sr. Unsec. Nts., 9/26/22[3]	5,000,000		4,500,000
ICICI Bank Ltd., 6.375% Bonds, 4/30/22[2,3]	3,090,000		2,889,150
LBG Capital No. 1 plc, 11.04% Unsec. Sub. Nts., 3/19/20	7,877,000	GBP	14,851,161
LBG Capital No. 1 plc, 7.869% Sec. Sub. Nts., 8/25/20	940,000	GBP	1,616,100
Lloyds TSB Bank plc, 6% Sr. Sec. Nts., 2/8/29	1,455,000	GBP	2,950,524
Rabobank Capital Funding Trust IV, 5.556% Perpetual Bonds[3,15]	1,250,000	GBP	2,030,110
RBS Capital Trust III, 5.512% Jr. Sub. Perpetual Bonds[15]	8,228,000		7,631,470
Royal Bank of Scotland NV:
3.37% Sub. Nts., 5/17/18	940,000	AUD	768,588
3.37% Sub. Nts., Series FRN, 5/17/18	1,125,000	AUD	919,853
Royal Bank of Scotland plc (The):
2.375% Sr. Unsec. Sub. Nts., 11/2/15	285,000	CHF	315,270
13.125% Unsec. Sub. Nts., 3/19/22	1,225,000	AUD	1,365,672
Sberbank of Russia Via SB Capital SA:
5.125% Sub. Nts., 10/29/22[3]	4,475,000		4,196,208
5.40% Sr. Unsec. Nts., 3/24/17	2,590,000		2,764,825
6.125% Sr. Nts., 2/7/22[3]	6,875,000		7,218,750
Scottish Widows plc, 5.125% Jr. Sub. Perpetual Bonds[15]	1,555,000	GBP	2,435,588
Societe Generale SA, 5.922% Jr. Sub. Perpetual Bonds[3,15]	7,525,000		7,714,299
Stadshypotek AB, 6% Sec. Unsub. Bonds, 6/21/17	17,935,000	SEK	3,164,496
Standard Chartered plc, 5.20% Unsec. Sub. Nts., 1/26/24[3]	850,000		856,072

OPPENHEIMER GLOBAL STRATEGIC INCOME FUND	45

CONSOLIDATED STATEMENT OF INVESTMENTS    Continued

	Principal Amount		Value
Commercial Banks Continued
Turkiye Halk Bankasi AS, 4.875% Sr. Unsec. Nts., 7/19/17[3]	$4,885,000		$4,909,425
Turkiye Is Bankasi AS:
3.875% Sr. Unsec. Nts., 11/7/17[3]	1,930,000		1,860,038
5.097% Unsec. Nts., 11/6/13[13]	46,400,000	TRY	22,788,727
6% Sub. Nts., 10/24/22[3]	5,500,000		5,046,250
7.293% Unsec. Nts., 10/9/13[13]	13,515,000	TRY	6,678,519
Turkiye Sise ve Cam Fabrikalari AS, 4.25% Sr. Unsec. Nts., 5/9/20[3]	1,955,000		1,698,895
Turkiye Vakiflar Bankasi Tao, 3.75% Sr. Unsec. Nts., 4/15/18[3]	6,640,000		6,208,400
VTB Bank OJSC Via VTB Capital SA, 6% Sr. Unsec. Nts., 4/12/17[3]	2,940,000		3,101,700
VTB Capital SA:
6.465% Sr. Sec. Unsub. Nts., 3/4/15[3]	2,070,000		2,189,191
6.875% Sr. Sec. Nts., 5/29/18[3]	5,190,000		5,592,225
Yapi ve Kredi Bankasi AS: 5.50% Unsec. Sub. Nts., 12/6/22[3]	7,055,000		6,067,300
6.75% Sr. Unsec. Nts., 2/8/17[3]	4,085,000		4,290,271

			312,668,480
Consumer Finance—0.6%
Ahern Rentals, Inc., 9.50% Sr. Sec. Nts., 6/15/18[3]	5,035,000		5,324,513
Ally Financial, Inc., 7.50% Sr. Unsec. Unsub. Nts., 9/15/20	4,995,000		5,631,863
Cash America International, Inc., 5.75% Sr. Unsec. Nts., 5/15/18[3]	10,225,000		9,969,375
Community Choice Financial, Inc., 10.75% Sr. Sec. Nts., 5/1/19	1,855,000		1,641,675
JSC Astana Finance, 9.16% Nts., 3/14/12[7]	27,100,000		1,541,313
Milestone Aviation Group LLC, 8.625% Sr. Unsec. Nts., 12/15/17[3]	4,725,000		4,996,688
SLM Corp., 7.25% Sr. Unsec. Unsub. Nts., 1/25/22	3,870,000		3,957,075
Speedy Cash, Inc., 10.75% Sr. Sec. Nts., 5/15/18[3]	7,105,000		7,513,538
TMX Finance LLC/TitleMax Finance Corp., 8.50% Sr. Sec. Nts., 9/15/18[3]	6,550,000		6,877,500

			47,453,540
Diversified Financial Services—1.0%
AG Spring Finance Ltd., 7.50% Sr. Sec. Nts., 6/1/18[3]	955,000	EUR	1,317,812
Autopistas del Nordeste Cayman Ltd., 9.39% Nts., 4/15/24[3]	9,145,823		8,897,057
AyT Cedulas Cajas X Fondo de Titulizacion, 3.75% Sec. Nts., 6/30/25	470,000	EUR	515,581
Banco BTG Pactual SA (Cayman): 4% Sr. Unsec. Nts., 1/16/20[3]	7,800,000		7,000,500
5.75% Unsec. Sub. Nts., 9/28/22[3]	3,955,000		3,579,275
Banco Invex SA, 31.938% Mtg.-Backed Certificates, Series 062U, 3/13/34[7,14]	17,961,653	MXN	908,187
Brazil Loan Trust 1, 5.477% Sr. Sec. Nts., 7/24/23[3]	4,560,000		4,651,200
Cedulas TDA 6 Fondo de Titulizacion de Activos, 3.875% Sec. Nts., 5/23/25	470,000	EUR	519,211
CNG Holdings, Inc., 9.375% Sr. Sec. Nts., 5/15/20[3]	1,360,000		1,264,800
European Investment Bank, 5% Sr. Unsec. Nts., 8/22/22	2,345,000	AUD	2,191,075
Export Credit Bank of Turkey, 5.875% Sr. Unsec. Nts., 4/24/19[3]	10,595,000		10,899,606
ING Verzekeringen NV, 6.375% Unsec. Sub. Nts., 5/7/27	5,565,000	EUR	7,822,643

46	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount		Value
Diversified Financial Services Continued
Jefferies Finance LLC/JFIN Co-Issuer Corp., 7.375% Sr. Unsec. Nts., 4/1/20[3]	$5,865,000		$5,835,675
Jefferies LoanCore LLC/JLC Finance Corp., 6.875% Sr. Unsec. Nts., 6/1/20[3]	5,940,000		5,850,900
JPMorgan Hipotecaria su Casita: 8.448% Sec. Nts., 8/26/35[1,14]	20,232,960	MXN	138,288
30.266% Mtg.-Backed Certificates, Series 06U, 9/25/35[14]	5,694,285	MXN	694,496
Magyar Export-Import Bank RT, 5.50% Sr. Unsec. Nts., 2/12/18[3]	4,065,000		4,110,731
National Savings Bank, 8.875% Sr. Unsec. Nts., 9/18/18[3]	3,005,000		3,089,516
Spencer Spirit Holdings, Inc., 9% Sr. Unsec. Nts., 5/1/18[3,6]	5,950,000		5,831,000
Vnesheconombank via VEB Finance plc, 5.375% Sr. Unsec. Nts., 2/13/17[3]	4,420,000		4,689,620
			79,807,173
Insurance—0.3%
Assicurazioni Generali SpA, 7.75% Unsec. Sub. Nts., 12/12/42	190,000	EUR	278,569
Aviva plc, 6.125% Jr. Sub. Perpetual Bonds[15]	4,805,000	GBP	7,743,852
AXA SA, 6.379% Sub. Perpetual Bonds[3,15]	1,875,000		1,811,719
Hockey Merger Sub 2, Inc., 7.875% Sr. Unsec. Nts., 10/1/21[3,5]	2,155,000		2,168,469
Patriot Merger Corp., 9% Sr. Unsec. Nts., 7/15/21[3]	2,960,000		3,063,600
Swiss Re Capital I LP, 6.854% Jr. Sub. Perpetual Bonds[3,15]	7,198,000		7,559,296
Swiss Reinsurance Co. via ELM BV: 3.96% Jr. Sub. Perpetual Bonds[2,15]	470,000	AUD	400,827
7.635% Jr. Sub. Perpetual Bonds[15]	190,000	AUD	182,244
			23,208,576
Real Estate Investment Trusts (REITs)—0.3%
DuPont Fabros Technology LP, 5.875% Sr. Unsec. Nts., 9/15/21[3]	5,020,000		5,045,100
FelCor Escrow Holdings LLC, 6.75% Sr. Sec. Nts., 6/1/19	4,035,000		4,277,100
Felcor Lodging LP, 5.625% Sr. Sec. Nts., 3/1/23	4,275,000		4,002,469
Geo Group, Inc. (The), 5.125% Sr. Unsec. Nts., 4/1/23[3]	5,725,000		5,267,000
iStar Financial, Inc., 4.875% Sr. Unsec. Unsub. Nts., 7/1/18	3,715,000		3,622,125
OMEGA Healthcare Investors, Inc., 6.75% Sr. Unsec. Nts., 10/15/22	3,860,000		4,168,800
			26,382,594
Real Estate Management & Development—0.4%
BR Malls International Finance Ltd., 8.50% Perpetual Bonds[3,15]	3,240,000		3,221,775
Country Garden Holdings Co. Ltd., 7.50% Sr. Unsec. Unsub. Nts., 12/31/23[3]	7,385,000		7,144,988
Realogy Corp.: 7.625% Sr. Sec. Nts., 1/15/20[3]	9,400,000		10,528,000
9% Sr. Sec. Nts., 1/15/20[3]	2,890,000		3,352,400
Techem GmbH, 6.125% Sr. Sec. Nts., 10/1/19[3]	2,445,000	EUR	3,572,337
			27,819,500

OPPENHEIMER GLOBAL STRATEGIC INCOME FUND	47

CONSOLIDATED STATEMENT OF INVESTMENTS    Continued

	Principal Amount		Value
Health Care—1.4%
Biotechnology—0.1%
Grifols SA, 8.25% Sr. Sec. Nts., 2/1/18	$3,760,000		$4,056,100
Universal Hospital Services, Inc., 7.625% Sr. Sec. Nts, 8/15/20	5,530,000		5,737,375
			9,793,475
Health Care Equipment & Supplies—0.4%
Accellent, Inc., 10% Sr. Unsec. Sub. Nts., 11/1/17	2,675,000		2,474,375
Alere, Inc.: 7.25% Sr. Unsec. Unsub. Nts., 7/1/18	4,585,000		4,974,725
8.625% Sr. Unsec. Sub. Nts., 10/1/18	604,907		654,812
Biomet, Inc.: 6.50% Sr. Unsec. Sub. Nts., 10/1/20	2,235,000		2,276,906
6.50% Sr. Unsec. Unsub. Nts., 8/1/20	7,640,000		7,926,500
ConvaTec Healthcare ESA, 10.875% Sr. Unsec. Nts., 12/15/18[3]	1,765,000	EUR	2,704,162
Hologic, Inc., 6.25% Sr. Unsec. Unsub. Nts., 8/1/20	665,000		695,756
Kinetic Concepts, Inc./KCI USA, Inc., 10.50% Sec. Nts., 11/1/18	6,685,000		7,411,994
			29,119,230
Health Care Providers & Services—0.7%
Acadia Healthcare Co., Inc., 6.125% Sr. Unsec. Nts., 3/15/21[3]	1,560,000		1,583,400
CHS/Community Health Systems, Inc., 7.125% Sr. Unsec. Unsub. Nts., 7/15/20	3,340,000		3,377,575
DaVita HealthCare Partners, Inc., 5.75% Sr. Unsec. Unsub. Nts., 8/15/22	3,205,000		3,184,969
Fresenius Medical Care US Finance II, Inc.: 5.625% Sr. Unsec. Nts., 7/31/19[3]	2,980,000		3,121,550
5.875% Sr. Unsec. Nts., 1/31/22[3]	1,490,000		1,534,700
Gentiva Health Services, Inc., 11.50% Sr. Unsec. Unsub. Nts., 9/1/18	4,645,000		4,842,413
HCA, Inc., 7.50% Sr. Unsec. Unsub. Nts., 2/15/22	5,965,000		6,561,500
Health Management Associates, Inc., 7.375% Sr. Unsec. Nts., 1/15/20	3,045,000		3,351,403
HealthSouth Corp.: 7.75% Sr. Unsec. Nts., 9/15/22	2,975,000		3,205,563
8.125% Sr. Unsec. Unsub. Nts., 2/15/20	2,081,000		2,276,094
Kindred Healthcare, Inc., 8.25% Sr. Unsec. Nts., 6/1/19	6,420,000		6,869,400
Multiplan, Inc., 9.875% Sr. Nts., 9/1/18[3]	4,240,000		4,706,400
Select Medical Corp., 6.375% Sr. Unsec. Nts., 6/1/21[3]	3,715,000		3,538,538
Tenet Healthcare Corp., 6% Sr. Sec. Nts., 10/1/20[3]	3,360,000		3,441,900
Vanguard Health Holding Co. II LLC/Vanguard Holding Co. II, Inc., 8% Sr. Nts., 2/1/18	7,295,000		7,732,700
			59,328,105
Life Sciences Tools & Services—0.1%
Jaguar Holding Co./Jaguar Merger Sub, Inc., 9.50% Sr. Unsec. Nts., 12/1/19[3]	3,730,000		4,210,238
Pharmaceuticals—0.1%
Valeant Pharmaceuticals International, Inc., 6.875% Sr. Unsec. Nts., 12/1/18[3]	2,915,000		3,097,188

48	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value
Pharmaceuticals Continued
Warner Chilcott Co. LLC/Warner Chilcott Finance LLC, 7.75% Sr. Unsec. Nts., 9/15/18	$3,740,000	$4,085,950

		7,183,138
Industrials—4.2%
Aerospace & Defense—1.0%
BE Aerospace, Inc., 6.875% Sr. Nts., 10/1/20	4,026,000	4,418,535
DynCorp International, Inc., 10.375% Sr. Unsec. Nts., 7/1/17	14,610,000	15,121,350
Embraer SA, 5.15% Sr. Unsec. Unsub. Nts., 6/15/22	2,675,000	2,601,438
Erickson Air-Crane, Inc., 8.25% Sr. Sec. Nts., 5/1/20[3]	10,234,000	10,067,698
FGI Operating Co. LLC/FGI Finance, Inc., 7.875% Sr. Sec. Nts., 5/1/20[3]	9,370,000	9,791,650
GenCorp, Inc., 7.125% Sec. Nts., 3/15/21[3]	11,560,000	12,166,900
Huntington Ingalls Industries, Inc., 7.125% Sr. Unsec. Unsub. Nts., 3/15/21	6,075,000	6,576,188
Kratos Defense & Security Solutions, Inc., 10% Sr. Sec. Nts., 6/1/17	3,883,000	4,242,178
Schaeffler Finance BV, 8.50% Sr. Sec. Nts., 2/15/19[3]	6,920,000	7,750,400
TransDigm, Inc., 7.75% Sr. Unsec. Sub. Nts., 12/15/18	3,710,000	3,969,700
Triumph Group, Inc., 8.625% Sr. Unsec. Nts., 7/15/18	3,670,000	4,000,300
		80,706,337
Air Freight & Logistics—0.2%
Air Medical Group Holdings, Inc., 9.25% Sr. Sec. Nts., 11/1/18	3,042,000	3,285,360
SPL Logistics Escrow LLC/SPL Logistics Finance Corp., 8.875% Sr. Sec. Nts., 8/1/20[1]	9,365,000	9,856,663
		13,142,023
Airlines—0.2%
Air Canada, 6.75% Sr. Sec. Nts., 10/1/19[3]	3,580,000	3,566,575
Emirates Airline, 4.50% Sr. Unsec. Nts., 2/28/25[3]	9,510,000	8,559,000
US Airways 2011-1 Class A Pass-Through Trust, 7.125% Sec. Certificates, 10/22/23	4,485,215	4,922,524
		17,048,099
Building Products—0.2%
Nortek, Inc., 8.50% Sr. Unsec. Nts., 4/15/21	5,880,000	6,423,900
Ply Gem Industries, Inc.:
8.25% Sr. Sec. Nts., 2/15/18	3,851,000	4,139,825
9.375% Sr. Unsec. Nts., 4/15/17	6,273,000	6,649,380

		17,213,105
Commercial Services & Supplies—0.5%
Affinion Group, Inc., 7.875% Sr. Unsec. Nts., 12/15/18	9,880,000	7,879,300
Cenveo Corp., 8.875% Sec. Nts., 2/1/18	2,475,000	2,475,000
First Data Corp., 6.75% Sr. Sec. Nts., 11/1/20[3]	7,710,000	8,018,400

OPPENHEIMER GLOBAL STRATEGIC INCOME FUND	49

CONSOLIDATED STATEMENT OF INVESTMENTS    Continued

	Principal Amount		Value
Commercial Services & Supplies Continued
R.R. Donnelley & Sons Co., 7.875% Sr. Unsec. Unsub. Nts., 3/15/21	$4,075,000		$4,390,813
STHI Holding Corp., 8% Sec. Nts., 3/15/18[3]	3,755,000		4,064,788
Tervita Corp., 8% Sr. Sec. Nts., 11/15/18[3]	4,205,000		4,241,794
West Corp., 8.625% Sr. Unsec. Nts., 10/1/18	7,580,000		8,281,150

			39,351,245
Construction & Engineering—0.3%
Andrade Gutierrez International SA, 4% Sr. Unsec. Nts., 4/30/18[3]	3,715,000		3,501,388
IIRSA Norte Finance Ltd., 8.75% Sr. Nts., 5/30/24[1]	13,419,163		15,700,421
OAS Investments GmbH, 8.25% Sr. Nts., 10/19/19[3]	2,680,000		2,713,500
Odebrecht Finance Ltd., 8.25% Sr. Unsec. Nts., 4/25/18[3]	3,985,000	BRR	1,497,949

			23,413,258
Electrical Equipment—0.1%
General Cable Corp., 5.75% Sr. Unsec. Unsub. Nts., 10/1/22[3]	4,230,000		4,071,375
Orion Engineered Carbons Bondco GmbH, 10% Sr. Sec. Nts., 6/15/18[1]	2,493,000	EUR	3,760,849

			7,832,224
Industrial Conglomerates—0.1%
GE Capital Australia Funding Pty Ltd., 7% Bonds, 10/8/15	2,230,000	AUD	2,220,050
Hutchison Whampoa Europe Finance 13 Ltd., 3.75% Jr. Sub. Perpetual Bonds[15]	380,000	EUR	489,022
KOC Holding AS, 3.50% Sr. Unsec. Nts., 4/24/20[3]	6,135,000		5,269,965

			7,979,037
Machinery—0.7%
Actuant Corp., 5.625% Sr. Unsec. Unsub. Nts., 6/15/22	4,110,000		4,130,550
ArvinMeritor, Inc., 10.625% Sr. Unsec. Nts., 3/15/18	3,992,000		4,331,320
Cleaver-Brooks, Inc., 8.75% Sr. Sec. Nts., 12/15/19[3]	5,510,000		5,971,463
CNH Capital LLC, 6.25% Sr. Unsec. Nts., 11/1/16	2,540,000		2,806,700
Manitowoc Co., Inc. (The), 8.50% Sr. Unsec. Nts., 11/1/20	10,315,000		11,527,013
Navistar International Corp., 8.25% Sr. Unsec. Nts., 11/1/21	3,425,000		3,484,938
Terex Corp., 6% Sr. Unsec. Nts., 5/15/21	9,515,000		9,669,619
Thermadyne Holdings Corp., 9% Sr. Sec. Nts., 12/15/17	7,000,000		7,577,500
Xerium Technologies, Inc., 8.875% Sr. Unsec. Nts., 6/15/18	5,745,000		5,917,350

			55,416,453
Marine—0.0%
Navios Maritime Holdings, Inc./Navios Maritime Finance U.S., Inc., 8.875% Sr. Sec. Nts., 11/1/17	2,750,000		2,887,500
Professional Services—0.1%
FTI Consulting, Inc., 6% Sr. Unsec. Unsub. Nts., 11/15/22	9,245,000		9,221,888

50	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount		Value
Road & Rail—0.4%
Avis Budget Car Rental LLC/Avis Budget Finance, 5.50% Sr. Unsec. Unsub. Nts., 4/1/23	$5,950,000		$5,533,500
Kazakhstan Temir Zholy Finance BV, 6.375% Sr. Unsec. Nts., 10/6/20[3]	2,785,000		3,063,500
Kenan Advantage Group, Inc. (The), 8.375% Sr. Unsec. Nts., 12/15/18[1]	5,360,000		5,648,100
Rede Ferroviaria Nacional REFER EPE, 4% Sr. Unsec. Unsub. Nts., 3/16/15	1,915,000	EUR	2,487,080
Transnet SOC Ltd., 4% Sr. Unsec. Nts., 7/26/22[3]	1,790,000		1,588,625
Ukraine Railways via Shortline plc, 9.50% Unsec. Nts., 5/21/18[3]	1,035,000		833,175
Western Express, Inc., 12.50% Sr. Sec. Nts., 4/15/15[3]	18,908,000		10,966,640

			30,120,620
Trading Companies & Distributors—0.4%
Air Lease Corp., 4.75% Sr. Unsec. Unsub. Nts., 3/1/20	3,025,000		2,987,188
HD Supply, Inc., 7.50% Sr. Unsec. Nts., 7/15/20[3]	11,630,000		12,080,663
International Lease Finance Corp.:
3.875% Sr. Unsec. Unsub. Nts., 4/15/18	4,470,000		4,327,519
8.75% Sr. Unsec. Unsub. Nts., 3/15/17	6,613,000		7,621,483
United Rentals North America, Inc., 7.375% Sr. Unsec. Nts., 5/15/20	3,870,000		4,189,275

			31,206,128
Information Technology—1.2%
Communications Equipment—0.1%
Avaya, Inc., 7% Sr. Sec. Nts., 4/1/19[3]	4,435,000		4,168,900
ViaSat, Inc., 6.875% Sr. Unsec. Unsub. Nts., 6/15/20	4,298,000		4,480,665

			8,649,565
Computers & Peripherals—0.0%
Denali Borrower LLC/Denali Finance Corp., 5.625% Sr. Sec. Nts., 10/15/20[3,5]	4,005,000		3,909,881
Electronic Equipment, Instruments & Components—0.1%
Anixter, Inc., 5.625% Sr. Unsec. Nts., 5/1/19	3,575,000		3,700,125
Belden, Inc., 5.50% Sr. Unsec. Sub. Nts., 9/1/22[3]	4,240,000		4,112,800

			7,812,925
Internet Software & Services—0.3%
Cerved Group SpA, 6.375% Sr. Sec. Nts., 1/15/20[3]	2,570,000	EUR	3,563,746
EarthLink, Inc., 7.375% Sr. Sec. Nts., 6/1/20[3]	11,145,000		10,922,100
Equinix, Inc., 4.875% Sr. Unsec. Nts., 4/1/20	4,135,000		4,031,625
IAC/InterActiveCorp, 4.75% Sr. Unsec. Unsub. Nts., 12/15/22	4,470,000		4,134,750

			22,652,221
IT Services—0.4%
Ceridian Corp., 11.25% Sr. Unsec. Nts., 11/15/15	1,575,000		1,598,625
First Data Corp.:
8.25% Sec. Nts., 1/15/21[3]	4,755,000		4,933,313

OPPENHEIMER GLOBAL STRATEGIC INCOME FUND	51

CONSOLIDATED STATEMENT OF INVESTMENTS    Continued

	Principal Amount	Value
IT Services Continued
First Data Corp.: Continued
10.625% Sr. Unsec. Nts., 6/15/21[3]	$2,410,000	$2,458,200
12.625% Sr. Unsec. Nts., 1/15/21	3,821,000	4,222,205
iPayment, Inc., 10.25% Sr. Unsec. Nts., 5/15/18	21,870,000	15,746,400

		28,958,743
Semiconductors & Semiconductor Equipment—0.2%
Freescale Semiconductor, Inc.:
9.25% Sr. Sec. Nts., 4/15/18[3]	7,605,000	8,270,438
10.75% Sr. Unsec. Nts., 8/1/20	7,099,000	7,933,133

		16,203,571
Software—0.1%
BMC Software Finance, Inc., 8.125% Sr. Unsec. Nts., 7/15/21[3]	3,610,000	3,763,425
Infor US, Inc., 9.375% Sr. Unsec. Nts., 4/1/19	1,795,000	2,014,888

		5,778,313
Materials—2.9%
Chemicals—0.6%
ADS Waste Holdings, Inc., 8.25% Sr. Nts., 10/1/20[3]	1,310,000	1,388,600
Braskem Finance Ltd.:
5.375% Sr. Unsec. Nts., 5/2/22[3]	6,655,000	6,239,063
5.75% Sr. Unsec. Nts., 4/15/21[3]	5,340,000	5,259,900
Hexion U.S. Finance Corp./Hexion Nova Scotia Finance ULC, 8.875% Sr. Sec. Nts., 2/1/18	2,310,000	2,402,400
Hexion US Finance Corp., 6.625% Sr. Sec. Nts., 4/15/20	3,125,000	3,140,625
Huntsman International LLC, 4.875% Sr. Unsec. Unsub. Nts., 11/15/20	780,000	742,950
Ineos Finance plc, 8.375% Sr. Sec. Bonds, 2/15/19[3]	3,555,000	3,932,719
INEOS Group Holdings SA, 6.125% Sr. Unsec. Nts., 8/15/18[3]	3,720,000	3,645,600
Mexichem SAB de CV, 4.875% Sr. Unsec. Nts., 9/19/22[3]	4,480,000	4,356,800
Momentive Performance Materials, Inc., 8.875% Sr. Sec. Nts., 10/15/20	3,920,000	4,135,600
PetroLogistics LP/PetroLogistics Finance Corp., 6.25% Sr. Unsec. Nts., 4/1/20[3]	1,490,000	1,463,925
PQ Corp., 8.75% Sr. Sec. Nts., 5/1/18[3]	3,870,000	4,140,900
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc., 8.75% Sr. Sec. Nts., 2/1/19[3]	3,865,000	3,855,338

		44,704,420
Construction Materials—0.6%
Building Materials Corp. of America, 6.75% Sr. Nts., 5/1/21[3]	5,765,000	6,211,788
CEMEX Espana Luxembourg, 9.875% Sr. Sec. Nts., 4/30/19[3]	9,890,000	11,126,250
CEMEX Espana SA, 9.25% Sr. Sec. Nts., 5/12/20[3]	10,755,000	11,615,400
CEMEX Finance LLC, 9.375% Sr. Sec. Nts., 10/12/22[3]	6,520,000	7,172,000
Cemex SAB de CV:
6.50% Sr. Sec. Nts., 12/10/19[3]	5,120,000	5,056,000

52	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount		Value
Construction Materials Continued
Cemex SAB de CV: Continued
7.25% Sr. Sec. Nts., 1/15/21[3,5]	$5,450,000		$5,443,188
HeidelbergCement Finance BV, 8% Sr. Unsec. Unsub. Nts., 1/31/17	1,200,000	EUR	1,895,506
Lafarge SA, 5.375% Sr. Unsec. Unsub. Nts., 6/26/17	1,330,000	EUR	1,941,363

			50,461,495
Containers & Packaging—0.6%
Ardagh Packaging Finance plc/Ardagh MP Holdings USA, Inc., 7% Sr. Unsec. Nts., 11/15/20[3]	7,865,000		7,589,725
Berry Plastics Corp., 9.75% Sec. Nts., 1/15/21	5,895,000		6,838,200
Consolidated Container Co. LLC/Consolidated Container Capital, Inc., 10.125% Sr. Unsec. Nts., 7/15/20[3]	2,160,000		2,322,000
Crown Americas LLC/Crown Americas Capital Corp. IV, 4.50% Sr. Unsec. Nts., 1/15/23[3]	10,075,000		9,269,000
Polymer Group, Inc., 7.75% Sr. Sec. Nts., 2/1/19	5,295,000		5,685,506
Sealed Air Corp.:
5.25% Sr. Unsec. Nts., 4/1/23[3]	5,770,000		5,495,925
6.50% Sr. Unsec. Nts., 12/1/20[3]	5,145,000		5,415,113
Smurfit Kappa Acquisitions, 7.75% Sr. Sec. Nts., 11/15/19[3]	2,640,000	EUR	3,891,320

			46,506,789
Metals & Mining—1.0%
Aleris International, Inc.:
7.625% Sr. Unsec. Nts., 2/15/18	8,680,000		9,124,850
7.875% Sr. Unsec. Unsub. Nts., 11/1/20	9,150,000		9,493,125
Alrosa Finance SA, 7.75% Nts., 11/3/20[3]	11,700,000		13,047,840
Consolidated Minerals Ltd., 8.875% Sr. Sec. Nts., 5/1/16[3]	3,515,000		3,576,513
CSN Islands XI Corp., 6.875% Sr. Unsec. Nts., 9/21/19[3]	2,525,000		2,626,000
Evraz Group SA, 6.50% Sr. Unsec. Nts., 4/22/20[3]	4,965,000		4,589,547
Ferrexpo Finance plc, 7.875% Sr. Unsec. Bonds, 4/7/16[3]	5,495,000		5,000,450
FMG Resources Pty Ltd., 6.875% Sr. Unsec. Unsub. Nts., 2/1/18[3]	3,455,000		3,623,431
Gerdau Holdings, Inc., 7% Sr. Unsec. Nts., 1/20/20[3]	1,005,000		1,075,350
Gerdau Trade, Inc., 5.75% Sr. Unsec. Nts., 1/30/21[3]	2,670,000		2,629,950
JMC Steel Group, Inc., 8.25% Sr. Unsec. Nts., 3/15/18[3]	740,000		717,800
Metalloinvest Finance Ltd., 5.625% Unsec. Nts., 4/17/20[3]	3,735,000		3,627,619
Mexico Generadora de Energia S de RL, 5.50% Sr. Sec. Nts., 12/6/32[3]	4,170,000		3,763,425
Novelis, Inc., 8.75% Sr. Unsec. Nts., 12/15/20	4,470,000		4,928,175
Samarco Mineracao SA, 4.125% Sr. Unsec. Nts., 11/1/22[3]	3,140,000		2,739,650
Severstal OAO Via Steel Capital SA, 4.45% Sr. Unsec. Nts., 3/19/18[3]	2,570,000		2,521,813
Vedanta Resources plc, 6% Sr. Unsec. Nts., 1/31/19[3]	4,105,000		3,920,275
Walter Energy, Inc.:
9.50% Sr. Sec. Nts., 10/15/19	2,860,000		2,970,825

OPPENHEIMER GLOBAL STRATEGIC INCOME FUND	53

CONSOLIDATED STATEMENT OF INVESTMENTS    Continued

	Principal Amount		Value
Metals & Mining Continued
Walter Energy, Inc.: Continued
9.875% Sr. Unsec. Unsub. Nts., 12/15/20[3]	$5,080,000		$4,457,700

			84,434,338
Paper & Forest Products—0.1%
Catalyst Paper Corp., 11% Sr. Sec. Nts., 10/30/17[6,16]	8,034,634		4,740,434
NewPage Corp., 11.375% Sr. Sec. Nts., 12/31/14[7]	12,640,364		—

			4,740,434
Telecommunication Services—3.0%
Diversified Telecommunication Services—1.7%
Activision Blizzard, Inc., 5.625% Sr. Unsec. Unsub. Nts., 9/15/21[3]	2,155,000		2,163,081
Brasil Telecom SA, 9.75% Sr. Unsec. Nts., 9/15/16[3]	8,440,000	BRR	3,354,217
Cequel Communications Escrow 1 LLC/Cequel Escrow Capital Corp., 6.375% Sr. Nts., 9/15/20[3]	18,640,000		19,106,000
Colombia Telecomunicaciones SA ESP, 5.375% Sr. Unsec. Nts., 9/27/22[3]	1,835,000		1,692,788
Fairpoint Communications, Inc., 8.75% Sr. Sec. Nts., 8/15/19[3]	12,385,000		12,663,663
Frontier Communications Corp., 7.625% Sr. Unsec. Unsub. Nts., 4/15/24	5,730,000		5,758,650
Intelsat Jackson Holdings SA:
5.50% Sr. Unsec. Nts., 8/1/23[3]	3,710,000		3,487,400
7.25% Sr. Unsec. Nts., 10/15/20	5,205,000		5,582,363
Intelsat Luxembourg SA, 7.75% Sr. Unsec. Nts., 6/1/21[3]	7,445,000		7,733,494
Koninklijke KPN NV, 6.125% Jr. Sub. Perpetual Bonds[15]	2,950,000	EUR	4,091,679
Level 3 Communications, Inc., 8.875% Sr. Unsec. Unsub. Nts., 6/1/19	6,950,000		7,471,250
Level 3 Financing, Inc., 9.375% Sr. Unsec. Unsub. Nts., 4/1/19	3,405,000		3,771,038
MetroPCS Wireless, Inc.:
6.25% Sr. Unsec. Unsub. Nts., 4/1/21[3]	5,735,000		5,785,181
6.625% Sr. Unsec. Nts., 11/15/20	9,170,000		9,536,800
Portugal Telecom International Finance BV, 5.625% Sr. Unsec. Unsub. Nts., 2/8/16	1,805,000	EUR	2,563,990
Telecom Italia SpA, 7.75% Unsec. Sub. Nts., 3/20/73	7,970,000	EUR	10,774,347
Telefonica Chile SA, 3.875% Sr. Unsec. Nts., 10/12/22[3]	3,535,000		3,157,119
Telefonica Emisiones SAU, 3.987% Sr. Unsec. Unsub. Nts., 1/23/23	1,960,000	EUR	2,583,431
Telemar Norte Leste SA, 5.50% Sr. Unsec. Nts., 10/23/20[3]	13,945,000		12,411,050
Verizon Communications, Inc., 6.55% Sr. Unsec. Unsub. Nts., 9/15/43	430,000		487,076
Wind Acquisition Finance SA, 7.25% Sr. Sec. Nts., 2/15/18[3]	9,355,000		9,729,200
Windstream Corp., 6.375% Sr. Unsec. Nts., 8/1/23	3,725,000		3,427,000

			137,330,817
Wireless Telecommunication Services—1.3%
America Movil SAB de CV:
6.45% Sr. Unsec. Nts., 12/5/22	75,190,000	MXN	5,406,253
8.46% Sr. Unsec. Unsub. Bonds, 12/18/36	42,300,000	MXN	3,163,537
Digicel Group Ltd., 8.25% Sr. Unsec. Nts., 9/30/20[3]	2,005,000		2,085,200

54	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount		Value
Wireless Telecommunication Services Continued
Digicel Ltd., 6% Sr. Unsec. Nts., 4/15/21[3]	$3,770,000		$3,553,225
Millicom International Cellular SA, 4.75% Sr. Unsec. Nts., 5/22/20[3]	2,860,000		2,666,950
MTS International Funding Ltd.:
5% Sr. Unsec. Nts., 5/30/23[3]	3,745,000		3,454,763
8.625% Sr. Unsec. Nts., 6/22/20[3]	6,080,000		7,136,400
SBA Telecommunications, Inc., 5.75% Sr. Unsec. Unsub. Nts., 7/15/20	2,880,000		2,872,800
Sprint Capital Corp., 6.875% Sr. Unsec. Nts., 11/15/28	10,850,000		9,737,875
Sprint Nextel Corp., 9% Sr. Unsec. Nts., 11/15/18[3]	3,600,000		4,230,000
Vimpel Communications, Inc.:
8.85% Sr. Unsec. Nts., 3/8/22[2]	45,300,000	RUR	1,423,389
8.85% Sr. Unsec. Nts., 3/8/22[2]	40,700,000	RUR	1,278,850
Vimpel Communications/VIP Finance Ireland Ltd. OJSC:
7.748% Sec. Nts., 2/2/21[3]	7,020,000		7,581,600
9.125% Sr. Unsec. Nts., 4/30/18[3]	14,815,000		17,222,438
VimpelCom, 7.504% Sr. Unsec. Unsub. Nts., 3/1/22[3]	16,150,000		17,058,438
VimpelCom Holdings BV:
5.95% Sr. Unsec. Unsub. Nts., 2/13/23[3]	7,865,000		7,476,941
9% Sr. Unsec. Nts., 2/13/18	155,700,000	RUR	4,834,165

			101,182,824
Utilities—2.1%
Electric Utilities—1.2%
Dubai Electricity & Water Authority, 7.375% Sr. Unsec. Unsub. Nts., 10/21/20[3,5]	16,745,000		19,675,375
EDP Finance BV, 6% Sr. Unsec. Unsub. Nts., 2/2/18[3]	3,620,000		3,755,750
Electricite de France SA, 5.25% Jr. Sub. Perpetual Bonds[2,3,15]	7,180,000		6,803,825
Empresas Publicas de Medellin ESP, 8.375% Sr. Unsec. Unsub. Nts., 2/1/21[3]	7,900,870,000	COP	4,348,133
Enel SpA, 8.75% Unsec. Sub. Nts., 9/24/73[3]	1,875,000		1,921,875
Eskom Holdings Ltd., 5.75% Sr. Unsec. Bonds, 1/26/21[3]	1,820,000		1,820,000
Iberdrola International BV, 5.75% Jr. Sub. Perpetual Bonds[15]	2,750,000	EUR	3,757,542
Israel Electric Corp. Ltd.:
6.70% Sr. Unsec. Nts., 2/10/17[3]	6,170,000		6,630,992
7.25% Nts., 1/15/19[3]	28,745,000		31,481,294
9.375% Sr. Sec. Nts., 1/28/20[3]	1,385,000		1,661,021
National Power Corp., 5.875% Unsec. Unsub. Bonds, 12/19/16	421,000,000	PHP	10,434,109
Perusahaan Listrik Negara PT, 5.50% Sr. Unsec. Nts., 11/22/21[3]	3,465,000		3,326,400

			95,616,316
Energy Traders—0.6%
AES Corp. (The):
7.375% Sr. Unsec. Unsub. Nts., 7/1/21	3,745,000		4,138,225
8% Sr. Unsec. Unsub. Nts., 10/15/17	4,100,000		4,735,500
Calpine Corp.:
7.50% Sr. Sec. Nts., 2/15/21[3]	3,825,000		4,083,188

OPPENHEIMER GLOBAL STRATEGIC INCOME FUND	55

CONSOLIDATED STATEMENT OF INVESTMENTS    Continued

	Principal Amount		Value
Energy Traders Continued
Calpine Corp.: Continued
7.875% Sr. Sec. Nts., 1/15/23[3]	$3,563,000		$3,767,873
Colbun SA, 6% Sr. Unsec. Nts., 1/21/20[3]	7,040,000		7,560,080
Dynegy, Inc., 5.875% Sr. Unsec. Nts., 6/1/23[3]	1,485,000		1,358,775
Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc.:
10% Sr. Sec. Nts., 12/1/20[3]	6,095,000		6,430,225
11.75% Sec. Nts., 3/1/22[3]	5,700,000		6,441,000
Instituto Costarricense de Electricidad, 6.95% Sr. Unsec. Nts., 11/10/21[3]	615,000		634,988
NRG Energy, Inc., 6.625% Sr. Unsec. Nts., 3/15/23	5,210,000		5,131,850
Perusahaan Listrik Negara PT, 5.25% Sr. Unsec. Nts., 10/24/42[3]	1,120,000		840,000
Power Sector Assets & Liabilities Management Corp., 7.39% Sr. Gtd. Unsec. Nts., 12/2/24[3]	1,095,000		1,319,475

			46,441,179
Gas Utilities—0.2%
AmeriGas Finance LLC/AmeriGas Finance Corp., 6.75% Sr. Unsec. Nts., 5/20/20	8,895,000		9,495,413
Empresa de Energia de Bogota SA ESP, 6.125% Sr. Unsec. Unsub. Nts., 11/10/21[3]	3,745,000		3,847,988
Gas Natural de Lima y Callao SA, 4.375% Sr. Unsec. Nts., 4/1/23[3]	2,330,000		2,114,475
Transportadora de Gas Internacional SA ESP, 5.70% Sr. Unsec. Nts., 3/20/22[3]	1,910,000		1,924,325

			17,382,201
Multi-Utilities—0.1%
Eskom Holdings SOC Ltd., 6.75% Sr. Unsec. Nts., 8/6/23[3]	6,070,000		6,268,489
Veolia Environnement SA, 4.44% Unsec. Perpetual Bonds[2,15]	2,990,000	EUR	3,959,066
			10,227,555
Total Corporate Bonds and Notes (Cost $2,739,666,524)			2,682,412,400

	Shares
Preferred Stocks—0.1%
Ally Financial, Inc., 7% Cum., Series G, Non-Vtg. (Cost $10,930,603)	11,726		11,204,926
Common Stocks—0.3%
American Media, Inc.[16,17]	801,816		9,220,884
Arco Capital Corp. Ltd.[1,16,17]	2,494,716		—
Catalyst Paper Corp.[16,17]	609,492		704,136
Global Aviation Holdings, Inc.[17]	7,700		—
NewPage Corp.[17]	54,820		4,796,750
Nortek, Inc.[17]	86,282		5,928,436
Premier Holdings Ltd.[17]	1,088,661		—
Revel Entertainment[17]	74,115		1,704,645

56	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Shares		Value
Common Stocks Continued
Wallace Theater Holdings, Inc.[1,17]	6,170		$61,885

Total Common Stocks (Cost $51,320,718)			22,416,736
	Units
Rights, Warrants and Certificates—0.0%
MediaNews Group, Inc. Wts., Strike Price $48.72, Exp. 3/19/17[17] (Cost $24,912,707)	88,579		—

	Principal Amount
Structured Securities—1.0%
Citigroup Global Markets Holdings, Inc., Colombia (Republic of) Credit Linked Nts., Series 2, 10%, 7/25/24	5,392,000,000	COP	3,520,389
Credit Suisse First Boston International, Moitk Total Return Linked Nts., 21%, 3/30/11[7]	196,587,000	RUR	—
Credit Suisse First Boston, Inc., Russian Specialized Construction & Installation Administration Total Return Linked Nts., 13%, 5/24/10[7]	335,100,000	RUR	—
Deutsche Bank AG: Coriolanus Ltd. Sec. Credit Linked Bonds, Series 128, 3.006%, 5/6/25[3,13]	4,314,472		3,206,147
Coriolanus Ltd. Sec. Credit Linked Bonds, 3.061%, 5/6/25[3,13]	5,497,301		4,085,125
Coriolanus Ltd. Sec. Credit Linked Bonds, 3.10%, 5/6/25[3,13]	4,746,039		3,526,851
Coriolanus Ltd. Sec. Credit Linked Bonds, 3.134%, 5/6/25[3,13]	4,242,360		3,152,560
Coriolanus Ltd. Sec. Credit Linked Bonds, 3.187%, 5/6/25[3,13]	5,282,082		3,925,193
Coriolanus Ltd. Sec. Credit Linked Bonds, 3.238%, 5/6/25[3,13]	6,028,696		4,480,012
Coriolanus Ltd. Sec. Credit Linked Bonds, 3.266%, 5/6/25[3,13]	4,816,222		3,579,005
Coriolanus Ltd. Sec. Credit Linked Bonds, 3.338%, 5/6/25[3,13]	4,527,043		3,364,112
Coriolanus Ltd. Sec. Credit Linked Nts., 17.954%, 12/31/17[1,14]	36,050,000	BRR	22,147,579
Opic Reforma I Credit Linked Nts., Cl. 2A, 7.455%, 5/22/15[1,2]	1,803,555	MXN	129,781
Opic Reforma I Credit Linked Nts., Cl. 2B, 7.455%, 5/22/15[1,2]	3,155,364	MXN	227,055
Opic Reforma I Credit Linked Nts., Cl. 2C, 7.455%, 5/22/15[1,2]	47,575,229	MXN	3,423,439
Opic Reforma I Credit Linked Nts., Cl. 2D, 7.455%, 5/22/15[1,2]	3,467,217	MXN	249,496
Opic Reforma I Credit Linked Nts., Cl. 2E, 7.455%, 5/22/15[1,2]	2,518,999	MXN	181,263
Opic Reforma I Credit Linked Nts., Cl. 2F, 7.455%, 5/22/15[1,2]	1,608,758	MXN	115,764
Opic Reforma I Credit Linked Nts., Cl. 2G, 7.455%, 5/22/15[1,2]	296,268	MXN	21,319
Goldman Sachs Capital Markets LP, Colombia (Republic of) Credit Linked Nts., Cl. B, 10%, 7/30/24[3]	14,950,000,000	COP	9,760,724
Goldman Sachs Group, Inc. (The), United Mexican States Credit Linked Nts., 9.05%, 2/8/37[1,13]	1,131,000,000	MXN	7,785,103
LB Peru Trust II Certificates, Series 1998-A, 99.999%, 2/28/16[7,13]	115,443		115,608
Morgan Stanley, Russian Federation Total Return Linked Bonds, Series 007, Cl. VR, 5%, 8/22/34	158,649,558	RUR	2,454,260

Total Structured Securities (Cost $101,245,320)			79,450,785

OPPENHEIMER GLOBAL STRATEGIC INCOME FUND	57

CONSOLIDATED STATEMENT OF INVESTMENTS    Continued

	Counterparty	Exercise Price		Expiration Date	Contracts		Value
Over-the-Counter Options Purchased—0.2%
AUD Currency Call[17]	BOFA	95.500	JPY	8/4/14	4,715,000	AUD	$77,999
AUD Currency Call[17]	GSCO-OT	102.000	JPY	9/10/14	6,450,000	AUD	38,163
BRR Currency Call[17]	CITNA-B	2.200	BRR	10/15/13	93,500,000	BRR	335,522
BRR Currency Call[17]	BOFA	2.240	BRR	11/1/13	258,800,000	BRR	2,269,301
BRR Currency Call[17]	GSCO-OT	2.210	BRR	12/23/13	506,645,000	BRR	4,320,101
HUF Currency Call[17]	CITNA-B	217.700	HUF	11/1/13	16,795,000,000	HUF	652,150
HUF Currency Call[17]	BOFA	218.300	HUF	11/4/13	16,837,000,000	HUF	785,446
INR Curency Call[17]	GSCO-OT	65.250	INR	9/3/14	272,000,000	INR	119,680
INR Currency Call[17]	GSCO-OT	65.000	INR	9/2/14	271,700,000	INR	112,625
iShares iBoxx High Yield Corporate Bond Exchange Traded Fund Call[17]	GSCO-OT	93.000	USD	12/20/13	23,337	USD	857,842
iShares iBoxx High Yield Corporate Bond Exchange Traded Fund Call[17]	DEU	92.000	USD	12/20/13	7,782	USD	495,405
iShares iBoxx High Yield Corporate Bond Exchange Traded Fund Call[17]	DEU	94.000	USD	12/20/13	15,540	USD	208,474
iShares iBoxx High Yield Corporate Bond Exchange Traded Fund Call[17]	GSCO-OT	94.000	USD	12/20/13	15,535	USD	296,745
JPY Currency Call[17]	GSCO-OT	95.500	JPY	10/18/13	611,000,000	JPY	13,387
JPY Currency Put[17]	GSCO-OT	108.000	JPY	5/22/15	2,285,000,000	JPY	429,786
MXN Currency Call[17]	DEU	12.650	MXN	10/15/13	338,900,000	MXN	34,663
MXN Currency Call[17]	MSCO	12.430	MXN	10/18/13	498,500,000	MXN	17,278
MXN Currency Call[17]	GSCO-OT	12.430	MXN	10/18/13	498,500,000	MXN	17,278
MXN Currency Call[17]	DEU	12.460	MXN	10/31/13	1,442,000,000	MXN	169,377
MXN Currency Call[17]	BOFA	12.360	MXN	10/31/13	954,000,000	MXN	70,253
MXN Currency Call[17]	CITNA-B	12.380	MXN	11/1/13	955,075,000	MXN	81,984
MXN Currency Call[17]	CITNA-B	12.460	MXN	11/1/13	960,800,000	MXN	115,815
MXN Currency Call[17]	GSCO-OT	12.680	MXN	12/23/13	348,800,000	MXN	253,407
MXN Currency Call[17]	GSCO-OT	13.000	MXN	9/29/14	55,500,000	MXN	152,683
MYR Currency Call[17]	BAC	3.170	MYR	11/1/13	380,400,000	MYR	607,792
MYR Currency Call[17]	JPM	3.180	MYR	11/1/13	367,410,000	MYR	628,826
PLZ Currency Call[17]	DEU	3.090	PLZ	11/1/13	238,500,000	PLZ	657,940
PLZ Currency Call[17]	BOFA	3.080	PLZ	11/4/13	237,280,000	PLZ	561,972
RUR Currency Call[17]	JPM	32.640	RUR	11/1/13	4,406,125,000	RUR	1,707,241
RUR Currency Call[17]	BOFA	32.380	RUR	11/1/13	1,873,000,000	RUR	499,342
RUR Currency Call[17]	BAC	32.470	RUR	11/1/13	2,504,300,000	RUR	767,117
TRY Currency Call[17]	GSCO-OT	1.910	TRY	10/9/13	25,560,000	TRY	388
TRY Currency Call[17]	GSCO-OT	1.890	TRY	10/22/13	25,260,000	TRY	2,157
TRY Currency Call[17]	JPM	1.910	TRY	11/1/13	183,847,500	TRY	84,176
TRY Currency Call[17]	FIB	1.910	TRY	11/4/13	183,760,000	TRY	99,300
ZAR Currency Call[17]	MSCO	9.580	ZAR	11/1/13	738,900,000	ZAR	221,108
ZAR Currency Call[17]	JPM	9.610	ZAR	11/4/13	741,000,000	ZAR	284,485
ZAR Currency Call[17]	BOFA	9.310	ZAR	11/29/13	257,500,000	ZAR	57,693

Total Over-the-Counter Options Purchased (Cost $30,571,395)							18,104,901

58	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Counterparty	Buy/Sell Protection	Reference Asset	Fixed Rate	Expiration Date	Notional Amount		Value
Over-the-Counter Credit Default Swaptions Purchased—0.0%
Credit Default Swap maturing 6/20/18 Call[17]	BOFA	Buy	iTraxx Europe Senior Financials Series 19 Version 1	1.000%	10/17/13	30,280,000	EUR	$170,186
Credit Default Swap maturing 6/20/18 Call[17]	JPM	Buy	CDX.NA.HY.20	5.000	12/19/13	2,370,000		11,692
Total Over-the-Counter Credit Default Swaptions Purchased (Cost $189,609)								181,878

	Counterparty	Pay/ Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date	Notional Amount		Value
Over-the-Counter Interest Rate Swaptions Purchased—0.2%
Interest Rate Swap maturing 7/27/46 Call[17]	BOFA	Receive	Three-Month USD BBA LIBOR	3.890%	7/26/16	23,260,000		2,764,117
Interest Rate Swap maturing 8/4/46 Call[17]	BOFA	Receive	Three-Month USD BBA LIBOR	4.860	8/3/16	4,710,000		231,637
Interest Rate Swap maturing 10/8/23 Call[17]	BOFA	Pay	Three-Month CAD BA CDOR	2.083	10/9/13	55,735,000	CAD	—
Interest Rate Swap maturing 10/21/18 Call[17]	BOFA	Pay	Three-Month USD BBA LIBOR	1.398	10/18/13	278,465,000		110,221
Interest Rate Swap maturing 2/5/19 Call[17]	BOFA	Pay	Three-Month USD BBA LIBOR	1.858	2/4/14	74,215,000		904,927
Interest Rate Swap maturing 11/20/23 Call[17]	BAC	Receive	Three-Month USD BBA LIBOR	2.183	11/19/13	10,040,000		585,543
Interest Rate Swap maturing 4/27/47 Call[17]	BAC	Receive	Three-Month USD BBA LIBOR	3.480	4/26/17	18,080,000		3,298,869
Interest Rate Swap maturing 1/25/46 Call[17]	BAC	Receive	Six-Month GBP BBA LIBOR	3.540	1/26/16	4,715,000	GBP	597,993
Interest Rate Swap maturing 5/30/33 Call[17]	BAC	Receive	Six-Month GBP BBA LIBOR	3.990	5/31/23	4,350,000	GBP	368,490
Interest Rate Swap maturing 7/20/20 Call[17]	BAC	Pay	Six-Month GBP BBA LIBOR	2.270	7/21/15	14,115,000	GBP	275,060
Interest Rate Swap maturing 6/20/21 Call[17]	BAC	Pay	Six-Month GBP BBA LIBOR	2.618	6/21/16	18,865,000	GBP	447,319
Interest Rate Swap maturing 2/12/18 Call[17]	BAC	Pay	Three-Month USD BBA LIBOR	2.362	2/7/14	111,005,000		733,978
Interest Rate Swap maturing 1/16/16 Call[17]	GSCO-OT	Receive	Three-Month USD BBA LIBOR	1.750	3/14/14	752,800,000		138,211
Interest Rate Swap maturing 12/4/45 Call[17]	GSCO-OT	Receive	Six-Month GBP BBA LIBOR	3.275	12/7/15	4,755,000	GBP	773,439
Interest Rate Swap maturing 1/22/44 Call[17]	GSCOI	Receive	Three-Month USD BBA LIBOR	4.320	1/17/14	32,710,000		772,994
Interest Rate Swap maturing 3/7/16 Call[17]	JPM	Receive	Three-Month USD BBA LIBOR	1.160	3/6/14	229,480,000		148,556
Interest Rate Swap maturing 11/19/23 Call[17]	JPM	Receive	Three-Month USD BBA LIBOR	2.256	11/18/13	9,300,000		481,166
Interest Rate Swap maturing 10/21/18 Call[17]	JPM	Pay	Three-Month USD BBA LIBOR	1.395	10/18/13	92,820,000		35,029
Interest Rate Swap maturing 10/11/17 Call[17]	JPM	Pay	Three-Month USD BBA LIBOR	2.014	10/10/13	22,600,000		60,828
Interest Rate Swap maturing 1/26/19 Call[17]	UBS	Pay	Six-Month EUR EURIBOR	1.545	1/25/17	39,455,000	EUR	343,630
Total Over-the-Counter Interest Rate Swaptions Purchased (Cost $14,802,035)									13,072,007

OPPENHEIMER GLOBAL STRATEGIC INCOME FUND	59

CONSOLIDATED STATEMENT OF INVESTMENTS    Continued

	Shares	Value
Investment Companies—7.2%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.09%[16,18]	266,114,233	$266,114,233
Oppenheimer Master Event-Linked Bond Fund, LLC[16]	12,936,682	174,919,947
Oppenheimer Master Loan Fund, LLC[16]	715,002	9,893,701
Oppenheimer Short Duration Fund, Cl. Y16	12,402,682	124,274,870
Total Investment Companies (Cost $567,151,616)		575,202,751
Total Investments, at Value (Cost $8,630,064,912)	105.3%	8,435,700,526
Liabilities in Excess of Other Assets	(5.3)	(424,345,013)

Net Assets	100.0%	$8,011,355,513

Footnotes to Consolidated Statement of Investments

Principal amount is reported in U.S. Dollars, except for those denoted in the following currencies:

AUD	Australian Dollar
BRR	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
COP	Colombian Peso
DKK	Danish Krone
EUR	Euro
GBP	British Pound Sterling
HUF	Hungarian Forint
JPY	Japanese Yen
MXN	Mexican Nuevo Peso
MYR	Malaysian Ringgit

NGN	Nigeria Naira
NOK	Norwegian Krone
PEN	Peruvian New Sol
PHP	Philippines Peso
PLZ	Polish Zloty
RSD	Serbian Dinar
RUR	Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thai Bhat
TRY	New Turkish Lira
ZAR	South African Rand

1. Restricted security. The aggregate value of restricted securities as of September 30, 2013 was $169,368,590, which represents 2.11% of the Fund’s net assets. See Note 7 of the accompanying Consolidated Notes. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation (Depreciation)
Ally Auto Receviables Trust, Automobile Receivables Nts., Series 2012-A, Cl. D, 3.15%, 10/15/18	6/8/12	$7,551,680	$7,901,029	$349,349
Arco Capital Corp. Ltd.	6/28/13	—	—	—
Banco ABC Brasil SA, 8.50% Sr. Unsec. Nts., 3/28/16	3/22/13	1,778,386	1,447,711	(330,675)
Capital Lease Funding Securitization LP, Interest-Only Corporate-Backed Pass-Through Certificates, Series 1997-CTL1, 0%, 6/15/24	4/21/97	128,162	30,603	(97,559)
CNOOC Curtis Funding No 1 Pty Ltd., 4.50% Sr. Unsec. Unsub. Nts., 10/3/23	9/26/13	4,175,000	4,213,076	38,076
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Nts., 17.954%, 12/31/17	9/19/07	16,749,354	22,147,579	5,398,225
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2A, 7.455%, 5/22/15	5/21/08	173,895	129,781	(44,114)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2B, 7.455%, 5/22/15	6/12/08	297,596	227,055	(70,541)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2C, 7.455%, 5/22/15	6/18/08	4,615,780	3,423,439	(1,192,341)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2D, 7.455%, 5/22/15	7/8/08	336,091	249,496	(86,595)

60	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Footnotes to Consolidated Statement of Investments Continued

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation (Depreciation)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2E, 7.455%, 5/22/15	7/15/08	$244,584	$181,263	$(63,321)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2F, 7.455%, 5/22/15	8/8/08	158,390	115,764	(42,626)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2G, 7.455%, 5/22/15	8/22/08	28,080	21,319	(6,761)
Deutsche Mortgage Securities, Inc., Re-Securitized Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Series 2013-RS1, Cl. 1A2, 0%, 6/28/47	9/23/13	680,800	680,800	—
DLJ Mortgage Acceptance Corp., Commercial Mtg. Obligations, Series 1997-CF2, Cl. B30C, 6.99%, 10/15/30	6/27/01	11,587,905	16,011,026	4,423,121
Goldman Sachs Group, Inc. (The), United Mexican States Credit Linked Nts., 9.05%, 2/8/37	9/12/12	13,265,730	7,785,103	(5,480,627)
Ice 1 Em CLO Ltd./Ice 1 Em CLO Corp., Sr. Sec. Sub. Term Nts., Series 2007-1A, Cl. B, 2.096%, 8/15/22	11/6/07	18,934,626	18,375,000	(559,626)
Ice 1 Em CLO Ltd./Ice 1 Em CLO Corp., Sr. Sec. Sub. Term Nts., Series 2007-1A, Cl. C, 3.396%, 8/15/22	6/8/07	17,780,000	15,379,700	(2,400,300)
Ice 1 Em CLO Ltd./Ice 1 Em CLO Corp., Sr. Sec. Sub. Term Nts., Series 2007-1A, Cl. D, 5.396%, 8/15/22	6/8/07	17,780,000	15,379,700	(2,400,300)
Igloo Holdings Corp., 8.25% Sr. Unsec. Nts., 12/15/17	12/13/12-12/14/12	10,316,425	10,611,116	294,691
IIRSA Norte Finance Ltd., 8.75% Sr. Nts., 5/30/24	8/3/06-7/30/08	14,058,561	15,700,421	1,641,860
JPMorgan Hipotecaria su Casita, 8.448% Sec. Nts., 8/26/35	3/21/07	1,834,690	138,288	(1,696,402)
Kenan Advantage Group, Inc. (The), 8.375% Sr. Unsec. Nts., 12/15/18	12/7/12-3/15/13	5,447,819	5,648,100	200,281
LBC Tank Terminals Holding Netherlands BV, 6.875% Sr. Unsec. Nts., 5/15/23	5/8/13	2,230,000	2,252,300	22,300
Lehman Structured Securities Corp., Commercial Mtg. Pass-Through Certificates, Series 2002-GE1, Cl. A, 2.514%, 7/1/24	1/28/02	144,659	129,247	(15,412)
Madison Avenue CDO Ltd., Collateralized Debt Obligations, Series 2A, Cl. C1, 2.623%, 3/24/14	2/23/01	3,209,935	462	(3,209,473)
Morgan Stanley, Re-Securitized Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Series 2012-R3, Cl. 1B, 2.366%, 11/1/36	10/24/12	6,541,615	7,190,484	648,869
NC Finance Trust, Series 1999-I, Cl. D, 3.405%, 1/25/29	8/10/10	4,811,624	319,331	(4,492,293)
Orion Engineered Carbons Bondco GmbH, 10% Sr. Sec. Nts., 6/15/18	8/8/13-8/19/13	3,715,003	3,760,849	45,846
Premier Cruise Ltd., 11% Sr. Nts., 3/15/08	3/6/98	14,317,825	—	(14,317,825)
SPL Logistics Escrow LLC/SPL Logistics Finance Corp., 8.875% Sr. Sec. Nts., 8/1/20	7/24/12	9,365,000	9,856,663	491,663

OPPENHEIMER GLOBAL STRATEGIC INCOME FUND	61

CONSOLIDATED STATEMENT OF INVESTMENTS    Continued

Footnotes to Consolidated Statement of Investments Continued

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation (Depreciation)
Wallace Theater Holdings, Inc.	3/28/13	$62	$61,885	$61,823

		$192,259,277	$169,368,590	$(22,890,687)

2. Represents the current interest rate for a variable or increasing rate security.

3. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $1,982,089,307 or 24.74% of the Fund’s net assets as of September 30, 2013.

4. This security is accruing partial income at an anticipated effective rate based on expected interest and/or principal payments. The rate shown is the original contractual interest rate.

5. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after September 30, 2013. See Note 1 of the accompanying Notes.

6. Interest or dividend is paid-in-kind, when applicable.

7. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and/or principal payments. The rate shown is the original contractual interest rate. See Note 1 of the accompanying Notes.

8. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans or other receivables. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage or asset-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $23,126,042 or 0.29% of the Fund’s net assets as of September 30, 2013.

9. The current amortization rate of the security’s cost basis exceeds the future interest payments currently estimated to be received. Both the amortization rate and interest payments are contingent on future mortgage pre-payment speeds and are therefore subject to change.

10. Interest rate is less than 0.0005%.

11. All or a portion of the security position is held in segregated accounts and pledged to cover margin requirements under certain derivative contracts. The aggregate market value of such securities is $13,989,746. See Note 6 of the accompanying Consolidated Notes.

12. All or a portion of the security position is held in accounts at a futures clearing merchant and pledged to cover margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $8,399,790. See Note 6 of the accompanying Consolidated Notes.

13. Zero coupon bond reflects effective yield on the date of purchase.

14. Denotes an inflation-indexed security: coupon or principal are indexed to a consumer price index.

15. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.

16. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended September 30, 2013, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares/Principal September 28, 2012[a]	Gross Additions		Gross Reductions		Shares/Principal September 30, 2013
American Media, Inc.	801,816	—		—		801,816
Arco Capital Corp. Ltd.	2,494,716	—		2,494,716	[c]	—
Arco Capital Corp. Ltd.[b]	—	2,494,716	[c]	—		2,494,716
Catalyst Paper Corp[b]	754,474	—		144,982		609,492
Catalyst Paper Corp., 11% Sr. Sec. Nts., 10/30/17[b]	13,074,634	—		5,040,000		8,034,634
Catalyst Paper Corp., 13% Sec. Nts., 9/13/16	3,328,703	—		3,328,703		—
Greektown Superholdings, Inc., Series A-1	11,417	—		11,417		—
Greektown Superholdings, Inc., Cv., Series A-1	90,979	—		90,979		—
Oppenheimer Core Bond Fund, C. Y	—	7,906,328		7,906,328		—

62	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Footnotes to Consolidated Statement of Investments Continued

	Shares/Principal September 28, 2012[a]	Gross Additions		Gross Reductions		Shares/Principal September 30, 2013
Oppenheimer Institutional Money Market Fund, Cl. E	76,611,744	3,080,698,508		2,891,196,019		266,114,233
Oppenheimer International Bond Fund, Cl. Y	—	3,343,516		3,343,516		—
Oppenheimer Master Event-Linked Bond Fund, LLC	14,040,336	—		1,103,654		12,936,682
Oppenheimer Master Loan Fund, LLC	86,834,596	6,265,387		92,384,981		715,002
Oppenheimer Short Duration Fund, Cl. Y	2,015,944	10,386,738		—		12,402,682

		Value		Income		Realized Gain (Loss)
American Media, Inc.		$9,220,884		$—		$—
Arco Capital Corp. Ltd.		—		—		(33,553,930)
Arco Capital Corp. Ltd.[b]		—	[d]	—		—
Catalyst Paper Corp[b]		—	[d]	—		(139,179)
Catalyst Paper Corp., 11% Sr. Sec. Nts., 10/30/17[b]		—	[d]	1,433,777		(3,998,610)
Catalyst Paper Corp., 13% Sec. Nts., 9/13/16		—		271,667		283,173
Greektown Superholdings, Inc., Series A-1		—		—		(7,436,697)
Greektown Superholdings, Inc., Cv., Series A-1		—		—		(777,512)
Oppenheimer Core Bond Fund, C. Y		—		53,676		5,156,791
Oppenheimer Institutional Money Market Fund, Cl. E		266,114,233		199,518		—
Oppenheimer International Bond Fund, Cl. Y		—		22,435		826,378
Oppenheimer Master Event-Linked Bond Fund, LLC		174,919,947		14,722,519	[e]	(414,342)[e]
Oppenheimer Master Loan Fund, LLC		9,893,701		43,531,495	[f]	19,915,996 [f]
Oppenheimer Short Duration Fund, Cl. Y		124,274,870		177,071		—

		$584,423,635		$60,412,158		$(20,137,932)

a. September 28, 2012 represents the last business day of the Fund’s reporting period. See Note 1 of the accompanying Consolidated Notes.

b. No longer an affiliate as of September 30, 2013.

c. All or a portion is the result of a corporate action.

d. The security is no longer an affiliate, therefore, the value has been excluded from this table.

e. Represents the amount allocated to the Fund from Oppenheimer Master Event-Linked Bond Fund, LLC.

f. Represents the amount allocated to the Fund from Oppenheimer Master Loan Fund, LLC.

17. Non-income producing security.

18. Rate shown is the 7-day yield as of September 30, 2013.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent
United States	$5,033,605,532	59.7%
Mexico	582,330,134	6.9
Brazil	462,931,806	5.5
Russia	357,932,893	4.2
Turkey	195,994,366	2.3
Hungary	155,281,486	1.8
United Kingdom	114,009,056	1.4
South Africa	99,280,173	1.2

OPPENHEIMER GLOBAL STRATEGIC INCOME FUND	63

CONSOLIDATED STATEMENT OF INVESTMENTS    Continued

Footnotes to Consolidated Statement of Investments Continued

Geographic Holdings Continued	Value	Percent
Japan	$93,877,242	1.1%
France	80,758,237	1.0
Germany	80,646,359	1.0
Peru	79,772,651	0.9
Italy	76,976,456	0.9
Colombia	76,811,523	0.9
Venezuela	68,580,602	0.8
Supranational	60,404,576	0.7
Canada	55,687,428	0.7
The Netherlands	47,230,903	0.6
Australia	45,607,817	0.5
Israel	39,773,307	0.5
Thailand	39,132,782	0.5
Malaysia	36,884,220	0.4
Luxembourg	35,716,660	0.4
United Arab Emirates	34,631,950	0.4
Indonesia	34,591,189	0.4
Poland	32,029,307	0.4
Chile	25,585,766	0.3
Philippines	24,053,115	0.3
Spain	23,429,865	0.3
Nigeria	21,798,741	0.3
Portugal	21,078,058	0.3
Croatia	18,717,385	0.2
Switzerland	17,918,535	0.2
Belgium	17,719,307	0.2
China	16,955,002	0.2
Ivory Coast	16,361,063	0.2
Dominican Republic	16,022,645	0.2
India	15,129,509	0.2
Sri Lanka	14,885,291	0.2
Lithuanua	14,640,544	0.2
Angola	12,893,475	0.2
Denmark	12,425,980	0.1
Kazakhstan	12,173,864	0.1
Serbia	11,092,833	0.1
Ukraine	10,158,706	0.1
Panama	8,567,514	0.1
Uruguay	8,312,975	0.1
Greece	8,076,938	0.1
Romania	7,355,599	0.1
Finland	6,346,962	0.1
Jamaica	5,638,425	0.1
Tanzania	5,130,438	0.1
Costa Rica	5,010,781	0.1
Rwanda	4,747,850	0.1
Morocco	4,209,920	0.1
Ireland	3,891,320	—
Norway	3,816,400	—
Guatemala	3,588,000	—
Latvia	3,313,063	—
Sweden	3,164,496	—
Trinidad & Tobago	2,855,775	—
Korea, Republic of South	2,843,764	—
Singapore	2,067,123	—
Paraguay	1,156,050	—

64	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Footnotes to Consolidated Statement of Investments Continued

Geographic Holdings Continued	Value	Percent
Bolivia	$1,085,956	— %
European Union	513,816	—
Hong Kong	489,022	—

Total	$8,435,700,526	100.0%

Forward Currency Exchange Contracts as of September 30, 2013:
Counterparty	Settlement Month(s)	Currency Purchased (000’s)		Currency Sold (000’s)		Unrealized Appreciation	Unrealized Depreciation
BAC	10/2013	10,055,000	COP	5,245	USD	$26,018	$—
BAC	11/2013	28,155	EUR	36,957	USD	1,139,110	—
BAC	11/2013	28,970	PLZ	9,244	USD	1,156	—
BAC	10/2013	209,600	RUR	6,465	USD	19	—
BAC	12/2013	1,570	TRY	760	USD	8,353	—
BAC	1/2014	22,853	USD	51,830	BRR	—	33,695
BAC	11/2013	6,038	USD	4,655	EUR	—	260,378
BAC	11/2013	2,269	USD	222,000	JPY	42,938	33,616
BAC	10/2013	38,285	USD	124,850	MYR	62,192	15,638
BAC	10/2013-12/2013	29,141	USD	967,040	RUR	9,175	475,884
BAC	12/2013	46,861	USD	97,110	TRY	—	657,086
BAC	10/2013-11/2013	73,455	USD	709,065	ZAR	3,814,904	635,246
BAC	10/2013-12/2013	131,780	ZAR	13,236	USD	105,444	286,482
BNP	12/2013	9,370	TRY	4,450	USD	135,353	—
BNP	11/2013	6,796	USD	4,500	GBP	—	485,304
BNP	12/2013	8,549	USD	1,912,000	HUF	—	91,646
BNP	12/2013-3/2014	78,431	USD	1,023,900	MXN	889,237	—
BOFA	10/2013-12/2013	235,490,000	IDR	21,380	USD	—	1,281,608
BOFA	11/2013	5,235,000	JPY	51,969	USD	1,307,398	—
BOFA	11/2013	10,204,000	KRW	9,483	USD	—	18,265
BOFA	10/2013	55,455	MYR	17,063	USD	—	68,051
BOFA	11/2013	1,006,000	THB	32,332	USD	—	273,340
BOFA	11/2013	1,046	USD	1,180	AUD	—	52,159
BOFA	1/2014	65,027	USD	149,760	BRR	—	1,102,589
BOFA	10/2013	1,982	USD	1,033,000	CLP	—	55,897
BOFA	11/2013	6,005	USD	69,034,000	IDR	90,794	—
BOFA	11/2013	195,786	USD	19,139,000	JPY	1,010,199	—
BOFA	10/2013-6/2014	155,298	USD	2,006,175	MXN	3,018,463	176,889
BOFA	10/2013	14,151	USD	37,550	PEN	720,052	—
BOFA	10/2013	11,721	USD	472,000	PHP	873,579	—
BOFA	10/2013	19,162	USD	61,415	PLZ	—	464,953
BOFA	10/2013	13,883	USD	462,580	RUR	—	310,055
BOFA	10/2013	13,445	USD	26,620	TRY	341,216	—
BOFA	10/2013-12/2013	29,966	USD	298,310	ZAR	423,839	6,486
BOFA	12/2013	121,620	ZAR	12,572	USD	—	573,115
CITNA-B	11/2013	1,495	CAD	1,459	USD	363	10,178
CITNA-B	10/2013	403,000	CLP	798	USD	—	2,832
CITNA-B	10/2013	10,988,000	COP	5,944	USD	—	183,910
CITNA-B	12/2013	10,500,000	KRW	9,733	USD	—	11,706
CITNA-B	11/2013	32,453	USD	34,130	AUD	744,642	6,004
CITNA-B	12/2013	6,920	USD	13,204,000	COP	43,864	—
CITNA-B	1/2014	78,802	USD	59,485	EUR	1,419	1,694,868
CITNA-B	11/2013-1/2014	50,198	USD	32,575	GBP	—	2,499,026
CITNA-B	11/2013-3/2014	99,398	USD	1,315,800	MXN	549,156	627,509
CITNA-B	10/2013	19,058	USD	61,820	PLZ	—	698,110
CITNA-B	11/2013	10,952	USD	345,000	THB	—	42,603

OPPENHEIMER GLOBAL STRATEGIC INCOME FUND	65

CONSOLIDATED STATEMENT OF INVESTMENTS    Continued

Footnotes to Consolidated Statement of Investments Continued

Forward Currency Exchange Contracts Continued
Counterparty	Settlement Month(s)	Currency Purchased (000’s)		Currency Sold (000’s)		Unrealized Appreciation	Unrealized Depreciation
CITNA-B	10/2013	18,955	USD	190,900	ZAR	$33,853	$—
CITNA-B	11/2013	161,530	ZAR	15,586	USD	391,724	—
DEU	10/2013	13,820	PEN	4,935	USD	36,367	27,346
DEU	2/2014	108,176	USD	80,620	EUR	—	937,373
DEU	2/2014	6,681	USD	4,305	GBP	—	280,644
DEU	11/2013	2,583	USD	8,500	PLZ	—	129,056
DEU	11/2013	5,096	USD	52,410	ZAR	—	88,281
DEU	11/2013	3,260	ZAR	324	USD	—	2,309
FIB	11/2013	168,760	PLZ	52,748	USD	1,105,726	—
FIB	11/2013-2/2014	3,448	USD	3,635	CAD	—	69,093
FIB	11/2013	21,236	USD	67,940	PLZ	—	445,147
GSCO-OT	10/2013	1,505,000	CLP	2,905	USD	63,773	—
GSCO-OT	11/2013	639,000	JPY	6,424	USD	78,963	—
GSCO-OT	11/2013-9/2014	17,538	USD	19,460	AUD	282	538,497
GSCO-OT	1/2014-7/2014	58,332	USD	136,740	BRR	49,727	458,760
GSCO-OT	11/2013-12/2013	113,230	USD	84,755	EUR	—	1,448,585
GSCO-OT	9/2014	4,136	USD	296,500	INR	—	236,399
GSCO-OT	10/2014	1,495	USD	20,220	MXN	—	5,884
HSBC	3/2014	28,266	USD	58,115	TRY	311,189	—
JPM	10/2013	2,919,000	COP	1,530	USD	—	231
JPM	12/2013	76,039,000	IDR	6,829	USD	—	423,835
JPM	11/2013	10,484,000	KRW	9,734	USD	—	9,720
JPM	10/2013	30,650	MYR	9,578	USD	—	186,937
JPM	12/2013	50,570	PLZ	16,368	USD	—	236,543
JPM	11/2013	246,500	THB	7,710	USD	144,986	—
JPM	12/2013	43,610	TRY	22,213	USD	—	873,834
JPM	11/2013	142,051	USD	320,545	BRR	—	1,308,392
JPM	10/2013	12,581	USD	23,219,000	COP	409,179	—
JPM	4/2014	18,725	USD	4,207,000	HUF	—	134,289
JPM	1/2014	6,005	USD	70,554,000	IDR	83,845	—
JPM	11/2013	4,594	USD	454,000	JPY	9,963	36,185
JPM	10/2013	37,896	USD	468,000	MXN	2,243,756	—
JPM	10/2013	30,859	USD	100,815	MYR	—	12,444
JPM	10/2013-12/2013	90,741	USD	3,054,120	RUR	—	2,652,547
JPM	5/2014	13,528	USD	409,500	THB	595,206	—
JPM	10/2013-12/2013	90,947	USD	175,565	TRY	4,650,593	—
MSCO	11/2013	350,100	MXN	26,698	USD	149,274	188,476
MSCO	10/2013	19,800	PEN	7,161	USD	—	78,708
MSCO	7/2014	20,216	USD	46,720	BRR	420,427	—
MSCO	11/2013	16,380	USD	12,305	EUR	2,276	271,763
MSCO	11/2013	6,742	USD	4,325	GBP	—	256,013
MSCO	10/2013-4/2014	57,917	USD	13,147,000	HUF	—	1,529,181
MSCO	10/2013-12/2013	150,500	USD	1,933,400	MXN	3,650,609	382,999
MSCO	11/2013	408	USD	2,640	SEK	—	2,095
MSCO	10/2013	341,310	ZAR	33,145	USD	812,453	—
NOM	12/2013	3,210	EUR	4,345	USD	—	1,871
NOM	11/2013	3,642,000	JPY	36,131	USD	933,412	—
NOM	11/2013	66,430	MYR	20,687	USD	—	373,636
NOM	11/2013	242,100	THB	7,833	USD	10,187	127,476
NOM	11/2013	26,797	USD	84,935	MYR	824,860	—
RBSC	11/2013	1,515	CHF	1,576	USD	99,744	—
RBSC	11/2013	33,874,000	KRW	30,419	USD	981,184	—

66	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Footnotes to Consolidated Statement of Investments Continued

Forward Currency Exchange Contracts Continued

Counterparty	Settlement Month(s)	Currency Purchased (000’s)		Currency Sold (000’s)		Unrealized Appreciation	Unrealized Depreciation
RBSC	11/2013	2,430	NOK	411	USD	$—	$7,591
RBSC	11/2013	48,720	PLZ	15,248	USD	298,968	—
RBSC	11/2013	120	SEK	18	USD	493	—
RBSC	11/2013	273	USD	1,545	DKK	—	7,269
RBSC	12/2013	1,932	USD	441,000	HUF	—	63,302
RBSC	12/2013-3/2014	49,213	USD	11,118,000	HUF	—	966,790
RBSC	10/2013	9,912	USD	93,710	ZAR	589,124	—

Total unrealized appreciation and depreciation						$34,341,026	$27,934,629

Futures Contracts as of September 30, 2013:
Description	Exchange	Buy/Sell	Expiration Date	Number of Contracts	Unrealized Appreciation (Depreciation)
Australian Treasury Bonds, 10 yr.	SFE	Sell	12/16/13	267	$ (596,516)
Euro-Bundesobligation	EUX	Sell	12/6/13	73	(232,210)
U.S. Long Bonds	CBT	Buy	12/19/13	2,098	7,160,280
U.S. Long Bonds	CBT	Sell	12/19/13	910	(1,404,489)
U.S. Treasury Nts., 2 yr.	CBT	Sell	12/31/13	905	(406,675)
U.S. Treasury Nts., 5 yr.	CBT	Buy	12/31/13	1,057	350,363
U.S. Treasury Nts., 5 yr.	CBT	Sell	12/31/13	5,932	(8,867,392)
U.S. Treasury Nts., 10 yr.	CBT	Buy	12/19/13	453	824,598
U.S. Treasury Nts., 10 yr.	CBT	Sell	12/19/13	538	(1,217,358)
U.S. Treasury Ultra Bonds	CBT	Buy	12/19/13	806	3,474,481
United Kingdom Long Gilt	LIF	Sell	12/27/13	77	(174,780)

					$(1,089,698)

Over-the-Counter Written Options as of September 30, 2013:

Description	Counterparty	Exercise Price		Expiration Date	Number of Contracts		Premiums Received	Value
AUD Currency Put	GSCO-OT	70.080	JPY	9/10/14	(6,450,000)	AUD	$57,973	$(55,817)
AUD Currency Put	BOFA	70.000	JPY	8/4/14	(4,715,000)	AUD	52,990	(32,166)
BRR Currency Call	GSCO-OT	2.133	BRR	12/23/13	(489,435,000)	BRR	1,585,930	(1,739,051)
BRR Currency Put	CITNA-B	2.460	BRR	10/15/13	(104,550,000)	BRR	347,225	(1,261)
France (Republic of) Bonds, 2.75%, 10/25/27 Put	JPM	98.875	EUR	10/22/13	(4,725,000)	EUR	176,191	(80,894)
INR Currency Put	GSCO-OT	98.320	INR	9/2/14	(411,000,000)	INR	82,385	(15,367)
INR Currency Put	GSCO-OT	100.000	INR	9/3/14	(417,000,000)	INR	75,477	(13,477)
iShares iBoxx High Yield Corporate Bond Exchange Traded Fund Put	GSCO-OT	90.000	USD	12/20/13	(4,664)	USD	1,407,005	(807,761)
iShares iBoxx High Yield Corporate Bond Exchange Traded Fund Put	DEU	89.000	USD	12/20/13	(1,556)	USD	474,580	(214,837)
iShares iBoxx High Yield Corporate Bond Exchange Traded Fund Put	GSCO-OT	89.000	USD	12/20/13	(3,111)	USD	925,530	(424,056)
iShares iBoxx High Yield Corporate Bond Exchange Traded Fund Put	DEU	90.000	USD	12/20/13	(1,554)	USD	485,625	(271,525)

OPPENHEIMER GLOBAL STRATEGIC INCOME FUND	67

CONSOLIDATED STATEMENT OF INVESTMENTS    Continued

Footnotes to Consolidated Statement of Investments Continued

Over-the-Counter Written Options Continued
Description	Counterparty	Exercise Price		Expiration Date	Number of Contracts		Premiums Received	Value
iShares iBoxx High Yield Corporate Bond Exchange Traded Fund Put	DEU	91.000	USD	12/20/13	(1,554)	USD	$520,590	$(346,210)
JPY Currency Call[1]	GSCO-OT	90.000	JPY	5/22/15	(1,904,000,000)	JPY	359,644	(569,296)
JPY Currency Put	GSCO-OT	120.000	JPY	5/22/15	(2,539,000,000)	JPY	429,514	(125,909)
JPY Currency Put	GSCO-OT	100.000	JPY	10/18/13	(640,000,000)	JPY	16,256	(22,957)
MXN Currency Call	GSCO-OT	12.275	MXN	12/23/13	(337,600,000)	MXN	165,568	(82,189)
MXN Currency Call	GSCO-OT	12.250	MXN	9/29/14	(52,300,000)	MXN	59,131	(61,286)
MXN Currency Put	GSCO-OT	13.310	MXN	10/18/13	(534,000,000)	MXN	404,813	(316,828)
MXN Currency Put	MSCO	13.310	MXN	10/18/13	(534,000,000)	MXN	414,241	(316,828)
MXN Currency Put	GSCO-OT	15.750	MXN	9/29/14	(67,200,000)	MXN	89,899	(86,174)
TRY Currency Put[2]	GSCO-OT	2.115	TRY	10/9/13	(28,375,000)	TRY	115,540	(15,777)
TRY Currency Put	GSCO-OT	2.058	TRY	10/22/13	(27,545,000)	TRY	101,344	(94,051)

Total Over-the-Counter Written Options							$8,347,451	$(5,693,717)

1. Knock-in option becomes eligible for exercise if at any time prior to expiration spot rates are less than or equal to 79.50 JPY per 1 USD.

2. Knock-in option becomes eligible for exercise if at any time prior to expiration spot rates are greater than or equal to 2.1645 TRY per 1 USD.

Over-the-Counter Credit Default Swaps at September 30, 2013 are as follows:
Reference Entity	Swap Counterparty	Buy/Sell Protection	Fixed Rate	Maturity Date	Notional Amount (000’s)		Premiums Received/ (Paid)	Value
Banco Bilbao Vizcaya Argentaria Senior Finance SAU	UBS	Sell	3%	12/20/17	940	EUR	$37,173	$41,696
Banco Santander SA	UBS	Sell	3	9/20/17	900	EUR	(3,245)	47,532
Ireland (Republic of)	GSCOI	Buy	1	3/20/18	2,365	USD	(99,348)	30,988
Ireland (Republic of)	GSCOI	Buy	1	3/20/18	2,080	EUR	(76,956)	(39,183)
Italy (Republic of)	GSCOI	Sell	1	3/20/23	2,340	USD	374,113	(346,102)
Peru (Republic of)	DEU	Buy	1	9/20/18	12,425	USD	(199,286)	287,592
Ukraine	JPM	Buy	5	12/20/18	5,550	USD	(1,116,079)	1,228,936

Total Over-the-Counter Credit Default Swaps							$(1,083,628)	$1,251,459

The table that follows shows the undiscounted maximum potential payment by the Fund related to selling credit protection in credit default swaps:

Type of Reference Asset on which the Fund Sold Protection	Total Maximum Potential Payments for Selling Credit Protection (Undiscounted)		Amount Recoverable*		Reference Asset Rating Range**
Investment Grade Single Name Corporate Debt (EUR)	1,840,000	EUR	—	EUR	BBB to BBB-
Investment Grade Sovereign Debt	$2,340,000		$—		BBB+

Total EUR	1,840,000	EUR	—	EUR

Total USD	$2,340,000		$—

* The Fund has no amounts recoverable from related purchased protection. In addition, the Fund has no recourse provisions under the credit derivatives and holds no collateral which can offset or reduce potential payments under a triggering event.

68	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Footnotes to Consolidated Statement of Investments Continued

** The period end reference asset security ratings, as rated by any rating organization, are included in the equivalent Standard & Poor’s rating category. The reference asset rating represents the likelihood of a potential credit event on the reference asset which would result in a related payment by the Fund.

Cleared Interest Rate Swaps at September 30, 2013:
Exchange	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)		Value
CITI	Receive	Three-Month USD BBA LIBOR	2.855%	9/20/23	9,715	USD	$(82,227)
JPM	Receive	Six-Month EUR EURIBOR	1.435	9/5/18	72,285	EUR	(1,122,028)
JPM	Receive	Six-Month EUR EURIBOR	2.254	9/5/23	8,925	EUR	(227,405)
JPM	Receive	Six-Month EUR EURIBOR	2.253	9/6/23	47,260	EUR	(1,193,612)
JPM	Receive	Three-Month USD BBA LIBOR	1.859	3/6/17	241,205	USD	(2,473,089)

Total of Cleared Interest Rate Swaps							$(5,098,361)

Over-the-Counter Interest Rate Swaps at September 30, 2013:

Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)		Value
BAC	Pay	MXN TIIE BANXICO	8.255%	8/10/23	124,700	MXN	$(46,499)
BAC	Pay	Three-Month SEK STIBOR SIDE	2.175	5/10/23	17,000	SEK	(116,528)
BAC	Pay	Three-Month ZAR JIBAR SAFEX	6.980	6/20/15	196,300	ZAR	84,989
BOFA	Pay	MXN TIIE BANXICO	7.530	5/18/33	9,500	MXN	(8,936)
BOFA	Pay	Three-Month CAD BA CDOR	1.660	5/9/16	23,415	CAD	(76,487)
BOFA	Pay	Three-Month CAD BA CDOR	3.155	9/18/23	9,970	CAD	121,054
GSCOI	Pay	BZDI	9.950	1/2/15	69,265	BRR	23,080
GSCOI	Pay	Six-Month JPY BBA LIBOR	0.820	4/15/23	280,000	JPY	10,098
GSCOI	Pay	Three-Month SEK STIBOR SIDE	1.565	5/3/18	68,000	SEK	(232,132)
GSCOI	Pay	Three-Month ZAR JIBAR SAFEX	7.000	6/20/15	302,500	ZAR	136,555
GSCOI	Pay	Three-Month ZAR JIBAR SAFEX	7.950	6/22/16	213,800	ZAR	99,972
GSCOI	Pay	Three-Month ZAR JIBAR SAFEX	7.850	6/25/16	206,400	ZAR	80,357
GSCOI	Pay	Three-Month ZAR JIBAR SAFEX	7.638	8/3/16	515,700	ZAR	62,687
HSBC	Pay	MXN TIIE BANXICO	7.775	7/28/23	127,600	MXN	(193,003)
JPM	Pay	MXN TIIE BANXICO	7.340	5/17/33	9,500	MXN	(23,750)
JPM	Pay	Three-Month ZAR JIBAR SAFEX	7.460	6/19/16	409,400	ZAR	26,376
JPM	Pay	Three-Month ZAR JIBAR SAFEX	7.920	6/20/16	325,900	ZAR	152,976

OPPENHEIMER GLOBAL STRATEGIC INCOME FUND	69

CONSOLIDATED STATEMENT OF INVESTMENTS    Continued

Footnotes to Consolidated Statement of Investments Continued

Over-the-Counter Interest Rate Swaps Continued
Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)		Value
JPM	Pay	Three-Month ZAR JIBAR SAFEX	6.450%	7/2/15	576,100	ZAR	$(38,261)

Total of Over-the-Counter Interest Rate Swaps							$62,548

Over-the-Counter Credit Default Swaptions Written at September 30, 2013
	Counterparty	Buy/Sell Protection	Reference Asset	Fixed Rate	Expiration Date	Notional Amount (000’s)		Premium Received	Value
Credit Default Swap maturing 6/20/18 Call	BOFA	Buy	iTraxx Europe Senior Financials Series 19 Version 1	1.000%	10/17/13	30,280	EUR	$59,901	$(90,617)
Credit Default Swap maturing 6/20/18 Call	JPM	Sell	CDX.NA.HY.20	5.000	12/19/13	2,370	USD	37,920	(3,343)
Credit Default Swap maturing 6/20/18 Call	JPM	Sell	CDX.NA.HY.20	5.000	12/19/13	2,370	USD	36,143	(61,583)
Credit Default Swap maturing 6/20/18 Call	JPM	Buy	iTraxx Europe Crossover Series 19 Version 1	5.000	11/21/13	4,310	EUR	47,492	(12,958)

Total Over-the-Counter Credit Default Swaptions Written								$181,456	$(168,501)

Over-the-Counter Interest Rate Swaptions Written at September 30, 2013
	Counterparty	Pay/ Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000’s)		Premium Received	Value
Interest Rate Swap maturing 8/5/17 Call	BAC	Pay	Six-Month EUR EURIBOR	1.490%	8/4/15	125,645	EUR	$1,148,630	$(1,199,989)
Interest Rate Swap maturing 6/1/33 Call	BAC	Pay	Six-Month EUR EURIBOR	3.117	5/31/23	4,730	EUR	416,352	(446,902)
Interest Rate Swap maturing 10/20/23 Call	BAC	Pay	MXN TIIE BANXICO	5.390	11/1/13	137,600	MXN	229,728	(1,041,473)
Interest Rate Swap maturing 6/20/21 Call	BAC	Receive	Six-Month GBP BBA LIBOR	2.118	6/21/16	18,865	GBP	498,840	(195,050)
Interest Rate Swap maturing 6/20/21 Call	BAC	Pay	Six-Month GBP BBA LIBOR	3.118	6/21/16	18,865	GBP	398,482	(808,439)
Interest Rate Swap maturing 1/25/21 Call	BAC	Pay	Six-Month GBP BBA LIBOR	2.295	1/26/16	16,980	GBP	634,874	(1,137,849)

70	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Footnotes to Consolidated Statement of Investments Continued

Over-the-Counter Interest Rate Swaptions Written Continued
	Counterparty	Pay/ Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000’s)		Premium Received	Value
Interest Rate Swap maturing 7/20/20 Call	BAC	Receive	Six-Month GBP BBA LIBOR	1.770%	7/21/15	14,115	GBP	$200,488	$(96,016)
Interest Rate Swap maturing 7/20/20 Call	BAC	Pay	Six-Month GBP BBA LIBOR	2.770	7/21/15	14,115	GBP	284,564	(471,532)
Interest Rate Swap maturing 1/14/19 Call	BAC	Receive	Six-Month GBP BBA LIBOR	1.250	7/21/15	23,615	GBP	71,997	(12,502)
Interest Rate Swap maturing 1/14/19 Call	BAC	Pay	Six-Month GBP BBA LIBOR	2.000	7/21/15	23,615	GBP	233,200	(242,091)
Interest Rate Swap maturing 4/27/22 Call	BAC	Pay	Three-Month USD BBA LIBOR	3.100	4/26/17	76,315	USD	1,976,559	(3,735,542)
Interest Rate Swap maturing 2/12/18 Call	BAC	Receive	Three-Month USD BBA LIBOR	1.862	2/7/14	111,005	USD	249,761	(191,840)
Interest Rate Swap maturing 12/9/18 Call	BAC	Receive	Three-Month USD BBA LIBOR	1.950	12/6/13	130,540	USD	881,145	(2,368,995)
Interest Rate Swap maturing 1/2/24 Call	BOFA	Pay	MXN TIIE BANXICO	6.060	1/14/14	23,685	MXN	68,656	(120,736)
Interest Rate Swap maturing 10/21/23 Call	BOFA	Receive	Three-Month USD BBA LIBOR	3.070	10/18/13	56,355	USD	586,092	(1,428,853)
Interest Rate Swap maturing 12/18/18 Call	BOFA	Pay	Three-Month USD BBA LIBOR	2.403	12/17/13	116,200	USD	778,540	(1,234,568)
Interest Rate Swap maturing 2/5/44 Call	BOFA	Receive	Three-Month USD BBA LIBOR	3.760	2/4/14	18,555	USD	894,351	(694,616)
Interest Rate Swap maturing 8/4/21 Call	BOFA	Pay	Three-Month USD BBA LIBOR	4.860	8/3/16	18,600	USD	279,000	(271,223)
Interest Rate Swap maturing 7/27/26 Call	BOFA	Pay	Three-Month USD BBA LIBOR	3.960	7/26/16	50,010	USD	2,707,518	(2,675,630)
Interest Rate Swap maturing 10/8/23 Call	BOFA	Pay	Three-Month CAD BA CDOR	2.583	10/9/13	55,735	CAD	483,929	(2,181,679)
Interest Rate Swap maturing 12/27/18 Call	GSCOI	Pay	Six-Month EUR EURIBOR	2.055	12/23/13	23,645	EUR	185,925	(118,500)
Interest Rate Swap maturing 1/22/24 Call	GSCOI	Pay	Three-Month USD BBA LIBOR	4.500	3/14/14	83,635	USD	836,350	(454,651)
Interest Rate Swap maturing 1/16/16 Call	GSCO-OT	Pay	Three-Month USD BBA LIBOR	2.000	3/14/14	752,800	USD	451,680	(90,876)

OPPENHEIMER GLOBAL STRATEGIC INCOME FUND	71

CONSOLIDATED STATEMENT OF INVESTMENTS    Continued

Footnotes to Consolidated Statement of Investments Continued

Over-the-Counter Interest Rate Swaptions Written Continued
	Counterparty	Pay/ Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000’s)		Premium Received	Value
Interest Rate Swap maturing 12/4/20 Call	GSCO-OT	Pay	Six-Month GBP BBA LIBOR	2.055%	12/7/15	18,075	GBP	$681,700	$(1,328,904)
Interest Rate Swap maturing 5/13/24 Call	JPM	Pay	Six-Month AUD BBR BBSW	4.057	5/13/14	4,685	AUD	121,950	(207,106)
Interest Rate Swap maturing 10/12/23 Call	JPM	Pay	MXN TIIE BANXICO	6.750	12/24/13	20,100	MXN	43,457	(43,457)
Interest Rate Swap maturing 10/19/23 Call	JPM	Pay	MXN TIIE BANXICO	5.440	12/24/13	139,400	MXN	237,538	(1,013,719)
Interest Rate Swap maturing 3/7/19 Call	JPM	Pay	Three-Month USD BBA LIBOR	2.860	3/6/14	94,050	USD	752,400	(209,924)
Interest Rate Swap maturing 1/26/27 Call	UBS	Pay	Six-Month EUR EURIBOR	2.545	1/25/17	9,395	EUR	575,184	(392,660)
Interest Rate Swap maturing 12/9/18 Call	UBS	Receive	Six-Month EUR EURIBOR	1.650	12/6/13	12,925	EUR	136,488	(309,590)
Interest Rate Swap maturing 3/7/24 Call	UBS	Receive	Six-Month EUR EURIBOR	2.510	3/6/14	8,615	EUR	226,024	(414,866)
Interest Rate Swap maturing 6/12/17 Call	UBS	Pay	Six-Month EUR EURIBOR	1.320	6/11/15	32,500	EUR	305,814	(300,297)
Interest Rate Swap maturing 12/5/18 Call	UBS	Receive	Six-Month GBP BBA LIBOR	2.150	12/6/13	8,615	GBP	122,208	(246,638)
Interest Rate Swap maturing 5/23/18 Call	UBS	Pay	Six-Month GBP BBA LIBOR	1.545	12/6/13	9,400	GBP	124,295	(312,998)
Interest Rate Swap maturing 11/5/23 Call	UBS	Pay	Three-Month USD BBA LIBOR	3.408	11/4/13	14,130	USD	105,269	(3,975)

Total Over-the-Counter Interest Rate Swaptions Written								$17,928,988	$(26,003,686)

Glossary:

Counterparty Abbreviations

BAC	Barclays Bank plc
BOFA	Bank of America
BNP	BNP Paribas
CITNA-B	Citibank NA
DEU	Deutsche Bank Securities, Inc.
FIB	Credit Suisse International
GSCO-OT	Goldman Sachs Bank USA
GSCOI	Goldman Sachs International
HSBC	HSBC Bank USA NA

JPM	JPMorgan Chase Bank NA
MSCO	Morgan Stanley Capital Services, Inc.
NOM	Nomura Global Financial Products, Inc.
RBSC	Royal Bank of Scotland plc (The)
UBS	UBS AG

72	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Footnotes to Consolidated Statement of Investments Continued

Currency abbreviations indicate amounts reporting in currencies

AUD	Australian Dollar
BRR	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
COP	Colombian Peso
DKK	Danish Krone
EUR	Euro
GBP	British Pound Sterling
HUF	Hungarian Forint
IDR	Indonesia Rupiah
INR	Indian Rupee
JPY	Japanese Yen

KRW	South Korean Won

MXN	Mexican Nuevo Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
PEN	Peruvian New Sol
PHP	Philippines Peso
PLZ	Polish Zloty
RUR	Russian Ruble
SEK	Swedish Krona
THB	Thai Bhat
TRY	New Turkish Lira
ZAR	South African Rand

Definitions

BA CDOR	Canada Bankers Acceptances Deposit Offering Rate
BANXICO	Banco de Mexico
BBA LIBOR	British Bankers’ Association London-Interbank Offered Rate
BBR BBSW	Bank Bill Swap Reference Rate (Australian Financial Market)
BZDI	Brazil Interbank Deposit Rate
CDX.NA.HY.20	Markit CDX North American High Yield
EURIBOR	Euro Interbank Offered Rate
iTraxx Europe Crossover Series 19 Version 1	Credit Default Swap Trading Index for a Specific Basket of Securities

iTraxx Europe Senior Financials Series 19 Version 1	Credit Default Swap Trading Index for a Specific Basket of Securities
JIBAR SAFEX	Johannesburg Intgerbank Agreed Rate South African Fututres Exchange
STIBOR SIDE	Stockholm Interbank Offered Rate
TIIE	Interbank Equilibrium Interest Rate

Exchange Abbreviations

CBT	Chicago Board of Trade
CITI	Citigroup
JPM	JPMorgan Chase Bank NA
EUX	European Stock Exchanges

LIF	London Interantional Financial Futures and Options Exchange
SFE	Sydney Futures Exchange

See accompanying Consolidated Notes to Financial Statements.

OPPENHEIMER GLOBAL STRATEGIC INCOME FUND	73

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES    September 30, 2013

Assets
Investments, at value—see accompanying consolidated statement of investments:
Unaffiliated companies (cost $8,039,512,272)	$7,851,276,891
Affiliated companies (cost $590,552,640)	584,423,635
8,435,700,526
Cash—foreign currencies (cost $9,579)	9,579
Cash used for collateral on OTC derivatives	12,501,248
Unrealized appreciation on foreign currency exchange contracts	34,341,026
Swaps, at value (net premiums paid $1,380,785)	2,434,888
Receivables and other assets:
Investments sold (including $141,057,494 sold on a when-issued or delayed delivery basis)	194,619,286
Interest, dividends and principal paydowns	88,149,624
Closed foreign currency contracts	7,419,804
Shares of beneficial interest sold	5,050,855
Variation margin receivable	157,990
Other	309,391
Total assets	8,780,694,217
Liabilities
Bank overdraft	12,176,855
Options written, at value (premiums received $8,347,451)	5,693,717
Swaptions written, at value (premiums received $18,110,444)	26,172,187
Unrealized depreciation on foreign currency exchange contracts	27,934,629
Swaps, at value (net premiums received $297,157)	1,120,881
Payables and other liabilities:
Investments purchased (including $607,123,685 purchased on a when-issued or delayed delivery basis)	649,178,877
Shares of beneficial interest redeemed	19,721,711
Closed foreign currency contracts	12,795,818
Variation margin payable	6,010,363
Dividends	4,649,410
Distribution and service plan fees	1,515,508
Transfer and shareholder servicing agent fees	1,066,959
Shareholder communications	369,674
Trustees’ compensation	272,999
Other	659,116
Total liabilities	769,338,704
Net Assets	$8,011,355,513
Composition of Net Assets
Par value of shares of beneficial interest	$1,942,465
Additional paid-in capital	8,875,997,103
Accumulated net investment income	1,024,562
Accumulated net realized loss on investments and foreign currency transactions	(668,395,078)
Net unrealized depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(199,213,539)
Net Assets	$8,011,355,513

74	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $5,599,882,505 and 1,357,329,718 shares of beneficial interest outstanding)	$4.13
Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$4.34
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $205,204,454 and 49,567,408 shares of beneficial interest outstanding)	$4.14
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $1,337,248,196 and 324,782,089 shares of beneficial interest outstanding)	$4.12
Class I Shares:
Net asset value, redemption price and offering price per share (based on net assets of $87,638,850 and 21,324,786 shares of beneficial interest outstanding)	$4.11
Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $208,522,860 and 50,509,802 shares of beneficial interest outstanding)	$4.13
Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $572,858,648 and 138,951,689 shares of beneficial interest outstanding)	$4.12

See accompanying Notes to Consolidated Financial Statements.

OPPENHEIMER GLOBAL STRATEGIC INCOME FUND	75

CONSOLIDATED STATEMENT OF OPERATIONS    For the Year Ended September 30, 2013

Allocation of Income and Expenses from Master Funds[1]
Net investment income allocated from Oppenheimer Master Event-Linked Bond Fund, LLC:
Interest	$14,714,607
Dividends	7,912
Net expenses	(726,542)
Net investment income allocated from Oppenheimer Master Event-Linked Bond Fund, LLC	13,995,977
Net investment income allocated from Oppenheimer Master Loan Fund, LLC:
Interest	43,492,830
Dividends	38,665
Net expenses	(2,080,337)
Net investment income allocated from Oppenheimer Master Loan Fund, LLC	41,451,158
Total allocation of net investment income from master funds	55,447,135
Investment Income
Interest:
Unaffiliated companies	474,236,801
Affiliated companies	1,705,444
Dividends:
Unaffiliated companies	790,648
Affiliated companies	452,700
Fee income on when-issued securities	30,289,019
Other income	100,221
Total investment income	507,574,833
Expenses
Management fees	45,787,757
Distribution and service plan fees:
Class A	15,126,902
Class B	2,518,574
Class C	15,080,039
Class N	1,153,318
Transfer and shareholder servicing agent fees:
Class A	8,523,537
Class B	703,102
Class C	1,941,785
Class I	22,817
Class N	633,445
Class Y	1,004,898
Shareholder communications:
Class A	886,165
Class B	78,405
Class C	201,696
Class I	303
Class N	25,070
Class Y	57,428
Custodian fees and expenses	1,215,323
Trustees’ compensation	214,901
Other	779,539
Total expenses	95,955,004
Less waivers and reimbursements of expenses	(2,784,726)
Net expenses	93,170,278
Net Investment Income	469,851,690

76	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from:
Unaffiliated companies (including premiums on options and swaptions exercised)	$(12,176,244)
Affiliated companies	(39,639,586)
Closing and expiration of option contracts written	40,860,988
Closing and expiration of swaption contracts written	6,052,314
Closing and expiration of futures contracts	(56,176,040)
Foreign currency transactions	(191,539,138)
Swap contracts	(19,055,620)
Net realized gain (loss) allocated from:
Oppenheimer Master Event-Linked Bond Fund, LLC	(414,342)
Oppenheimer Master Loan Fund, LLC	19,915,996
Net realized loss	(252,171,672)
Net change in unrealized appreciation/depreciation on:
Investments	(122,651,967)
Translation of assets and liabilities denominated in foreign currencies	18,112,205
Futures contracts	1,600,973
Option contracts written	(1,398,952)
Swaption contracts written	(7,552,757)
Swap contracts	(6,182,448)
Net change in unrealized appreciation/depreciation allocated from:
Oppenheimer Master Event-Linked Bond Fund, LLC	4,662,497
Oppenheimer Master Loan Fund, LLC	(9,147,556)
Net change in unrealized appreciation/depreciation	(122,558,005)
Net Increase in Net Assets Resulting from Operations	$95,122,013

1. The Fund invests in certain affiliated funds that expect to be treated as partnerships for tax purposes. See Note 1 of the accompanying Consolidated Notes.

See accompanying Notes to Consolidated Financial Statements.

OPPENHEIMER GLOBAL STRATEGIC INCOME FUND	77

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2013	Year Ended September 28, 2012[1,2]
Operations
Net investment income	$469,851,690	$497,858,235
Net realized loss	(252,171,672)	(82,449,520)
Net change in unrealized appreciation/depreciation	(122,558,005)	597,223,016
Net increase in net assets resulting from operations	95,122,013	1,012,631,731
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(254,192,723)	(330,771,757)
Class B	(8,625,849)	(13,000,514)
Class C	(53,343,001)	(69,498,317)
Class I	(3,302,056)	(723,309)
Class N	(8,876,327)	(12,083,986)
Class Y	(29,124,765)	(42,405,408)
	(357,464,721)	(468,483,291)
Tax return of capital distribution:
Class A	(76,629,049)	(16,982,855)
Class B	(2,600,352)	(667,487)
Class C	(16,080,805)	(3,568,261)
Class I	(995,439)	(37,137)
Class N	(2,675,862)	(620,430)
Class Y	(8,779,964)	(2,177,226)
	(107,761,471)	(24,053,396)
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(419,396,363)	60,827,515
Class B	(67,890,278)	(18,958,333)
Class C	(121,974,759)	51,407,175
Class I	40,385,383	49,687,337
Class N	(20,696,374)	(1,212,963)
Class Y	(128,590,213)	(21,368,986)
	(718,162,604)	120,381,745
Net Assets
Total increase (decrease)	(1,088,266,783)	640,476,789
Beginning of period	9,099,622,296	8,459,145,507
End of period (including accumulated net investment income of $1,024,562 and $42,957,670 respectively)	$8,011,355,513	$9,099,622,296

1. September 28, 2012 represents the last business day of the Fund’s reporting period. See Note 1 of the accompanying Consolidated Notes.

2. Certain amounts have been restated to reflect a change in method of accounting. See Note 1 of the accompanying Consolidated Notes.

See accompanying Notes to Consolidated Financial Statements.

78	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS

	Year Ended September 30,	Year Ended September 28,	Year Ended September 30,	Year Ended September 30,	Year Ended September 30,
Class A	2013	2012[1],2	2011	2010	2009

Per Share Operating Data
Net asset value, beginning of period	$4.30	$4.05	$4.32	$3.91	$3.96
Income (loss) from investment operations:
Net investment income[3]	.23	.25	.27	.28	.24
Net realized and unrealized gain (loss)	(.17)	.25	(.28)	.40	(.05)
Total from investment operations	.06	.50	(.01)	.68	.19
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.18)	(.24)	(.26)	(.27)	(.18)
Tax return of capital distribution	(.05)	(.01)	—	—	(.06)
Total dividends and/or distributions to shareholders	(.23)	(.25)	(.26)	(.27)	(.24)
Net asset value, end of period	$4.13	$4.30	$4.05	$4.32	$3.91
Total Return, at Net Asset Value[4]	1.30%	12.61%	(0.31)%	18.17%	5.59%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,599,883	$6,276,192	$5,857,280	$6,368,118	$6,019,723
Average net assets (in thousands)	$6,198,248	$5,865,852	$6,278,335	$6,047,257	$5,942,116
Ratios to average net assets:[5,6]
Net investment income	5.39%	5.99%	6.23%	6.91%	6.74%
Expenses excluding interest and fees from borrowings	0.96%	0.98%	0.97%	0.99%	0.97%
Interest and fees from borrowings	—	—	—[7]	0.28%	0.01%
Total expenses[8]	0.96%	0.98%	0.97%	1.27%	0.98%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.93%	0.93%	0.92%	1.23%	0.96%
Portfolio turnover rate[9]	95%	74%	53%	94%	96%

1. September 28, 2012 represents the last business day of the Fund’s reporting period. See Note 1 of the accompanying Consolidated Notes.

2. Certain amounts have been restated to reflect a change in method of accounting. See Note 1 of the accompanying Consolidated Notes.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

7. Less than 0.005%.

OPPENHEIMER GLOBAL STRATEGIC INCOME FUND	79

CONSOLIDATED FINANCIAL HIGHLIGHTS    Continued

8. Total expenses including all affiliated fund expenses were as follows:

Year Ended September 30, 2013	0.96%
Year Ended September 28, 2012	0.98%
Year Ended September 30, 2011	0.97%
Year Ended September 30, 2010	1.27%
Year Ended September 30, 2009	0.99%

9. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Year Ended September 30, 2013	$19,306,537,913	$20,594,832,307
Year Ended September 28, 2012	$9,325,024,559	$7,885,278,752
Year Ended September 30, 2011	$3,961,769,663	$3,820,541,826
Year Ended September 30, 2010	$2,754,184,019	$2,975,421,694
Year Ended September 30, 2009	$5,100,694,441	$4,915,091,623

See accompanying Notes to Consolidated Financial Statements.

80	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Year Ended September 30,	Year Ended September 28,	Year Ended September 30,	Year Ended September 30,	Year Ended September 30,
Class B	2013	2012[1,2]	2011	2010	2009

Per Share Operating Data
Net asset value, beginning of period	$4.32	$4.06	$4.33	$3.93	$3.98
Income (loss) from investment operations:
Net investment income[3]	.19	.21	.23	.24	.20
Net realized and unrealized gain (loss)	(.18)	.26	(.28)	.40	(.04)
Total from investment operations	.01	.47	(.05)	.64	.16
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.15)	(.20)	(.22)	(.24)	(.16)
Tax return of capital distribution	(.04)	(.01)	—	—	(.05)
Total dividends and/or distributions to shareholders	(.19)	(.21)	(.22)	(.24)	(.21)
Net asset value, end of period	$4.14	$4.32	$4.06	$4.33	$3.93
Total Return, at Net Asset Value[4]	0.15%	11.84%	(1.21)%	16.74%	4.64%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$205,204	$282,504	$284,757	$342,069	$353,248
Average net assets (in thousands)	$252,333	$272,336	$320,622	$331,317	$355,973
Ratios to average net assets:[5,6]
Net investment income	4.50%	5.08%	5.31%	5.96%	5.83%
Expenses excluding interest and fees from borrowings	1.87%	1.89%	1.89%	1.93%	1.89%
Interest and fees from borrowings	—	—	—[7]	0.28%	0.01%
Total expenses[8]	1.87%	1.89%	1.89%	2.21%	1.90%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.84%	1.84%	1.84%	2.17%	1.88%
Portfolio turnover rate[9]	95%	74%	53%	94%	96%

1. September 28, 2012 represents the last business day of the Fund’s reporting period. See Note 1 of the accompanying Consolidated Notes.

2. Certain amounts have been restated to reflect a change in method of accounting. See Note 1 of the accompanying Consolidated Notes.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

7. Less than 0.005%.

OPPENHEIMER GLOBAL STRATEGIC INCOME FUND	81

CONSOLIDATED FINANCIAL HIGHLIGHTS    Continued

8. Total expenses including all affiliated fund expenses were as follows:

Year Ended September 30, 2013	1.87%
Year Ended September 28, 2012	1.89%
Year Ended September 30, 2011	1.89%
Year Ended September 30, 2010	2.21%
Year Ended September 30, 2009	1.91%

9. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Year Ended September 30, 2013	$19,306,537,913	$20,594,832,307
Year Ended September 28, 2012	$9,325,024,559	$7,885,278,752
Year Ended September 30, 2011	$3,961,769,663	$3,820,541,826
Year Ended September 30, 2010	$2,754,184,019	$2,975,421,694
Year Ended September 30, 2009	$5,100,694,441	$4,915,091,623

See accompanying Notes to Consolidated Financial Statements.

82	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Year Ended September 30,	Year Ended September 28,	Year Ended September 30,	Year Ended September 30,	Year Ended September 30,
Class C	2013	2012[1],2	2011	2010	2009

Per Share Operating Data
Net asset value, beginning of period	$4.30	$4.04	$4.31	$3.91	$3.96
Income (loss) from investment operations:
Net investment income[3]	.20	.22	.24	.25	.21
Net realized and unrealized gain (loss)	(.18)	.26	(.28)	.39	(.05)
Total from investment operations	.02	.48	(.04)	.64	.16
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.15)	(.21)	(.23)	(.24)	(.16)
Tax return of capital distribution	(.05)	(.01)	—	—	(.05)
Total dividends and/or distributions to shareholders	(.20)	(.22)	(.23)	(.24)	(.21)
Net asset value, end of period	$4.12	$4.30	$4.04	$4.31	$3.91
Total Return, at Net Asset Value[4]	0.30%	12.05%	(1.08)%	17.01%	4.79%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,337,248	$1,522,039	$1,384,378	$1,448,886	$1,292,721
Average net assets (in thousands)	$1,510,477	$1,411,513	$1,453,972	$1,330,764	$1,201,421
Ratios to average net assets:[5,6]
Net investment income	4.65%	5.24%	5.48%	6.15%	6.00%
Expenses excluding interest and fees from borrowings	1.71%	1.73%	1.73%	1.75%	1.73%
Interest and fees from borrowings	—	—	—[7]	0.28%	0.01%
Total expenses[8]	1.71%	1.73%	1.73%	2.03%	1.74%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.68%	1.68%	1.68%	1.99%	1.72%
Portfolio turnover rate[9]	95%	74%	53%	94%	96%

1. September 28, 2012 represents the last business day of the Fund’s reporting period. See Note 1 of the accompanying Consolidated Notes.

2. Certain amounts have been restated to reflect a change in method of accounting. See Note 1 of the accompanying Consolidated Notes.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

7. Less than 0.005%.

OPPENHEIMER GLOBAL STRATEGIC INCOME FUND	83

CONSOLIDATED FINANCIAL HIGHLIGHTS    Continued

8. Total expenses including all affiliated fund expenses were as follows:

Year Ended September 30, 2013	1.71%
Year Ended September 28, 2012	1.73%
Year Ended September 30, 2011	1.73%
Year Ended September 30, 2010	2.03%
Year Ended September 30, 2009	1.75%

9. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Year Ended September 30, 2013	$19,306,537,913	$20,594,832,307
Year Ended September 28, 2012	$9,325,024,559	$7,885,278,752
Year Ended September 30, 2011	$3,961,769,663	$3,820,541,826
Year Ended September 30, 2010	$2,754,184,019	$2,975,421,694
Year Ended September 30, 2009	$5,100,694,441	$4,915,091,623

See accompanying Notes to Consolidated Financial Statements.

84	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Class I	Year Ended September 30, 2013	Period Ended September 28, 2012[1,2],[3]
Per Share Operating Data
Net asset value, beginning of period	$4.29	$4.17
Income (loss) from investment operations:
Net investment income[4]	.24	.18
Net realized and unrealized gain (loss)	(.18)	.11
Total from investment operations	.06	.29
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.19)	(.16)
Tax return of capital distribution	(.05)	(.01)
Total dividends and/or distributions to shareholders	(.24)	(.17)
Net asset value, end of period	$4.11	$4.29
Total Return, at Net Asset Value[5]	1.43%	7.23%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$87,639	$51,011
Average net assets (in thousands)	$76,202	$17,870
Ratios to average net assets:[6,7]
Net investment income	5.69%	6.37%
Expenses excluding interest and fees from borrowings	0.60%	0.64%
Interest and fees from borrowings	—	—
Total expenses[8]	0.60%	0.64%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.57%	0.60%
Portfolio turnover rate[9]	95%	74%

1. September 28, 2012 represents the last business day of the Fund’s reporting period. See Note 1 of the accompanying Consolidated Notes.

2. Certain amounts have been restated to reflect a change in method of accounting. See Note 1 of the accompanying Consolidated Notes.

3. For the period from January 27, 2012 (inception of offering) to September 28, 2012.

4. Per share amounts calculated based on the average shares outstanding during the period.

5. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

6. Annualized for periods less than one full year.

7. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

8. Total expenses including all affiliated fund expenses were as follows:

Year Ended September 30, 2013	0.60%
Period Ended September 28, 2012	0.64%

9. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Year Ended September 30, 2013	$19,306,537,913	$20,594,832,307
Period Ended September 28, 2012	$9,325,024,559	$7,885,278,752

See accompanying Notes to Consolidated Financial Statements.

OPPENHEIMER GLOBAL STRATEGIC INCOME FUND	85

CONSOLIDATED FINANCIAL HIGHLIGHTS    Continued

	Year Ended September 30,	Year Ended September 28,	Year Ended September 30,	Year Ended September 30,	Year Ended September 30,
Class N	2013	2012[1],[2]	2011	2010	2009
Per Share Operating Data
Net asset value, beginning of period	$4.31	$4.05	$4.32	$3.92	$3.97
Income (loss) from investment operations:
Net investment income[3]	.22	.23	.25	.26	.22
Net realized and unrealized gain (loss)	(.19)	.26	(.28)	.40	(.05)
Total from investment operations	.03	.49	(.03)	.66	.17
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.16)	(.22)	(.24)	(.26)	(.16)
Tax return of capital distribution	(.05)	(.01)	—	—	(.06)
Total dividends and/or distributions to shareholders	(.21)	(.23)	(.24)	(.26)	(.22)
Net asset value, end of period	$4.13	$4.31	$4.05	$4.32	$3.92
Total Return, at Net Asset Value[4]	0.68%	12.42%	(0.73)%	17.34%	5.14%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$208,523	$238,666	$225,889	$230,532	$186,857
Average net assets (in thousands)	$233,104	$229,983	$237,655	$202,619	$164,067
Ratios to average net assets:[5,6]
Net investment income	5.01%	5.59%	5.81%	6.45%	6.34%
Expenses excluding interest and fees from borrowings	1.34%	1.38%	1.39%	1.44%	1.47%
Interest and fees from borrowings	—	—	— [7]	0.28%	0.01%
Total expenses[8]	1.34%	1.38%	1.39%	1.72%	1.48%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.31%	1.33%	1.34%	1.68%	1.39%
Portfolio turnover rate[9]	95%	74%	53%	94%	96%

1. September 28, 2012 represents the last business day of the Fund’s reporting period. See Note 1 of the accompanying Consolidated Notes.

2. Certain amounts have been restated to reflect a change in method of accounting. See Note 1 of the accompanying Consolidated Notes.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

7. Less than 0.005%.

86	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

8. Total expenses including all affiliated fund expenses were as follows:

Year Ended September 30, 2013	1.34%
Year Ended September 28, 2012	1.38%
Year Ended September 30, 2011	1.39%
Year Ended September 30, 2010	1.72%
Year Ended September 30, 2009	1.49%

9. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Year Ended September 30, 2013	$19,306,537,913	$20,594,832,307
Year Ended September 28, 2012	$9,325,024,559	$7,885,278,752
Year Ended September 30, 2011	$3,961,769,663	$3,820,541,826
Year Ended September 30, 2010	$2,754,184,019	$2,975,421,694
Year Ended September 30, 2009	$5,100,694,441	$4,915,091,623

See accompanying Notes to Consolidated Financial Statements.

OPPENHEIMER GLOBAL STRATEGIC INCOME FUND	87

CONSOLIDATED FINANCIAL HIGHLIGHTS    Continued

	Year Ended September 30,	Year Ended September 28,	Year Ended September 30,	Year Ended September 30,	Year Ended September 30,
Class Y	2013	2012[1,2]	2011	2010	2009

Per Share Operating Data
Net asset value, beginning of period	$4.30	$4.05	$4.31	$3.91	$3.96
Income (loss) from investment operations:
Net investment income[3]	.24	.26	.28	.29	.24
Net realized and unrealized gain (loss)	(.18)	.25	(.27)	.39	(.05)
Total from investment operations	.06	.51	.01	.68	.19
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.18)	(.25)	(.27)	(.28)	(.18)
Tax return of capital distribution	(.06)	(.01)	—	—	(.06)
Total dividends and/or distributions to shareholders	(.24)	(.26)	(.27)	(.28)	(.24)
Net asset value, end of period	$4.12	$4.30	$4.05	$4.31	$3.91
Total Return, at Net Asset Value[4]	1.30%	12.82%	0.13%	18.10%	5.67%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$572,859	$729,210	$706,842	$666,015	$290,726
Average net assets (in thousands)	$678,607	$729,460	$718,536	$545,045	$266,712
Ratios to average net assets:[5,6]
Net investment income	5.64%	6.17%	6.44%	7.08%	6.82%
Expenses excluding interest and fees from borrowings	0.72%	0.79%	0.77%	0.85%	0.79%
Interest and fees from borrowings	—	—	—[7]	0.28%	0.01%
Total expenses[8]	0.72%	0.79%	0.77%	1.13%	0.80%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.69%	0.74%	0.72%	1.05%	0.78%
Portfolio turnover rate[9]	95%	74%	53%	94%	96%

1. September 28, 2012 represents the last business day of the Fund’s reporting period. See Note 1 of the accompanying Consolidated Notes.

2. Certain amounts have been restated to reflect a change in method of accounting. See Note 1 of the accompanying Consolidated Notes.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

7. Less than 0.005%.

88	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

8. Total expenses including all affiliated fund expenses were as follows:

Year Ended September 30, 2013	0.72%
Year Ended September 28, 2012	0.79%
Year Ended September 30, 2011	0.77%
Year Ended September 30, 2010	1.13%
Year Ended September 30, 2009	0.81%

9. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Year Ended September 30, 2013	$19,306,537,913	$20,594,832,307
Year Ended September 28, 2012	$9,325,024,559	$7,885,278,752
Year Ended September 30, 2011	$3,961,769,663	$3,820,541,826
Year Ended September 30, 2010	$2,754,184,019	$2,975,421,694
Year Ended September 30, 2009	$5,100,694,441	$4,915,091,623

See accompanying Notes to Consolidated Financial Statements.

OPPENHEIMER GLOBAL STRATEGIC INCOME FUND	89

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS    September 30, 2013

1. Significant Accounting Policies

Oppenheimer Global Strategic Income Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The Fund’s investment objective is to seek total return. The Fund’s investment adviser was OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”), through December 31, 2012. Effective January 1, 2013, the Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OFI. The Manager has entered into a sub-advisory agreement with OFI, as of the same effective date.

The Fund offers Class A, Class C, Class I, Class N and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds will be allowed. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class N shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies consistently followed by the Fund.

Change in Method of Accounting. The accompanying financial statements reflect the financial position of the Fund and its Subsidiary and the results of operations on a consolidated basis. Prior to September 30, 2013, the Subsidiary was shown as an investment of the Fund on the Statement of Investments and the financial statements of the Subsidiary were presented along with the Fund. The staff of the Securities and Exchange Commission has recently commented on their preference to have wholly-owned Cayman investment funds consolidated into the parent fund’s financial statements. Management of the Fund implemented the change in policy because it is a more effective method of providing transparency into the Fund’s holdings and operations. Accordingly, as a result of the change in method of accounting, the Fund consolidates the assets and liabilities as well as the operations of the Subsidiary within its financial statements.

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The result of the policy change did not have an impact on total net assets of the Fund, however it resulted in the following changes to the financial statements. As of the beginning of the Fund’s fiscal period, the financial statement line items on the Consolidated Statement of Assets and Liabilities were affected by the change as follows: cash increased $1,469,786; other assets increased $3,318; payables and other liabilities increased $25,894 and investments at value, wholly-owned subsidiary decreased $1,447,210. For the year September 30, 2013, the financial statement line items on the Consolidated Statements of Operations and Changes in Net Assets were affected by the change as follows: net investment income includes a net investment loss from the Subsidiary of $46,325. For the year ended September 28, 2012, the following changes were made to the Consolidated Statement of Changes in Net Assets: net investment income decreased $52,790 and net change in unrealized appreciation increased by $52,790. The changes to the Consolidated Financial Highlights were immaterial.

Previous Annual Period. The last day of the Fund’s fiscal year was the last day the New York Stock Exchange was open for trading. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Structured Securities. The Fund invests in structured securities whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured securities are often leveraged, increasing the volatility of each note’s market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying Consolidated Statement of Operations. The Fund records a realized gain or loss when a structured security is sold or matures.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may

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CONSOLIDATED NOTES TO FINANCIAL STATEMENTS    Continued

1. Significant Accounting Policies Continued

also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

As of September 30, 2013, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions
Purchased securities	$607,123,685
Sold securities	141,057,494

The Fund may enter into “forward roll” transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (same type, coupon and maturity) at a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.

Forward roll transactions may be deemed to entail embedded leverage since the Fund purchases mortgage-related securities with extended settlement dates rather than paying for the securities under a normal settlement cycle. This embedded leverage increases the Fund’s market value of investments relative to its net assets which can incrementally increase the volatility of the Fund’s performance. Forward roll transactions can be replicated over multiple settlement periods.

Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; and counterparty credit risk.

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment. Information concerning securities not accruing interest as of September 30, 2013 is as follows:

Cost	$81,915,600
Market Value	$18,120,764
Market Value as a % of Net Assets	0.23%

Investment in Oppenheimer Global Strategic Income Fund (Cayman) Ltd. The Fund may invest up to 25% of its total assets in Oppenheimer Global Strategic Income Fund (Cayman) Ltd., a wholly-owned and controlled Cayman Islands subsidiary (the “Subsidiary”). The Subsidiary invests primarily in commodity-linked derivatives (including

92	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

commodity related futures, options and swap contracts), exchange traded funds and certain fixed-income securities and other investments that may serve as margin or collateral for its derivatives positions. Investments in the Subsidiary are expected to provide the Fund with exposure to commodities markets within the limitations of the federal tax requirements that apply to the Fund. The Subsidiary is subject to the same investment restrictions and guidelines, and follows the same compliance policies and procedures, as the Fund. The Fund wholly owns and controls the Subsidiary, and the Fund and Subsidiary are both managed by the Manager.

For tax purposes, the Subsidiary is an exempted Cayman investment company. The Subsidiary has received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits and capital gains taxes through September of 2030. No such taxes are levied in the Cayman Islands at the present time. For U.S. income tax purposes, the Subsidiary is a Controlled Foreign Corporation and as such is not subject to U.S. income tax. However, as a wholly-owned Controlled Foreign Corporation, the Subsidiary’s net income and capital gain, to the extent of its earnings and profits, will be included each year in the Fund’s investment company taxable income. For the six months ended September 30, 2013, the Subsidiary has a deficit of $46,325 in its taxable earnings and profits. In addition, any in-kind capital contributions made by the Fund to the Subsidiary will result in the Fund recognizing taxable gain to the extent of unrealized gain, if any, on securities transferred to the Subsidiary while any unrealized losses on securities so transferred will not be recognized at the time of transfer.

The financial statements have been consolidated and include accounts of the Fund and the Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated. At September 30, 2013, the Fund owned 15,000 shares with a market value of $1,400,885.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Consolidated Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Investment in Oppenheimer Master Funds. The Fund is permitted to invest in entities sponsored and/or advised by the Manager or an affiliate. Certain of these entities in which the Fund invests are mutual funds registered under the Investment Company Act of 1940

OPPENHEIMER GLOBAL STRATEGIC INCOME FUND	93

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS    Continued

1. Significant Accounting Policies Continued

that expect to be treated as partnerships for tax purposes, specifically Oppenheimer Master Loan Fund, LLC and Oppenheimer Master Event-Linked Bond Fund, LLC (the “Master Funds”). Each Master Fund has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Master Fund than in another, the Fund will have greater exposure to the risks of that Master Fund.

The investment objective of Oppenheimer Master Loan Fund, LLC is to seek as high a level of current income and preservation of capital as is consistent with investing primarily in loans and other debt securities. The investment objective of Oppenheimer Master Event-Linked Bond Fund, LLC is to seek a high level of current income principally derived from interest on debt securities. The Fund’s investments in the Master Funds are included in the Consolidated Statement of Investments. The Fund recognizes income and gain/(loss) on its investments in each Master Fund according to its allocated pro-rata share, based on its relative proportion of total outstanding Master Fund shares held, of the total net income earned and the net gain/(loss) realized on investments sold by the Master Funds. As a shareholder, the Fund is subject to its proportional share of the Master Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Master Funds.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Consolidated Statement of Operations.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class

94	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2,3,4]	Net Unrealized Depreciation Based on Cost of Securities and Other Investments for Federal Income Tax Purposes
$—	$—	$630,655,797	$179,072,143

1. As of September 30, 2013, the Fund had $630,079,766 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Details of the capital loss carryforwards are included in the table below. Capital loss carryovers with no expiration, if any, must be utilized prior to those with expiration dates.

Expiring
2016	$20,567,236
2017	114,107,166
2018	240,345,967
No expiration	255,059,397

Total	$630,079,766

Of these losses, $29,916,437 are subject to Sec. 382 loss limitation rules resulting from merger activity. These limitations generally reduce the utilization of these losses to a maximum of $12,593,017 per year and have expiration dates ranging from 09/30/2016 to 09/30/2017.

Of these losses, $20,455,631 are subject to Sec. 382 loss limitation rules resulting from merger activity. These limitations generally reduce the utilization of these losses to a maximum of $12,593,017 per year but do not have expiration dates associated with them.

2. The Fund had $576,031 of straddle losses which were deferred.

3. During the fiscal year ended September 30, 2013, the Fund utilized $12,973,030 of capital loss carryforward to offset capital gains realized in that fiscal year.

4. During the fiscal year ended September 28, 2012, the Fund utilized $51,543,949 of capital loss carryforward to offset capital gains realized in that fiscal year.

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CONSOLIDATED NOTES TO FINANCIAL STATEMENTS    Continued

1. Significant Accounting Policies Continued

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for September 30, 2013. Net assets of the Fund were unaffected by the reclassifications.

Reduction to Paid-in Capital	Reduction to Accumulated Net Investment Income	Reduction to Accumulated Net Realized Loss on Investments
$99,688,400	$46,558,606	$146,247,006

The tax character of distributions paid during the years ended September 30, 2013 and September 30, 2012 was as follows:

	Year Ended September 30, 2013	Year Ended September 30, 2012
Distributions paid from:
Ordinary income	$357,464,271	$468,483,291
Return of capital	107,761,471	24,053,396

Total	$465,226,192	$492,536,687

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of September 30, 2013 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$8,604,223,640
Federal tax cost of other investments	(2,331,006,311)

Total federal tax cost	$6,273,217,329

Gross unrealized appreciation	$227,283,878
Gross unrealized depreciation	(406,356,021)

Net unrealized depreciation	$(179,072,143)

Certain foreign countries impose a tax on capital gains which is accrued by the Fund based on unrealized appreciation, if any, on affected securities. The tax is paid when the gain is realized.

Trustees’ Compensation. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the

96	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Consolidated Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Consolidated Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Consolidated Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold (except for the investments in the Subsidiary) are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make

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CONSOLIDATED NOTES TO FINANCIAL STATEMENTS    Continued

1. Significant Accounting Policies Continued

estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

98	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Structured securities	Relevant market information such as the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.
Swaps	Relevant market information, including underlying reference assets such as credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant

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CONSOLIDATED NOTES TO FINANCIAL STATEMENTS    Continued

2. Securities Valuation Continued

event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)
2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)
3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

100	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Consolidated Statement of Assets and Liabilities as of September 30, 2013 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Asset-Backed Securities	$—	$297,518,585	$49,134,400	$346,652,985
Corporate Loans	—	129,722,010	15,236,325	144,958,335
Mortgage-Backed Obligations	—	2,023,072,603	17,187,414	2,040,260,017
U.S. Government Obligations	—	526,104,406	—	526,104,406
Foreign Government Obligations	—	1,975,678,399	—	1,975,678,399
Corporate Bonds and Notes	—	2,662,173,047	20,239,353	2,682,412,400
Preferred Stocks	—	11,204,926	—	11,204,926
Common Stocks	6,632,572	14,017,634	1,766,530	22,416,736
Rights, Warrants and Certificates	—	—	—	—
Structured Securities	—	42,600,118	36,850,667	79,450,785
Over-the-Counter Options Purchased	—	18,104,901	—	18,104,901
Over-the-Counter Credit Default Swaptions Purchased	—	181,878	—	181,878
Over-the-Counter Interest Rate Swaptions Purchased	—	13,072,007	—	13,072,007
Investment Companies	390,389,103	184,813,648	—	575,202,751

Total Investments, at Value	397,021,675	7,898,264,162	140,414,689	8,435,700,526
Other Financial Instruments:
Swaps, at value	—	2,434,888	—	2,434,888
Variation margin receivable	157,990	—	—	157,990
Foreign currency exchange contracts	—	34,341,026	—	34,341,026

Total Assets	$397,179,665	$7,935,040,076	$140,414,689	$8,472,634,430

Liabilities Table
Other Financial Instruments:
Swaps, at value	$—	$(1,120,881)	$—	$(1,120,881)
Options written, at value	—	(5,693,717)	—	(5,693,717)
Variation margin payable	(912,002)	(5,098,361)	—	(6,010,363)
Foreign currency exchange contracts	—	(27,934,629)	—	(27,934,629)
Swaptions written, at value	—	(26,172,187)	—	(26,172,187)

Total Liabilities	$(912,002)	$(66,019,775)	$—	$(66,931,777)

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

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CONSOLIDATED NOTES TO FINANCIAL STATEMENTS    Continued

2. Securities Valuation Continued

The table below shows the transfers between Level 2 and Level 3. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers into Level 2*	Transfers out of Level 2**	Transfers into Level 3**	Transfers out of Level 3*
Assets Table
Investments, at Value:
Corporate Bonds and Notes	$2,032,500	$(30,098,716)	$30,098,716	$(2,032,500)
Mortgage-Backed Obligations	—	(6,740,407)	6,740,407	—
Structured Securities	—	(38,933,526)	38,933,526	—

Total Assets	$2,032,500	$(75,772,649)	$75,772,649	$(2,032,500)

*Transferred from Level 3 to Level 2 due to securities having evaluated prices based on observable inputs from broker.

**Transferred from Level 2 to Level 3 because of the lack of observable market data.

The following is a reconciliation of assets in which significant unobservable inputs (level 3) were used in determining fair value:

	Value as of September 28, 2012	Realized gain (loss)	Change in unrealized appreciation/ depreciation	Accretion/ (amortization) of premium/ discount[a]
Assets Table
Investments, at Value:
Asset Backed Securities	$37,604,000	$—	$11,381,149	$149,251
Corporate Loans	11,394,688	—	3,841,637	—
Mortgage-Backed Obligations	—	—	12,110,315	(1,663,308)
Corporate Bonds and Notes	5,261,342	283,173	(11,653,692)	1,611,017
Common Stocks	844,188	—	(5,853,646)	—
Rights, Warrants and Certificates	3,187	—	(3,187)	—
Structured Securities	1,402,959	—	(7,177,734)	3,691,916

Total Assets	$56,510,364	$283,173	$2,644,842	$3,788,876

a. Included in net investment income.

	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Value as of September 30, 2013
Assets Table
Investments, at Value:
Asset Backed Securities	$—	$—	$—	$—	$49,134,400
Corporate Loans	—	—	—	—	15,236,325
Mortgage-Backed Obligations	—	—	6,740,407	—	17,187,414
Corporate Bonds and Notes	—	(3,328,703)	30,098,716	(2,032,500)	20,239,353
Common Stocks	8,372,227	(1,596,239)	—	—	1,766,530
Rights, Warrants and Certificates	—	—	—	—	—
Structured Securities	—	—	38,933,526	—	36,850,667

Total Assets	$8,372,227	$(4,924,942)	$75,772,649	$(2,032,500)	$140,414,689

102	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

The total change in unrealized appreciation/depreciation included in the Consolidated Statement of Operations attributable to level 3 investments still held at September 30, 2013 includes:

Change in unrealized appreciation/depreciation
Asset-Backed Securities	$11,381,149
Corporate Loans	3,841,637
Mortgage-Backed Obligations	12,110,315
Corporate Bonds and Notes	(11,419,949)
Common Stocks	(6,605,697)
Rights, Warrants and Certificates	(3,187)
Structured Securities	(7,177,734)

Total	$2,126,534

The following provides information regarding assets in which significant unobservable inputs (level) were used by the Manager in determining fair value. Note that these amounts exclude any valuations provided by a pricing service or broker:

The following table summarizes the valuation techniques and significant unobservable inputs used in determining fair value measurements for those investments classified as Level 3 as of September 30, 2013:

	Value as of September 30, 2013	Valuation Technique	Unobservable input	Range of Unobservable Inputs		Unobservable Input Used
Assets Table
Investments, at Value:
Asset-Backed Securities	$49,134,400	Broker quotes	N/A		N/A	N/A	(a)
Corporate Loans	15,236,325	Discount to appraised value	Discount rate Appraisal of Collateral	$	N/A 30 - 35 million	10% $32.5 million	(b)
Mortgage-Backed Obligations	857,057	Broker quotes through Pricing Service	N/A		N/A	N/A	(c)
Mortgage-Backed Obligations	$16,330,357	Broker quotes	N/A		N/A	N/A	(c)
Corporate Bonds and Notes	20,239,353	Broker quotes	N/A		N/A	N/A	(c)
Common Stock	1,704,645	Broker quotes	N/A		N/A	N/A
Common Stock	61,885	Discounted cash flow	Future distributions		$0 - 14.01/share	$13.055/share
			Probability of payment		75% - 100%	76.8%	(d)
Structured Securities	36,735,059	Broker quotes	N/A		N/A	N/A	(c)
Structured Securities	115,608	Estimated Recovery proceeds	Probability of receipt of legal fees holdback		N/A	50%	(e)

Total	$140,414,689

(a) The Fund fair values certain asset-backed securities using broker-dealer price quotations provided on a monthly basis. The Manager periodically reviews broker methodologies and inputs to confirm they are determined using unobservable inputs and have been appropriately classified. Such securities’ fair valuations could change significantly based on changes in unobservable inputs used by the broker.

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CONSOLIDATED NOTES TO FINANCIAL STATEMENTS    Continued

2. Securities Valuation Continued

(b) The Fund fair values its proportionate ownership of certain loans at a discount to an appraised value of underlying collateral to reflect the age of the appraisal, uncertainty of the sales price as compared to the appraised value, and illiquidity. A significant decrease (increase) to the discount rate, or a significant increase (decrease) to the underlying collateral’s appraised value, will result in a significant increase (decrease) to the fair value of the investment.

(c) Securities classified as Level 3 whose unadjusted values were provided by a pricing service or broker-dealer for which such inputs are unobservable. The Manager periodically reviews pricing vendor and broker methodologies and inputs to confirm they are determined using unobservable inputs and have been appropriately classified. Such securities’ fair valuations could change significantly based on changes in unobservable inputs used by the pricing service or broker.

(d) The Fund fair values certain cash distributions to be received as a result of a merger on common stock held using discounts to reflect the uncertainty of the future anticipated distributions. The Manager monitors such investments for additional market information or the occurrence of a significant event which would warrant a re-evaluation of the security’s fair valuation. A significant increase (decrease) in the future distribution amount, or a significant increase (decrease) to the probability of payment rate, will result in a significant increase (decrease) to the fair value of the investment.

(e) The Fund fair values certain structured securities using a discount to the legal fees that have been withheld for litigation. A significant increase (decrease) to the estimated probability of cash flows resulting from the litigation proceedings will result in a significant increase (decrease) to the value of the investment.

3. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended September 30, 2013		Year Ended September 28, 2012[1]
	Shares	Amount	Shares	Amount
Class A
Sold	186,270,150	$802,025,435	179,677,478	$749,557,749
Dividends and/or distributions reinvested	66,812,065	286,425,233	70,832,429	295,211,895
Acquisition—Note 8	13,404,148	57,771,879	73,155,128	314,567,048
Redeemed	(367,425,429)	(1,565,618,910)	(311,973,354)	(1,298,509,177)

Net increase (decrease)	(100,939,066)	$(419,396,363)	11,691,681	$60,827,515

Class B
Sold	2,772,646	$12,026,108	10,263,297	$42,836,405
Dividends and/or distributions reinvested	2,328,599	10,030,668	2,860,313	11,961,537
Acquisition—Note 8	1,429,866	6,191,320	4,258,497	18,396,708
Redeemed	(22,376,192)	(96,138,374)	(22,059,177)	(92,152,983)

Net decrease	(15,845,081)	$(67,890,278)	(4,677,070)	$(18,958,333)

Class C
Sold	51,526,585	$221,881,298	52,136,654	$216,949,813
Dividends and/or distributions reinvested	14,191,493	60,738,613	15,102,247	62,850,869
Acquisition—Note 8	4,533,002	19,537,238	15,949,561	68,423,617
Redeemed	(99,834,480)	(424,131,908)	(71,417,630)	(296,817,124)

Net increase (decrease)	(29,583,400)	$(121,974,759)	11,770,832	$51,407,175

Class I
Sold	13,133,513	$56,139,358	12,098,223	$50,533,216
Dividends and/or distributions reinvested	1,005,246	4,281,304	168,686	718,016
Redeemed	(4,712,629)	(20,035,279)	(368,253)	(1,563,895)

Net increase	9,426,130	$40,385,383	11,898,656	$49,687,337

104	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Year Ended September 30, 2013		Year Ended September 28, 2012[1]
	Shares	Amount	Shares	Amount
Class N
Sold	12,922,424	$55,631,942	14,121,050	$58,879,745
Dividends and/or distributions reinvested	2,468,471	10,592,626	2,713,166	11,316,412
Acquisition—Note 8	1,645,832	7,109,994	2,539,125	10,918,238
Redeemed	(21,946,813)	(94,030,936)	(19,705,631)	(82,327,358)

Net decrease	(4,910,086)	$(20,696,374)	(332,290)	$(1,212,963)

Class Y
Sold	45,025,225	$194,013,136	53,887,592	$224,195,334
Dividends and/or distributions reinvested	7,992,604	34,231,041	9,517,136	39,629,052
Acquisition—Note 8	638,039	2,749,946	1,620,678	6,968,915
Redeemed	(84,260,468)	(359,584,336)	(70,193,036)	(292,162,287)

Net decrease	(30,604,600)	$(128,590,213)	(5,167,630)	$(21,368,986)

1. For the year ended September 28, 2012, for Class A, Class B, Class C, Class N and Class Y shares, and for the period from January 27, 2012 (inception of offering) to September 28, 2012, for Class I shares.

4. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the year ended September 30, 2013, were as follows:

	Purchases	Sales
Investment securities	$4,837,161,423	$6,475,783,300
U.S. government and government agency obligations	1,542,479,176	1,405,980,516
To Be Announced (TBA) mortgage-related securities	19,306,537,913	20,594,832,307

5. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule through October 31, 2013		Fee Schedule Effective November 1, 2013
Up to $200 million	0.75%	Up to $200 million in assets	0.75%
Next $200 million	0.72	Next $200 million in assets	0.72
Next $200 million	0.69	Next $200 million in assets	0.69
Next $200 million	0.66	Next $200 million in assets	0.66
Next $200 million	0.60	Next $200 million in assets	0.60
Next $4 billion	0.50	Next $4 billion in assets	0.50
Over $5 billion	0.48	Next $5 billion in assets	0.48
		Over $10 billion in assets	0.46

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund and the Subsidiary. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund and the Subsidiary, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

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CONSOLIDATED NOTES TO FINANCIAL STATEMENTS    Continued

5. Fees and Other Transactions with Affiliates Continued

Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of OFI, acted as the transfer and shareholder servicing agent for the Fund through December 31, 2012. Effective January 1, 2013, OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. Fees incurred by the Fund with respect to these services are detailed in the Statement of Operations.

Sub-Transfer Agent Fees. Effective January 1, 2013, the Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI, (the “Sub-Transfer Agent”) to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Consolidated Statement of Operations.

Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets and 0.25% on Class N shares daily net assets. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Consolidated Statement of Operations. The Distributor determines its uncompensated expenses under

106	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at September 30, 2013 were as follows:

Class B	$170,601,908
Class C	71,491,160
Class N	6,325,930

Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Year Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class N Contingent Deferred Sales Charges Retained by Distributor
September 30, 2013	$1,893,068	$31,805	$427,009	$100,669	$3,770

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee it receives from the Subsidiary. This undertaking will continue in effect for so long as the Fund invests in the Subsidiary and may not be terminated unless approved by the Fund’s Board of Trustees. During the year ended September 30, 2013, the Manager waived $10,670.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investments in underlying funds managed by the Manager or its affiliates. During the year ended September 30, 2013, the Manager waived fees and/or reimbursed the Fund $2,774,056 for management fees.

The Transfer Agent has voluntarily agreed to limit transfer and shareholder servicing agent fees for Classes B, C, N, and Y shares to 0.35% of average annual net assets per class and for Class A shares to 0.30% of average net assets of the class.

Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.

6. Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and

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CONSOLIDATED NOTES TO FINANCIAL STATEMENTS    Continued

6. Risk Exposures and the Use of Derivative Instruments Continued

efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform

108	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Such contracts are traded in the OTC inter-bank currency dealer market.

Forward contracts are reported on a schedule following the Consolidated Statement of Investments. The unrealized appreciation (depreciation) is reported in the Consolidated Statement of Assets and Liabilities as a receivable (or payable) and in the Consolidated Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Consolidated Statement of Operations.

The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to take a positive investment perspective on the related currency. These forward contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to take a negative investment perspective on the related currency. These forward contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

During the year ended September 30, 2013, the Fund had daily average contract amounts on forward contracts to buy and sell of $898,290,391 and $2,250,449,112, respectively.

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CONSOLIDATED NOTES TO FINANCIAL STATEMENTS    Continued

6. Risk Exposures and the Use of Derivative Instruments Continued

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty to a forward contract will default and fail to perform its obligations to the Fund.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Consolidated Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Consolidated Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Consolidated Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Consolidated Statement of Operations. Realized gains (losses) are reported in the Consolidated Statement of Operations at the closing or expiration of futures contracts.

The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.

The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

The Fund has purchased futures contracts on various equity indexes to increase exposure to equity risk.

The Fund has sold futures contracts on various equity indexes to decrease exposure to equity risk.

The Fund has purchased futures contracts on various currencies to increase exposure to foreign exchange rate risk.

The Fund has sold futures contracts on various currencies to decrease exposure to foreign exchange rate risk.

110	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

The Fund has purchased futures contracts, which have values that are linked to the price movement of the related volatility indexes, in order to increase exposure to volatility risk.

The Fund has sold futures contracts, which have values that are linked to the price movement of the related volatility indexes, in order to decrease exposure to volatility risk.

During the year ended September 30, 2013, the Fund had an ending monthly average market value of $634,794,716 and $1,490,053,081 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Consolidated Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Consolidated Statement of Operations.

The Fund has purchased call options on currencies to increase exposure to foreign exchange rate risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has purchased put options on currencies to decrease exposure to foreign exchange rate risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has purchased call options on treasury and/or euro futures to increase exposure to interest rate risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has purchased put options on treasury and/or euro futures to decrease exposure to interest rate risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the year ended September 30, 2013, the Fund had an ending monthly average market value of $6,981,756 and $1,599,316 on purchased call options and purchased put options, respectively.

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Options written, if any, are reported in a schedule following the Consolidated Statement of Investments and as a liability in the Consolidated Statement of Assets and Liabilities. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Consolidated Statement of Investments.

The risk in writing a call option is that the market price of the security increases and if the option is exercised, the Fund must either purchase the security at a higher price for delivery or, if the Fund owns the underlying security, give up the opportunity for profit. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

The Fund has written put options on currencies to increase exposure to foreign exchange rate risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has written call options on currencies to decrease exposure to foreign exchange rate risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has written call options on treasury and/or euro futures to decrease exposure to interest rate risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has written put options on treasury and/or euro futures to increase exposure to interest rate risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

During the year ended September 30, 2013, the Fund had an ending monthly average market value of $1,569,295 and $3,651,315 on written call options and written put options, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Written option activity for the year ended September 30, 2013 was as follows:

	Call Options		Put Options
	Number of Contracts	Amount of Premiums	Number of Contracts	Amount of Premiums
Options outstanding as of
September 28, 2012	5,152,848,131	$3,896,584	10,178,747,400	$7,632,956
Options written	261,578,585,433	32,782,228	259,034,259,274	45,094,601
Options closed or expired	(193,556,848,564)	(27,096,418)	(119,302,299,235)	(32,156,527)
Options exercised	(70,391,250,000)	(7,412,121)	(144,592,135,000)	(14,393,852)

Options outstanding as of September 30, 2013	2,783,335,000	$2,170,273	5,318,572,439	$6,177,178

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset

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or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency, and volatility swaps.

Swap contracts are reported on a schedule following the Consolidated Statement of Investments. Daily changes in the value of cleared swaps are reported as variation margin receivable or payable on the Consolidated Statement of Assets and Liabilities. The values of OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Consolidated Statement of Assets and Liabilities. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Consolidated Statement of Operations. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Consolidated Statement of Operations.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

Credit Default Swap Contracts. A credit default swap is a contract that enables an investor to buy or sell protection against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on a debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a corporate issuer, sovereign issuer, or a basket or index of issuers (the “reference asset”).

The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this

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unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the swap less the market value of specified debt securities issued by the reference asset. Upon exercise of the contract the difference between such value and the notional amount is recorded as realized gain (loss) and is included on the Consolidated Statement of Operations.

The Fund has sold credit protection through credit default swaps to increase exposure to the credit risk of individual issuers and/or indexes of issuers that are either unavailable or considered to be less attractive in the bond market.

The Fund has purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual issuers and/or indexes of issuers.

The Fund has engaged in spread curve trades by simultaneously purchasing and selling protection through credit default swaps referenced to the same reference asset but with different maturities. Spread curve trades attempt to gain exposure to credit risk on a forward basis by realizing gains on the expected differences in spreads.

For the year ended September 30, 2013, the Fund had ending monthly average notional amounts of $93,516,166 and $70,065,689 on credit default swaps to buy protection and credit default swaps to sell protection, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Interest Rate Swap Contracts. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified floating interest rate while the other is typically a fixed interest rate.

The Fund has entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. Typically, if relative interest rates rise, payments made by the Fund under a swap agreement will be greater than the payments received by the Fund.

The Fund has entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. Typically, if relative interest rates rise, payments received by the Fund under the swap agreement will be greater than the payments made by the Fund.

For the year ended September 30, 2013, the Fund had ending monthly average notional amounts of $155,073,423 and $291,304,337 on interest rate swaps which pay a fixed rate and interest rate swaps which receive a fixed rate, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Total Return Swap Contracts. A total return swap is an agreement between counterparties to exchange periodic payments based on the value of asset or non-asset

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references. One cash flow is typically based on a non-asset reference (such as an interest rate) and the other on the total return of a reference asset (such as a security or a basket of securities or securities index). The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments.

Total return swap contracts are exposed to the market risk factor of the specific underlying financial instrument or index. Total return swaps are less standard in structure than other types of swaps and can isolate and/or include multiple types of market risk factors including equity risk, credit risk, and interest rate risk.

The Fund has entered into total return swaps on various equity securities or indexes to increase exposure to equity risk. These equity risk related total return swaps require the Fund to pay a floating reference interest rate, and an amount equal to the negative price movement of securities or an index (expressed as a percentage) multiplied by the notional amount of the contract. The Fund will receive payments equal to the positive price movement of the same securities or index (expressed as a percentage) multiplied by the notional amount of the contract and, in some cases, dividends paid on the securities.

The Fund has entered into total return swaps on various equity securities or indexes to decrease exposure to equity risk. These equity risk related total return swaps require the Fund to pay an amount equal to the positive price movement of securities or an index (expressed as a percentage) multiplied by the notional amount of the contract and, in some cases, dividends paid on the securities. The Fund will receive payments of a floating reference interest rate and an amount equal to the negative price movement of the same securities or index (expressed as a percentage) multiplied by the notional amount of the contract.

For the year ended September 30, 2013, the Fund had ending monthly average notional amounts of $105,212,362 and $52,583,514 on total return swaps which are long the reference asset and total return swaps which are short the reference asset, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

As of September 30, 2013 the Fund had no such total return swap agreements outstanding.

Volatility Swap Contracts. A volatility swap is an agreement between counterparties to exchange periodic payments based on the measured volatility of a reference security, index, currency or other reference investment over a specified time frame. One cash flow is typically based on the realized volatility of the reference investment as measured by changes in its price or level over the specified time period while the other cash flow is based on a specified rate representing expected volatility for the reference investment at the time the swap is executed, or the measured volatility of a different reference investment over the specified time period. The appreciation or depreciation on a volatility swap will typically depend on the magnitude of the reference investment’s

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volatility, or size of the movements in its price, over the specified time period, rather than general directional increases or decreases in its price.

Volatility swaps are less standard in structure than other types of swaps and provide pure, or isolated, exposure to volatility risk of the specific underlying reference investment. Volatility swaps are typically used to speculate on future volatility levels, to trade the spread between realized and expected volatility, or to decrease the volatility exposure of investments held by the Fund.

Variance swaps are a type of volatility swap where counterparties agree to exchange periodic payments based on the measured variance (or the volatility squared) of a reference security, index, or other reference investment over a specified time period. At payment date, a net cash flow will be exchanged based on the difference between the realized variance of the reference investment over the specified time period and the specified rate representing expected variance for the reference investment at the time the swap is executed multiplied by the notional amount of the contract.

The Fund has entered into volatility swaps to increase exposure to the volatility risk of various reference investments. These types of volatility swaps require the Fund to pay the measured volatility and receive a fixed rate payment. If the measured volatility of the related reference investment increases over the period, the swaps will depreciate in value. Conversely, if the measured volatility of the related reference investment decreases over the period, the swaps will appreciate in value.

The Fund has entered into volatility swaps to decrease exposure to the volatility risk of various reference investments. These types of volatility swaps require the Fund to pay a fixed rate payment and receive the measured volatility. If the measured volatility of the related reference investment increases over the period, the swaps will appreciate in value. Conversely, if the measured volatility of the related reference investment decreases over the period, the swaps will depreciate in value.

For the year ended September 30, 2013, the Fund had ending monthly average notional amounts of $844,958 and $1,302,686 on volatility swaps which pay measured volatility/variance and volatility swaps which receive measured volatility/variance, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

As of September 30, 2013 the Fund had no such volatility swap agreements outstanding.

Swaption Transactions

The Fund may enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. The purchaser pays a premium to the swaption writer who bears the risk of unfavorable changes in the preset terms on the underlying swap.

Purchased swaptions are reported as a component of investments in the Consolidated Statement of Investments and the Consolidated Statement of Assets and Liabilities.

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Written swaptions are reported on a schedule following the Consolidated Statement of Investments and their value is reported as a separate asset or liability line item in the Consolidated Statement of Assets and Liabilities. The net change in unrealized appreciation or depreciation on written swaptions is separately reported in the Consolidated Statement of Operations. When a swaption is exercised, the cost of the swap is adjusted by the amount of premium paid or received. Upon the expiration or closing of an unexercised swaption contract, a gain or loss is reported in the Consolidated Statement of Operations for the amount of the premium paid or received.

The Fund generally will incur a greater risk when it writes a swaption than when it purchases a swaption. When the Fund writes a swaption it will become obligated, upon exercise of the swaption, according to the terms of the underlying agreement. Swaption contracts written by the Fund do not give rise to counterparty credit risk prior to exercise as they obligate the Fund, not its counterparty, to perform. When the Fund purchases a swaption it only risks losing the amount of the premium it paid if the swaption expires unexercised. However, when the Fund exercises a purchased swaption there is a risk that the counterparty will fail to perform or otherwise default on its obligations under the swaption contract.

The Fund purchased swaptions which gives it the option to enter into an interest rate swap in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. A purchased swaption of this type becomes more valuable as the reference interest rate decreases relative to the preset interest rate.

The Fund has purchased swaptions which gives it the option to enter into an interest rate swap in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. A purchased swaption of this type becomes more valuable as the reference interest rate increases relative to the preset interest rate.

The Fund has purchased swaptions which gives it the option to sell credit protection through credit default swaps in order to increase exposure to the credit risk of individual issuers and/ or indexes of issuers. A purchased swaption of this type becomes more valuable as the likelihood of a credit event on the reference asset decreases.

The Fund has purchased swaptions which gives it the option to buy credit protection through credit default swaps in order to decrease exposure to the credit risk of individual issuers and/or indexes of issuers. A purchased swaption of this type becomes more valuable as the likelihood of a credit event on the reference asset increases.

The Fund has written swaptions which gives it the obligation, if exercised by the purchaser, to enter into an interest rate swap in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. A written swaption of this type becomes more valuable as the reference interest rate decreases relative to the preset interest rate.

The Fund has written swaptions which gives it the obligation, if exercised by the purchaser, to enter into an interest rate swap in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. A written swaption of this type becomes more valuable as the reference interest rate increases relative to the preset interest rate.

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The Fund has written swaptions which give it the obligation, if exercised by the purchaser, to sell credit protection through credit default swaps in order to increase exposure to the credit risk of individual issuers and/or indexes of issuers. A written swaption of this type becomes more valuable as the likelihood of a credit event on the reference asset decreases.

The Fund has written swaptions which give it the obligation, if exercised by the purchaser, to buy credit protection through credit default swaps in order to decrease exposure to the credit risk of individual issuers and/or, indexes of issuers. A written swaption of this type becomes more valuable as the likelihood of a credit event on the reference asset increases.
During the year ended September 30, 2013, the Fund had an ending monthly average market value of $20,767,892 and $23,242,083 on purchased and written swaptions, respectively.

Written swaption activity for the year ended September 30, 2013 was as follows:

	Call Swaptions
	Notional Amount	Amount of Premiums
Swaptions outstanding as of
September 28, 2012	3,063,115,922	$34,151,151
Swaptions written	10,243,710,000	85,064,834
Swaptions closed or expired	(10,231,540,922)	(95,073,284)
Swaptions exercised	(748,840,000)	(6,032,257)

Swaptions outstanding as of September 30, 2013	2,326,445,000	$18,110,444

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each

118	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

As of September 30, 2013 the Fund has required certain counterparties to post collateral of $13,410,950.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for cleared swaps.

With respect to cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

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Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Consolidated Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

The following table presents by counterparty the Fund’s OTC derivative assets net of the related collateral posted for the benefit of the Fund at September 30, 2013:

		Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities
Counterparty	Gross Amount of Assets in the Consolidated Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Received**	Cash Collateral Received**	Net Amount
Bank of America NA	$16,737,169	$(13,419,005)	$(1,288,813)	$—	$2,029,351
Barclays Bank plc	14,665,032	(14,665,032)	—	—	—
BNP Paribas	1,295,763	(576,950)	(647,363)		71,450
Citibank NA	3,112,988	(3,112,988)	—	—	—
Credit Suisse International	1,205,026	(514,240)	(583,837)	—	106,949
Deutsche Bank AG	1,892,245	(1,892,245)	—	—	—
Goldman Sachs Bank USA	8,029,801	(8,029,801)	—	—	—
Goldman Sachs International	1,216,731	(1,190,568)	—	—	26,163
HSBC Bank USA NA	311,189	(193,003)	—	—	118,186
JPMorgan Chase Bank NA	14,907,264	(7,596,258)	(6,924,222)	—	386,784
Morgan Stanley Capital Services, Inc.	5,485,862	(5,485,862)	—	—	—
Nomura Global Financial Products, Inc	2,272,691	(1,355,561)	(614,003)	—	303,127
Royal Bank of Scotland plc (The)	3,989,885	(1,318,751)	—	(2,671,134)	—
UBS AG	432,858	(432,858)	—	—	—

Total	$75,554,504	$(59,783,122)	$(10,058,238)	$(2,671,134)	$3,042,010

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*OTC derivatives are reported gross on the Consolidated Statement of Assets and Liabilities. Exchange traded options and margin related to cleared swaps and futures are excluded from these reported amounts.

**Reported collateral posted for the benefit of the Fund within this table is limited to the net outstanding amount due from an individual counterparty. The collateral posted for the benefit of the Fund may exceed these amounts.

The following table presents by counterparty the Fund’s OTC derivative liabilities net of the related collateral pledged by the Fund at September 30, 2013:

		Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities
Counterparty	Gross Amount of Liabilities in the Consolidated Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged**	Cash Collateral Pledged**	Net Amount
Bank of America NA	$(13,419,005)	$13,419,005	$—	$—	$—
Barclays Bank plc	(14,928,462)	14,665,032	—	—	(263,430)
BNP Paribas	(576,950)	576,950	—	—	—
Citibank NA	(5,879,688)	3,112,988	2,766,700	—	—
Credit Suisse International	(514,240)	514,240	—	—	—
Deutsche Bank AG	(2,298,058)	1,892,245	405,813	—	—
Goldman Sachs Bank USA	(16,150,252)	8,029,801	6,949,847	—	(1,170,604)
Goldman Sachs International	(1,190,568)	1,190,568	—	—	—
HSBC Bank USA NA	(193,003)	193,003	—	—	—
JPMorgan Chase Bank NA	(7,596,258)	7,596,258	—	—	—
Morgan Stanley Capital Services, Inc.	(6,315,412)	5,485,862	284,994	—	(544,556)
Nomura Global Financial Products, Inc	(1,355,561)	1,355,561	—	—	—
Royal Bank of Scotland plc (The)	(1,318,751)	1,318,751	—	—	—
UBS AG	(1,981,024)	432,858	—	—	(1,548,166)

Total	$(73,717,232)	$59,783,122	$10,407,354	$—	$(3,526,756)

*OTC derivatives are reported gross on the Consolidated Statement of Assets and Liabilities. Exchange traded options and margin related to cleared swaps and futures are excluded from these reported amounts.

**Reported collateral pledged within this table is limited to the net outstanding amount due from the Fund. The securities pledged as collateral by the Fund as reported on the Consolidated Statements of Investments may exceed these amounts.

The following table presents the valuations of derivative instruments by risk exposure as reported within the Consolidated Statement of Assets and Liabilities as of September 30, 2013:

	Asset Derivatives			Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Consolidated Statement of Assets and Liabilities Location	Value		Consolidated Statement of Assets and Liabilities Location	Value
Credit contracts	Swaps, at value	$1,636,744		Swaps, at value	$385,285
Interest rate contracts	Swaps, at value	798,144		Swaps, at value	735,596
Interest rate contracts	Variation margin receivable	157,990	*	Variation margin payable	6,010,363	*
Foreign exchange contracts	Closed currency contracts	7,419,804		Closed currency contracts	12,795,818
Foreign exchange contracts	Unrealized appreciation on foreign currency exchange contracts	34,341,026		Unrealized depreciation on foreign currency exchange contracts	27,934,629

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	Asset Derivatives			Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Consolidated Statement of Assets and Liabilities Location	Value		Consolidated Statement of Assets and Liabilities Location	Value
Interest rate contracts				Options written, at value	$2,145,283
Foreign exchange contracts				Options written, at value	3,548,434
Credit contracts				Swaptions written, at value	168,501
Interest rate contracts				Swaptions written, at value	26,003,686
Credit contracts	Investments, at value	$181,878	**
Interest rate contracts	Investments, at value	14,930,473	**
Foreign exchange contracts	Investments, at value	16,246,435	**

Total		$75,712,494			$79,727,595

*Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Consolidated Statement of Assets and Liabilities upon receipt or payment.

**Amounts relate to purchased options and purchased swaptions.

The effect of derivative instruments on the Consolidated Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investments from unaffiliated companies (including premiums on options and swaptions exercised)*	Closing and expiration of swaption contracts written	Closing and expiration of option contracts written	Closing and expiration of futures contracts	Foreign currency transactions	Swap contracts	Total
Credit contracts	$(11,966,873)	$(105,091)	$—	$—	$—	$(10,001,861)	$(22,073,825)
Equity contracts	—	—	—	(11,153,016)	—	12,104,202	951,186
Foreign exchange contracts	5,499,159	—	36,741,672	1,918,271	(26,506,385)	—	17,652,717
Interest rate contracts	(48,423,213)	6,157,405	4,119,316	(47,636,598)	—	(5,039,549)	(90,822,639)
Volatility contracts	—	—	—	695,303	—	(16,118,412)	(15,423,109)

Total	$(54,890,927)	$6,052,314	$40,860,988	$(56,176,040)	$(26,506,385)	$(19,055,620)	$(109,715,670)

*Includes purchased option contracts, purchased swaption contracts, written option contracts exercised and written swaption contracts exercised, if any.

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Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investments*	Option contracts written	Swaption contracts written	Futures contracts	Translation of assets and liabilities denominated in foreign currencies	Swap contracts	Total
Credit contracts	$11,709,405	$—	$7,058,363	$—	$—	$(1,116,080)	$17,651,688
Equity contracts	—	—	—	(664,390)	—	(3,201,001)	(3,865,391)
Foreign exchange contracts	2,699,975	(3,191,221)	—	(85,512)	49,112,285	—	48,535,527
Interest rate contracts	42,517,837	1,792,269	(14,611,120)	2,715,802	—	(3,100,245)	29,314,543
Volatility contracts	—	—	—	(364,927)	—	1,234,878	869,951

Total	$56,927,217	$(1,398,952)	$(7,552,757)	$1,600,973	$49,112,285	$(6,182,448)	$92,506,318

*Includes purchased option contracts and purchased swaption contracts, if any.

7. Restricted Securities

As of September 30, 2013, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Consolidated Statement of Investments. Restricted securities are reported on a schedule following the Consolidated Statement of Investments.

8. Acquisitions

Oppenheimer Portfolio Series Fixed Income Active Allocation Fund

Acquisition of Oppenheimer Portfolio Series Fixed Income Active Allocation Fund On October 4, 2012, the Fund acquired all of the net assets of Oppenheimer Portfolio Series Fixed Income Active Allocation Fund at fair market value, pursuant to an Agreement and Plan of Reorganization approved by the Oppenheimer Portfolio Series Fixed Income Active Allocation Fund shareholders on September 14, 2012. The purpose of the acquisition is to combine two funds with similar investment objectives, strategies, and risks to allow shareholders to benefit from greater asset growth potential, as well as lowered expenses.

The transaction qualified as a tax-free reorganization, (the “merger”) for federal income tax purposes allowing the Fund to use the original cost basis of the investments received to calculate subsequent gains and losses for tax reporting purposes.

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CONSOLIDATED NOTES TO FINANCIAL STATEMENTS    Continued

8. Acquisitions Continued

Details of the merger are shown in the following table:

	Exchange Ratio to One Share of the Oppenheimer Portfolio Series Fixed Income Active Allocation Fund	Shares of Beneficial Interest Issued by the Fund	Value of Issued Shares of Beneficial Interest	Combined Net Assets on October 4, 2012[1]
Class A	1.8290074246	13,404,148	$57,771,879	$6,351,410,750
Class B	1.8202699769	1,429,866	$6,191,320	$284,632,339
Class C	1.8279487239	4,533,002	$19,537,238	$1,544,090,438
Class N	1.8237608796	1,645,832	$7,109,994	$252,469,266
Class Y	1.8268703016	638,039	$2,749,946	$734,363,889

1. The net assets acquired included net unrealized appreciation of $8,979,792 and an unused capital loss carryforward of $551,452, potential utilization subject to tax limitations.

Had the merger occurred at the beginning of the reporting period, the Fund’s Consolidated Statement of Operations would have been adjusted to the following amounts:

Net investment income	$469,887,230
Net loss on investments	$(374,573,010)
Net increase in net assets resulting from operations	$95,314,220

Oppenheimer Champion Income Fund

On September 21, 2012, the Fund acquired all of the net assets of Oppenheimer Champion Income Fund, pursuant to an Agreement and Plan of Reorganization approved by the Oppenheimer Champion Income Fund shareholders on February 14, 2012. The exchange qualified as a tax-free reorganization for federal income tax purposes. The purpose of this acquisition is to combine two funds with similar investment objectives, strategies and risks to allow shareholders to benefit from greater asset growth potential, as well as lowered total expenses.

Details of the merger are shown in the following table:

	Exchange Ratio to One Share of the Oppenheimer Champion Income Fund	Shares of Beneficial Interest Issued by the Fund	Value of Issued Shares of Beneficial Interest	Combined Net Assets on September 21, 2012[1]
Class A	0.4320069767	73,155,128	$314,567,048	$6,264,006,608
Class B	0.4306256944	4,258,197	$18,396,708	$281,804,959
Class C	0.4321876457	15,949,561	$68,423,617	$1,517,047,234
Class N	0.4322581395	2,539,125	$10,918,238	$240,418,510
Class Y	0.4242383721	1,620,678	$6,968,915	$725,843,933

1. The net assets acquired included net unrealized depreciation of $21,666,477 and an unused capital loss carryforward of $1,090,187,248, potential utilization subject to tax limitations.

Had the merger occurred at the beginning of the reporting period, the Fund’s Consolidated Statement of Operations would have been adjusted to the following amounts:

Net investment income	$536,922,081
Net loss on investments	$556,454,238
Net decrease in net assets resulting from operations	$1,093,376,319

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9. Pending Litigation

Since 2009, seven class action lawsuits have been pending in the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “Defendant Funds”). The lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. On August 26, 2013, the parties in six of these lawsuits executed a memorandum of understanding setting forth the terms of proposed settlements of those actions. The proposed settlements are subject to a variety of contingencies, including the execution of settlement agreements, which will require preliminary and final approval by the court. The proposed settlements do not resolve a seventh outstanding lawsuit relating to Oppenheimer California Municipal Fund.

Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against OFI and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of OFI and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. The settlement does not resolve other outstanding lawsuits against OFI and its affiliates relating to BLMIS.

On April 16, 2010, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs allege breach of contract and common law fraud claims against the defendants and seek compensatory damages, costs and disbursements, including attorney fees. On April 11,

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CONSOLIDATED NOTES TO FINANCIAL STATEMENTS    Continued

9. Pending Litigation Continued

2013, the court granted defendants’ motion for summary judgment, dismissing plaintiffs’ fraud claim with prejudice and dismissing their contract claim without prejudice, and granted plaintiffs leave to replead their contract claim to assert a cause of action for specific performance within 30 days. On May 9, 2013, plaintiffs filed a notice of appeal from the court’s dismissal order. On July 15, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark Funding Limited (“AAArdvark I”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract and common law fraud claims against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees. On November 9, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark XS Funding Limited (“AAArdvark XS”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark XS. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees.

OFI believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, OFI believes that these suits should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

126	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Oppenheimer Global Strategic Income Fund:

We have audited the accompanying consolidated statement of assets and liabilities of Oppenheimer Global Strategic Income Fund and subsidiary, including the consolidated statement of investments, as of September 30, 2013, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the years in the two-year period then ended, and the consolidated financial highlights for each of the years or periods in the five-year period then ended. These consolidated financial statements and consolidated financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2013, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Global Strategic Income Fund and subsidiary as of September 30, 2013, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

November 26, 2013

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FEDERAL INCOME TAX INFORMATION    Unaudited

In early 2013, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2012.

Dividends, if any, paid by the Fund during the fiscal year ended September 30, 2013 which are not designated as capital gain distributions should be multiplied by the maximum amount allowable but not less than 0.22% to arrive at the amount eligible for the corporate dividend-received deduction.

A portion, if any, of the dividends paid by the Fund during the fiscal year ended September 30, 2013 which are not designated as capital gain distributions are eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. The maximum amount allowable but not less than $790,647 of the Fund’s fiscal year taxable income may be eligible for the lower individual income tax rates. In early 2013, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates.

Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the fiscal year ended September 30, 2013, the maximum amount allowable but not less than $218,614,122 of the ordinary distributions to be paid by the Fund qualifies as an interest related dividend.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

128	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT

ADVISORY AGREEMENT    Unaudited

The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to renew the Agreements. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Adviser, Sub-Adviser and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the investment performance of the Fund and the Managers, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Sub-Adviser’s duties include providing the Fund with the services of the portfolio managers and the Sub-Adviser’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; and risk management. The Managers are responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports

OPPENHEIMER GLOBAL STRATEGIC INCOME FUND	129

BOARD APPROVAL OF THE FUND’S INVESTMENT

ADVISORY AGREEMENT    Unaudited / Continued

required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Managers also provide the Fund with office space, facilities and equipment.

The Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that the Sub-Adviser has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Sub-Adviser’s advisory, administrative, accounting, legal, compliance services and risk management, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Arthur Steinmetz, Krishna Memani, Sara Zervos and Jack Brown, the portfolio managers for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreement.

Investment Performance of the Fund, the Adviser and the Sub-Adviser. Throughout the year, the Adviser and the Sub-Adviser provided information on the investment performance of the Fund, the Adviser and the Sub-Adviser, including comparative performance information. The Board also reviewed information, prepared by the Adviser, the Sub-Adviser and the independent consultant, comparing the Fund’s historical performance to its benchmarks and to the performance of other retail multi-sector bond funds. The Board considered that the Fund outperformed its category median for one- and three-year periods, although it underperformed its category median for the five-year period. The Fund’s performance was in line with its category median for the ten-year period. The Board considered that for the one- and three-year periods ended December 31, 2012, the Fund’s performance was in the second quintile of its peer group.

Costs of Services by the Adviser. The Board reviewed the fees paid to the Adviser and the other expenses borne by the Fund. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other

130	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

clients or accounts advised by the Adviser. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail front-end load multi-sector bond funds with comparable asset levels and distribution features. The Board noted that the Fund’s contractual management fees and total expenses were lower than its peer group median and category median. The Board also noted that the Fund’s contractual management fees and total expenses both rank in the second quintile of its peer group. Within the total asset range of $5 billion to $10 billion, the Fund’s effective rate was lower than its category median and equal to its peer group median.

Economies of Scale and Profits Realized by the Adviser and Sub-Adviser. The Board considered information regarding the Managers’ costs in serving as the Fund’s investment adviser and sub-adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Managers’ profitability from their relationship with the Fund. The Board reviewed whether the Managers may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow. Based on the Board’s evaluation of current fees, which are competitive even though the Fund is past its last breakpoint at its current asset level, the Managers agreed to a revised breakpoint schedule as negotiated by the Board that, effective November 2013, includes an additional breakpoint at 0.46% for assets in excess of $10 billion.

Other Benefits to the Managers. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates. The Board also considered that the Managers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund.

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through September 30, 2014. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

OPPENHEIMER GLOBAL STRATEGIC INCOME FUND	131

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;

UPDATES TO STATEMENTS OF INVESTMENTS    Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at http://www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

132	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

TRUSTEES AND OFFICERS    Unaudited

Name, Position(s) Held with the Fund, Length of Service, Year of Birth	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Sam Freedman, Chairman of the Board of Trustees (since 2012) and Trustee (since 1996) Year of Birth: 1940	Director of Colorado UpLIFT (charitable organization) (since September 1984). Mr. Freedman held several positions with the Sub-Adviser and with subsidiary or affiliated companies of the Sub-Adviser (until October 1994). Oversees 38 portfolios in the OppenheimerFunds complex. Mr. Freedman has served on the Boards of certain Oppenheimer funds since 1996, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Edward L. Cameron, Trustee (since 2000) Year of Birth: 1938	Member of The Life Guard of Mount Vernon (George Washington historical site) (June 2000-June 2006); Partner of PricewaterhouseCoopers LLP (accounting firm) (July 1974-June 1999); Chairman of Price Waterhouse LLP Global Investment Management Industry Services Group (accounting firm) (July 1994-June 1998). Oversees 38 portfolios in the OppenheimerFunds complex. Mr. Cameron has served on the Boards of certain Oppenheimer funds since 1999, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Jon S. Fossel, Trustee (since 1990) Year of Birth: 1942	Chairman of the Board (2006-December 2011) and Director (June 2002-December 2011) of UNUMProvident (insurance company); Director of Northwestern Energy Corp. (public utility corporation) (November 2004-December 2009); Director of P.R. Pharmaceuticals (October 1999-October 2003); Director of Rocky Mountain Elk Foundation (non-profit organization) (February 1998-February 2003 and February 2005-February 2007); Chairman and Director (until October 1996) and President and Chief Executive Officer (until October 1995) of the Sub-Adviser; President, Chief Executive Officer and Director of the following: Oppenheimer Acquisition Corp. (“OAC”) (parent holding company of the Sub-Adviser), Shareholders Services, Inc. and Shareholder Financial Services, Inc. (until October 1995). Oversees 38 portfolios in the OppenheimerFunds complex. Mr. Fossel has served on the Boards of certain Oppenheimer funds since 1990, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Richard F. Grabish, Trustee (since 2012) Year of Birth: 1948	Formerly Senior Vice President and Assistant Director of Sales and Marketing (March 1997-December 2007), Director (March 1987-December 2007) and Manager of Private Client Services (June 1985-June 2005) of A.G. Edwards & Sons, Inc. (broker/dealer and investment firm); Chairman and Chief Executive Officer of A.G. Edwards Trust Company, FSB (March 2001-December 2007); President and Vice Chairman of A.G. Edwards Trust Company, FSB (investment adviser) (April 1987-March 2001); President of A.G. Edwards Trust Company, FSB (investment adviser) (June 2005-December 2007). Oversees 38 portfolios in the OppenheimerFunds complex. Mr. Grabish has served on the Boards of certain Oppenheimer funds since 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

OPPENHEIMER GLOBAL STRATEGIC INCOME FUND	133

TRUSTEES AND OFFICERS    Unaudited / Continued

Beverly L. Hamilton, Trustee (since 2002) Year of Birth: 1946	Trustee of Monterey Institute for International Studies (educational organization) (since February 2000); Board Member of Middlebury College (educational organization) (December 2005-June 2011); Chairman (since 2010) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); Director of The California Endowment (philanthropic organization) (April 2002-April 2008); Director (February 2002-2005) and Chairman of Trustees (2006-2007) of the Community Hospital of Monterey Peninsula; Director (October 1991-2005); Vice Chairman (2006-2009) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); President of ARCO Investment Management Company (February 1991-April 2000); Member of the investment committees of The Rockefeller Foundation (2001-2006) and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston’s Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Oversees 38 portfolios in the OppenheimerFunds complex. Ms. Hamilton has served on the Boards of certain Oppenheimer funds since 2002, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Victoria J. Herget, Trustee (since 2012) Year of Birth:1951	Independent Director of the First American Funds (mutual fund family) (2003-2011); former Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978) of Zurich Scudder Investments (and its predecessor firms); Board Chair (2008-Present) and Director (2004-Present), United Educators (insurance company); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010) of Wellesley College; Trustee (since 2000) and Chair (since 2010), Newberry Library; Trustee, Mather LifeWays (since 2001); Trustee, BoardSource (2006-2009) and Chicago City Day School (1994-2005). Oversees 38 portfolios in the OppenheimerFunds complex. Ms. Herget has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Robert J. Malone, Trustee (since 2002) Year of Birth: 1944	Chairman of the Board (since 2012) and Director (since August 2005) of Jones International University (educational organization) (since August 2005); Chairman, Chief Executive Officer and Director of Steele Street Bank Trust (commercial banking) (since August 2003); Trustee of the Gallagher Family Foundation (non-profit organization) (since 2000); Board of Directors of Opera Colorado Foundation (non-profit organization) (2008-2012); Director of Colorado UpLIFT (charitable organization) (1986-2010); Director of Jones Knowledge, Inc. (2006-2010); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004); Chairman of the Board (1991-1994) and Trustee (1985-1994) of Regis University; and Chairman of the Board (1990-1991 and Trustee (1984-1999) of Young Presidents Organization. Oversees 38 portfolios in the OppenheimerFunds complex. Mr. Malone has served on the Boards of certain Oppenheimer funds since 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

134	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

F. William Marshall, Jr., Trustee (since 2000) Year of Birth: 1942	Trustee Emeritus of Worcester Polytech Institute (WPI) (private university) (since 2009); Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment company) (since 1996), MML Series Investment Fund (investment company) (since 1996) and Mass Mutual Premier Funds (investment company) (since January 2012); President and Treasurer of the SIS Fund (private charitable fund) (January 1999–March 2011); Former Trustee of WPI (1985-2008); Former Chairman of the Board (2004-2006) and Former Chairman of the Investment Committee of WPI (1994-2008); Chairman of SIS & Family Bank, F.S.B. (formerly SIS Bank) (commercial bank) (January 1999-July 1999); Executive Vice President of Peoples Heritage Financial Group, Inc. (commercial bank) (January 1999-July 1999); and Former President and Chief Executive Officer of SIS Bancorp. (1993-1999). Oversees 42 portfolios in the OppenheimerFunds complex. Mr. Marshall has served on the Boards of certain Oppenheimer funds since 2000, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Karen L. Stuckey, Trustee (since 2012) Year of Birth: 1953	Partner (1990-2012) of PricewaterhouseCoopers LLP (held various positions 1975-1990); Emeritus Trustee (since 2006), Trustee (1992-2006) and member of Executive, Nominating and Audit Committees and Chair of Finance Committee of Lehigh University; and member, Women’s Investment Management Forum since inception. Oversees 38 portfolios in the OppenheimerFunds complex. Ms. Stuckey has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

James D. Vaughn, Trustee (since 2012) Year of Birth: 1945	Retired; former managing partner (1994-2001) of Denver office of Deloitte & Touche LLP, (held various positions 1969-1993); Trustee and Chairman of the Audit Committee of Schroder Funds (2003-2012); Board member and Chairman of Audit Committee of AMG National Trust Bank (since 2005); Trustee and Investment Committee member, University of South Dakota Foundation (since 1996); Board member, Audit Committee Member and past Board Chair, Junior Achievement (since 1993); former Board member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network. Oversees 38 portfolios in the OppenheimerFunds complex. Mr. Vaughn has served on the Boards of certain Oppenheimer funds since 2012, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.
INTERESTED TRUSTEE AND OFFICER	Mr. Glavin is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as an officer and director of the Manager and a director of the Sub-Adviser, and as a shareholder of the Sub-Adviser’s parent company. Both as a Trustee and as an officer, he serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Glavin’s address is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008.

OPPENHEIMER GLOBAL STRATEGIC INCOME FUND	135

TRUSTEES AND OFFICERS    Unaudited / Continued

William F. Glavin, Jr., Trustee, President and Principal Executive Officer (since 2009) Year of Birth: 1958	Director, Chairman and Chief Executive Officer of the Manager (since January 2013); President of the Manager (January 2013-May 2013); Chairman of the Sub-Adviser (December 2009-December 2012); Chief Executive Officer (January 2009-December 2012) and Director of the Sub-Adviser (since January 2009); President of the Sub-Adviser (May 2009-December 2012); Management Director (since June 2009), President (since December 2009) and Chief Executive Officer (since January 2011) of Oppenheimer Acquisition Corp. (“OAC”) (the Sub-Adviser’s parent holding company); Director of Oppenheimer Real Asset Management, Inc. (since March 2010); Executive Vice President (March 2006-February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004-January 2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005-March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003-March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005-March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy Chairman (March 2005-December 2006) and President (February 2005-March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC; and Chairman (March 2006-December 2008) and Chief Executive Officer (May 2007-December 2008) of MML Investors Services, Inc. An officer of 89 portfolios in the OppenheimerFunds complex.
OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Steinmetz, Memani, Brown, Gabinet and Mss. Zervos and Nasta, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Vandehey and Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Arthur P. Steinmetz, Vice President (since 1989) Year of Birth: 1958	President of the Manager since May 2013; Chief Investment Officer of the OppenheimerFunds advisory entities (since January 2013); Director of the Manager (since January 2013); President and Director of OFI SteelPath, Inc. (since January 2013); Executive Vice President of the Manager (January 2013-May 2013); Chief Investment Officer of the Sub-Adviser (October 2010-December 2012); Chief Investment Officer, Fixed-Income, of the Sub-Adviser (April 2009-October 2010); Executive Vice President of the Sub-Adviser (October 2009-December 2012); Director of Fixed Income of the Sub-Adviser (January 2009-April 2009); and a Senior Vice President of the Sub-Adviser (March 1993-September 2009). A portfolio manager and an officer of other portfolios in the OppenheimerFunds complex.

136	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Krishna Memani, Vice President (since 2009) Year of Birth: 1960	President of the Sub-Adviser (since January 2013); Chief Investment Officer, Fixed Income of the Sub-Adviser (since January 2013) and Head of the Investment Grade Fixed Income Team of the Sub-Adviser (since March 2009). Director of Fixed Income of the Sub-Adviser (October 2010-December 2012) and Senior Vice President of the Sub-Adviser (March 2009-December 2012). Managing Director and Head of the U.S. and European Credit Analyst Team at Deutsche Bank Securities (June 2006-January 2009). Chief Credit Strategist at Credit Suisse Securities (August 2002-March 2006). Managing Director and Senior Portfolio Manager at Putnam Investments (September 1998-June 2002). A portfolio manager and an officer of other portfolios in the OppenheimerFunds complex.

Sara J. Zervos, Ph.D. Vice President (since 2010) Year of Birth: 1969	Senior Vice President of the Sub-Adviser (since January 2011); Head of the Global Debt Team (since October 2010) and is the team’s Director of International Research; Vice President of the Sub-Adviser (April 2008-December 2010). Portfolio manager with Sailfish Capital Management (May 2007-February 2008) and a portfolio manager for emerging market debt at Dillon Read Capital Management and OTA Asset Management (June 2004-April 2007). A portfolio manager and an officer of other portfolios in the OppenheimerFunds complex.

Jack Brown, Vice President (since 2013) Year of Birth: 1973	Vice President of the Sub-Adviser (since May 2009) and was a senior analyst for the High Yield Corporate Debt team (from 2000-2012). He joined the Sub-Adviser (in 1995) and has held numerous positions including fixed income liaison, analyst and senior analyst. A portfolio manager and an officer of other portfolios in the OppenheimerFunds complex.

Arthur S. Gabinet, Secretary and Chief Legal Officer (since 2011) Year of Birth: 1958	Executive Vice President, Secretary and General Counsel of the Manager (since January 2013); General Counsel OFI SteelPath, Inc. (since January 2013); Executive Vice President (May 2010-December 2012) and General Counsel (since January 2011) of the Sub-Adviser; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (January 2011-December 2012); Executive Vice President (January 2011-December 2012) and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Director of Oppenheimer Real Asset Management, Inc. (January 2011-December 2012) and General Counsel (since January 2011); Executive Vice President (January 2011-December 2011) and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Private Investments Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (January 2011-December 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Global Institutional, Inc. (since January 2011); General Counsel, Asset Management of the Sub-Adviser (May 2010-December 2010); Principal, The Vanguard Group (November 2005-April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003-October 2005). An officer of 89 portfolios in the OppenheimerFunds complex.

Christina M. Nasta, Vice President and Chief Business Officer (since 2011) Year of Birth: 1973	Senior Vice President of OppenheimerFunds Distributor, Inc. (since January 2013); Senior Vice President of the Sub-Adviser (July 2010-December 2012); Vice President of the Sub-Adviser (January 2003-July 2010); Vice President of OppenheimerFunds Distributor, Inc. (January 2003-July 2010). An officer of 89 portfolios in the OppenheimerFunds complex.

OPPENHEIMER GLOBAL STRATEGIC INCOME FUND	137

TRUSTEES AND OFFICERS    Unaudited / Continued

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2004) Year of Birth: 1950	Senior Vice President and Chief Compliance Officer of the Manager (since January 2013); Chief Compliance Officer of OFI SteelPath, Inc. (since January 2013); Senior Vice President of the Sub-Adviser (March 2004-December 2012); Chief Compliance Officer of the Sub-Adviser, OppenheimerFunds Distributor, Inc., OFI Global Trust Company, OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (June 1983-December 2012). An officer of 89 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 1999) Year of Birth: 1959	Senior Vice President of the Manager (since January 2013); Treasurer of the Sub-Adviser, HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., and Oppenheimer Real Asset Management, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Global Institutional, Inc. (November 2000-June 2008), and OppenheimerFunds Legacy Program (charitable trust program established by the Sub-Adviser) (June 2003-December 2011); Treasurer and Chief Financial Officer of OFI Global Trust Company (since May 2000); Assistant Treasurer of Oppenheimer Acquisition Corporation (March 1999-June 2008). An officer of 89 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge, upon request, by calling 1.800.CALL OPP (225.5677).

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OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Manager	OFI Global Asset Management, Inc.
Sub-Adviser	OppenheimerFunds, Inc.
Distributor	OppenheimerFunds Distributor, Inc.
Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.
Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services
Independent Registered Public Accounting Firm	KPMG LLP
Legal Counsel	K&L Gates LLP

© 2013 OppenheimerFunds, Inc. All rights reserved.

OPPENHEIMER GLOBAL STRATEGIC INCOME FUND	139

PRIVACY POLICY

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

●	Applications or other forms
●	When you create a user ID and password for online account access
●	When you enroll in eDocs Direct, our electronic document delivery service
●	Your transactions with us, our affiliates or others
●	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
●	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.

140	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

PRIVACY POLICY

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

●

All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

●

Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

●	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., and each of its financial institution subsidiaries, the trustee of OppenheimerFunds Individual Retirement Accounts (IRAs) and the custodian of the OppenheimerFunds 403(b)(7) tax sheltered custodial accounts. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2012. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

OPPENHEIMER GLOBAL STRATEGIC INCOME FUND	141

Visit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at

800.Call opp (800.225.5677) for 24-hr automated information and automated transactions. representatives also available mon-Fri 8am-8pm et.

Oppenheimer funds are distributed by OppenheimerFunds Distributor, inc. two World Financial center, 225 Liberty street, new York, nY 10281-1008 © 2013 OppenheimerFunds Distributor, inc. All rights reserved.

Ra0230.001.0913 november 22, 2013

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that F. William Marshall, Jr., the Chairman of the Board’s Audit Committee, is the audit committee financial expert and that Mr. Marshall is “independent” for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $60,900 in fiscal 2013 and $59,700 in fiscal 2012.

(b)	Audit-Related Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2013 and $7,200 in fiscal 2012.

The principal accountant for the audit of the registrant’s annual financial statements billed $469,080 in fiscal 2013 and $424,956 in fiscal 2012 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: Internal control reviews, compliance procedures, GIPS attestation procedures, internal audit training, surprise exams, system conversion testing, and corporate restructuring.

(c)	Tax Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2013 and $425 in fiscal 2012.

The principal accountant for the audit of the registrant’s annual financial statements billed $653,930 in fiscal 2013 and $359,124 in fiscal 2012 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2013 and no such fees in fiscal 2012.

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2013 and no such fees in fiscal 2012 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such fees would include the cost to the principal accountant of attending audit committee meetings and consultations regarding the registrant’s retirement plan with respect to its Trustees.

(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services may be waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to its principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 0%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $1,123,010 in fiscal 2013 and $791,705 in fiscal 2012 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 9/30/2013, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Global Strategic Income Fund

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	11/11/2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	11/11/2013

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer

Date:	11/11/2013